       As filed with the Securities and Exchange Commission on May 30, 1997
                                        Registration Nos. 2-79510 and 811-3574


                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM N-1A


            REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933          /x/





                        POST-EFFECTIVE AMENDMENT NO. 18                      /x/




                                      and

        REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940      /x/




                               AMENDMENT NO. 19                              /x/


                            -------------------------


                  MUNICIPAL FUND FOR CALIFORNIA INVESTORS, INC.
                        (California Money Fund Portfolio)
               (Exact Name of Registrant As Specified In Charter)


                         Bellevue Park Corporate Center
                         400 Bellevue Parkway, Suite 100
                           Wilmington, Delaware 19809
                    (Address of Principal Executive Offices)
                  Registrant's Telephone Number: (302) 792-2555

                                 EDWARD J. ROACH
                         Bellevue Park Corporate Center
                         400 Bellevue Parkway, Suite 100
                           Wilmington, Delaware 19809
                     (Name and Address of Agent for Service)


                                   Copies to:


                                MORGAN R. JONES
                           Drinker Biddle & Reath LLP
                        1345 Chestnut Street, Suite 1100
                        Philadelphia, Pennsylvania 19107


      It is proposed that this filing will become effective (check appropriate box)

[x]   immediately upon filing pursuant to paragraph (b)

[ ]   on (date) pursuant to paragraph (b)

[ ]   60 days after filing pursuant to paragraph (a)(i)

[ ] on (date) pursuant to paragraph (a)(i) [ ] 75 days after filing pursuant to (a)(ii)

[ ]   on (date) pursuant to paragraph (a)(ii) of rule 485.

If appropriate, check the following box:

[ ] this post-effective amendment designates a new effective date for a previously filed post-effective amendment.

                            -------------------------

                         CALCULATION OF REGISTRATION FEE
                       UNDER THE SECURITIES ACT OF 1933(1)


=========================================================================================================

                                                  Proposed           Proposed
                                                  Maximum            Maximum           Amount of
TITLE OF SECURITIES BEING      Amount Being       Offering Price     Offering          Registration
REGISTERED                     Registered (2)     Per Unit (2)       Price (3)         Fee
-------------------------      --------------     --------------     ---------         ---
---------------------------------------------------------------------------------------------------------
Shares of common stock
interest in Municipal Fund
for California Investors,
Inc.                           679,204,611        $1.00              679,204,611       $-0-
=========================================================================================================




(1) Registrant has registered an indefinite number of its shares of its Class A and Class B Common Stock under the Securities Act of 1933 pursuant to Rule 24f-2 under the Investment Company Act of 1940 (the "1940 Act"). Registrant's Rule 24f-2 Notice for its fiscal year ended January 31, 1997 for Registration No. 2-79510 was filed on March 26, 1997.



(2) Estimated solely for the purpose of calculating the registration fee pursuant to Rule 24e-2 under the Investment Company Act of 1940 and rule 457(d) under the Securities Act of 1933, based on an offering price of $1.00 with respect to its Portfolio shares in Municipal Fund for California Investors, Inc. on May 30, 1997.



(3) The maximum offering price for Registrant's Class A and Class B Common Stock is calculated pursuant to Rule 24e-2 under the 1940 Act. During the fiscal year ended January 31, 1997, Registrant redeemed a total of 1,792,867,498 shares of its Class A Common Stock and 539,018 shares of its Class B Common Stock. Of these redeemed shares, 1,114,198,590 Class A shares and 3,315 Class B Shares were used for reductions pursuant to paragraph (c) of Rule 24f-2 in Registrant's Rule 24f-2 Notice dated March 26, 1997 for the year ended January 31, 1997, and none of the redeemed shares were used for reductions pursuant to Rule 24e-2 in previous post-effective amendments. As a result, 678,668,908 redeemed shares of Class A Common Stock and 535,703 shares of Class B Common Stock are being used to reduce, pursuant to paragraph (a) of Rule 24e-2, the number of shares for which the registration fee is payable with respect to this Post-Effective Amendment.

                             CALIFORNIA MONEY FUND
                      An Investment Portfolio Offered by
                 Municipal Fund for California Investors, Inc.

                             CROSS REFERENCE SHEET

Form N-1A Item                                        Prospectus Caption
--------------                                        ------------------
1.   Cover Page....................................   Cover Page

2.   Synopsis......................................   Background and
                                                      Expense Information

3.   Condensed Financial Information...............   Financial Highlights

4.   General Description of
       Registrant..................................   Financial
                                                      Highlights;
                                                      Investment Objective
                                                      and Policies

5.   Management of the Fund........................   Management of the
                                                      Fund

6.   Capital Stock and Other
       Securities..................................   Cover Page;
                                                      Financial
                                                      Highlights;
                                                      Dividends; Taxes;
                                                      Description of
                                                      Shares and
                                                      Miscellaneous; Yield

7.   Purchase of Securities Being
       Offered.....................................   Management of the
                                                      Fund; Purchase of
                                                      Shares; Redemption
                                                      of Shares

8.   Redemption or Repurchase......................   Redemption of Shares

9.   Legal Proceedings.............................   Inapplicable

                             CALIFORNIA MONEY FUND
                       An Investment Portfolio Offered by
                 Municipal Fund for California Investors, Inc.

Bellevue Park Corporate Center                      For purchase and redemption orders call:
400 Bellevue Parkway                                800-441-7450 (in Delaware: 302-791-5350).
Suite 100                                           For current yield information call:
Wilmington, Delaware 19809                          800-821-6006.
                                                    (Code: California Money-52; California Money
                                                    Dollar-57; California Money Plus-58).
                                                    For other information call: 800-821-7432.


     Municipal Fund for California Investors, Inc. (the "Company") is a no-load, open-end investment company currently offering shares in the California Money Fund (the "Fund"). The Fund is a non-diversified investment company that is designed primarily to provide California institutional investors and their customers with as high a level of current interest income that is exempt from Federal income tax and, to the extent possible, from California state personal income tax as is consistent with the preservation of capital and relative stability of principal. Portfolio securities held by the Fund will generally have remaining maturities of 13 months or less and will be determined by the investment adviser to have minimal credit risk. The Fund has a distribution and service plan applicable to one class of its shares and a service plan applicable to another class of its shares under which certain service organizations are entitled to receive a fee at the rate of .25% per annum for their provision of distribution and/or support services to the beneficial owners of such shares.



     PFPC Inc. ("PFPC") and Provident Distributors, Inc. ("PDI") serve as the Fund's administrators. PNC Institutional Management Corporation ("PIMC") and PNC Bank, National Association ("PNC Bank") serve as the Fund's investment adviser and sub-adviser, respectively. PDI also serves as the Fund's distributor. Shares may not be purchased by individuals directly but, as indicated above, institutional investors, such as banks and broker-dealers, may purchase shares for accounts maintained by individuals.



     THE FUND MAY INVEST A SIGNIFICANT PERCENTAGE OF ITS ASSETS IN A SINGLE ISSUER. THEREFORE, INVESTMENT IN THE FUND MAY BE RISKIER THAN INVESTMENT IN OTHER TYPES OF MONEY MARKET FUNDS.



     SHARES OF THE FUND ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED, OR ENDORSED BY PNC BANK, NATIONAL ASSOCIATION OR ANY OTHER BANK AND SHARES OF THE FUND ARE NOT FEDERALLY INSURED BY, GUARANTEED BY, OBLIGATIONS OF OR OTHERWISE SUPPORTED BY THE U.S. GOVERNMENT, THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD OR ANY OTHER GOVERNMENTAL AGENCY. INVESTMENTS IN SHARES OF THE FUND INVOLVE INVESTMENT RISKS, INCLUDING THE POSSIBLE LOSS OF PRINCIPAL AMOUNT INVESTED. THERE CAN BE NO ASSURANCE THAT THE FUND WILL BE ABLE TO MAINTAIN A STABLE NET ASSET VALUE OF $1.00 PER SHARE.



     This Prospectus briefly sets forth certain information about the Fund that investors should know before investing. Investors are advised to read this Prospectus and retain it for future reference. Additional information about the Fund, contained in a Statement of Additional Information currently dated May 31, 1997, has been filed with the Securities and Exchange Commission, and is available to investors without charge by calling the Fund at 800-821-7432. The Statement of Additional Information, as amended from time to time, is incorporated by reference in its entirety into this Prospectus.

                            ------------------------

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND
  EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE
    SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION
         PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY
             REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.
                            ------------------------


                                  May 31, 1997

                       BACKGROUND AND EXPENSE INFORMATION


    The Company was organized as a Maryland corporation on September 20, 1982 and currently offers three separate classes of shares in the Fund--California Money ("Money"), California Money Dollar ("Dollar") and California Money Plus ("Plus"). The public offering of Money shares commenced on February 28, 1983, the public offering of Plus shares commenced on September 30, 1985 and the public offering of Dollar shares commenced on January 9, 1991. Shares of each class represent equal pro rata interests in a single portfolio of high quality, short-term, tax-exempt obligations maintained by the Fund (see "Investment Objective and Policies"), except that Dollar and Plus shares bear service fees payable by the Fund (at the rate of .25% per annum) to institutional investors ("Service Organizations") for distribution and/or support services they provide to the beneficial owners of such shares. (See "Management of the Fund--Service Organizations.") Because of the service fees borne by the Dollar and Plus shares, the net yield on such shares can be expected, at any given time, to be approximately .25% lower than the net yield on Money shares.


                                EXPENSE SUMMARY

                                                                      MONEY       DOLLAR       PLUS
                                                                      SHARES      SHARES      SHARES
                                                                    ----------  ----------  ----------
                                                                                            (ESTIMATED)
ANNUAL FUND OPERATING EXPENSES
(as a percentage of average net assets)
  Management Fees (net of waivers).................................       .06%        .06%        .06%
  12b-1 Fees.......................................................         --          --        .25%
  Other Expenses...................................................       .14%        .39%        .14%
    Administration Fees (net of waivers)........................... .06%        .06%        .06%
    Non-12b-1 Fees.................................................   --        .25%          --
    Other.......................................................... .08%        .08%        .08%
                                                                          =====       =====       =====
  Total Fund Operating Expenses (net of waivers)...................       .20%        .45%        .45%

---------------

EXAMPLE

                                                              1 YEAR     3 YEARS     5 YEARS     10 YEARS
                                                              ------     -------     -------     --------
You would pay the following expenses on a $1,000
  investment, assuming (1) an hypothetical 5% annual
  return and (2) redemption at the end of each time period
  with respect to the following shares:
    Money Shares..........................................     $  2       $   6       $  11        $ 26
    Dollar Shares.........................................     $  5       $  14       $  25        $ 57
    Plus Shares (estimated)...............................     $  5       $  14       $  25        $ 57


    The foregoing Expense Summary and Example are intended to assist investors in understanding the various costs and expenses that an investor in the Fund will bear directly or indirectly. In addition, institutional investors may charge their customers fees for providing services in connection with investments in the Fund's Dollar and Plus shares. (For more complete descriptions of the various costs and expenses, see "Management of the Fund" in the Prospectus and "Management of the Company" in the Statement of Additional Information and the Financial Statements and related notes incorporated by reference into the Statement of Additional Information.) Absent fee waivers for the year ended January 31, 1997, "Total Fund Operating Expenses" for the Fund's Money, Dollar and Plus shares would have been .48%, .73%, and .73% (estimated), respectively, of the Fund's average daily net assets. During the year ended January 31, 1997, no Plus shares had been sold. The investment adviser and administrators may from time to time waive the advisory and administration fees otherwise payable to them and may reimburse the Fund for its operating expenses. The foregoing table has not been audited by the Fund's independent accountants.


THE EXAMPLE SHOWN ABOVE SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RETURN OR OPERATING EXPENSES. ACTUAL INVESTMENT RETURN AND OPERATING EXPENSES MAY BE MORE OR LESS THAN THOSE SHOWN.

                              FINANCIAL HIGHLIGHTS


     The tables of "Financial Highlights" below are derived from the Fund's financial statements incorporated by reference in the Statement of Additional Information, and set forth certain information concerning the historic investment results for Money, Dollar and Plus shares. The financial highlights for the fiscal years ended January 31, 1997, 1996, 1995, 1994 and 1993 have been audited by Coopers & Lybrand L.L.P., the Fund's independent accountants whose report thereon is incorporated by reference into the Statement of Additional Information along with the financial statements. This information should be read in conjunction with the financial statements and notes incorporated by reference into the Statement of Additional Information. The Fund's financial statements and more information about the performance of the Fund is also contained in the Annual Report to Shareholders, which may be obtained without charge by calling 800-821-7432.


                              FINANCIAL HIGHLIGHTS

             (For a Fund share outstanding throughout each period)

                                                                                MONEY SHARES
                                                   ----------------------------------------------------------------------
                                                     YEAR        YEAR        YEAR        YEAR        YEAR         YEAR
                                                    ENDED       ENDED       ENDED       ENDED       ENDED        ENDED
                                                   01/31/97    01/31/96    01/31/95    01/31/94    01/31/93     01/31/92
                                                   --------    --------    --------    --------    --------    ----------
Net Asset Value, Beginning of Year..............      $1.00       $1.00       $1.00       $1.00       $1.00         $1.00
                                                   --------    --------    --------    --------    --------    ----------
 Income from Investment Operations:
   Net Investment Income........................     0.0316      0.0356      0.0281      0.0223      0.0251        0.0375
                                                   --------    --------    --------    --------    --------    ----------
Less Distributions:
 Dividends to Shareholders From Net
   Investment Income............................    (0.0316)    (0.0356)    (0.0281)    (0.0223)    (0.0251)      (0.0375)
                                                   --------    --------    --------    --------    --------    ----------
Net Asset Value, End of Year....................      $1.00       $1.00       $1.00       $1.00       $1.00         $1.00
                                                   ==========  ==========  ==========  ==========  ==========  ===========
Total Return....................................       3.21%       3.62%       2.84%       2.25%       2.54%         3.82%
Ratios/Supplemental Data:
 Net Assets, End of Year $(000).................    326,521     389,883     385,824     356,501     359,193       490,141
 Ratio of Expenses to Average Net Assets(1).....        .20%        .20%        .20%        .20%        .30%          .30%
 Ratio of Net Investment Income to Average
   Net Assets...................................       3.15%       3.55%       2.79%       2.23%       2.52%         3.75%

                                                                  MONEY SHARES
                                                  ----------------------------------------------
                                                     YEAR         YEAR        YEAR        YEAR
                                                    ENDED        ENDED       ENDED       ENDED
                                                   01/31/91     01/31/90    01/31/89    01/31/88
                                                  ----------    --------    --------    --------
Net Asset Value, Beginning of Year..............       $1.00       $1.00       $1.00       $1.00
                                                  ----------    --------    --------    --------
 Income from Investment Operations:
   Net Investment Income........................      0.0509      0.0578      0.0500      0.0440
                                                  ----------    --------    --------    --------
Less Distributions:
 Dividends to Shareholders From Net
   Investment Income............................     (0.0509)    (0.0578)    (0.0500)    (0.0440)
                                                  ----------    --------    --------    --------
Net Asset Value, End of Year....................       $1.00       $1.00       $1.00       $1.00
                                                  ===========   ==========  ==========  ==========
Total Return....................................        5.21%       5.93%       5.12%       4.51%
Ratios/Supplemental Data:
 Net Assets, End of Year $(000).................     629,001    1,046,590  1,105,956     828,103
 Ratio of Expenses to Average Net Assets(1).....         .29%        .30%        .30%        .30%
 Ratio of Net Investment Income to Average
   Net Assets...................................        5.10%       5.78%       5.01%       4.47%


---------------


(1) Annualized operating expense ratios before waivers of Investment Adviser and Administrator fees for Money shares for the years ended January 31, 1997, 1996, 1995, 1994, 1993, 1992, 1991, 1990, 1989 and 1988 were .48%, .48%,
    .48%, .49%, .48%, .48%, .46%, .47%, .47% and .48%, respectively.

                              FINANCIAL HIGHLIGHTS

             (For a Fund share outstanding throughout each period)


                                                                               DOLLAR SHARES
                                                    --------------------------------------------------------------------
                                                      YEAR      YEAR      YEAR      YEAR      YEAR      YEAR    01/09/91(1)
                                                     ENDED     ENDED     ENDED     ENDED     ENDED     ENDED       TO
                                                    01/31/97  01/31/96  01/31/95  01/31/94  01/31/93  01/31/92  01/31/91
                                                    --------  --------  --------  --------  --------  --------  --------
Net Asset Value, Beginning of Period...............    $1.00     $1.00     $1.00     $1.00     $1.00     $1.00     $1.00
                                                    --------  --------  --------  --------  --------  --------  --------
  Income From Investment Operations:
    Net Investment Income..........................   0.0291    0.0331    0.0256    0.0198    0.0226    0.0350    0.0024
                                                    --------  --------  --------  --------  --------  --------  --------
Less Distributions:
  Dividends to Shareholders from Net Investment
    Income.........................................  (0.0291)  (0.0331)  (0.0256)  (0.0198)  (0.0226)  (0.0350)  (0.0024)
                                                    --------  --------  --------  --------  --------  --------  --------
Net Asset Value, End of Period.....................    $1.00     $1.00     $1.00     $1.00     $1.00     $1.00     $1.00
                                                    ========  ========  ========  ========  ========  ========  ========
Total Return.......................................    2.96%     3.37%     2.59%     2.00%     2.29%     3.57%     3.87%(2)
Ratios/Supplemental Data:
  Net Assets, End of Period $(000).................  126,321    31,163    11,026    19,098    11,750     6,599     1,126
  Ratio of Expenses to Average Net Assets(3).......     .45%      .45%      .45%      .45%      .55%      .55%      .54%(2)
  Ratio of Net Investment Income to Average Net
    Assets.........................................     2.90     3.30%     2.54%     1.98%     2.27%     3.50%     3.85%(2)


---------------
(1) Commencement of operations.
(2) Annualized.

(3) Annualized operating expense ratios before waivers of Investment Adviser and Administrator fees for Dollar shares for the years ended January 31, 1997, 1996, 1995, 1994, 1993 and 1992 were .73%, .73%, .73%, .74%, .73% and .73%, respectively, and for the period ended January 31, 1991 was .71%.



                                                                      PLUS SHARES
                      -----------------------------------------------------------------------------------------------------------
                        YEAR       YEAR        YEAR        YEAR         YEAR       YEAR        YEAR     YEAR     YEAR    YEAR
                       ENDED      ENDED       ENDED       ENDED        ENDED      ENDED       ENDED    ENDED    ENDED    ENDED
                    01/31/97(1) 01/31/96(1) 01/31/95(1) 01/31/94(1) 01/31/93(1) 01/31/92(1) 01/31/91 01/31/90 01/31/89 01/31/88
                    ----------- ----------- ----------- ----------- ----------- ----------- -------- -------- -------- --------
Net Asset Value,
  Beginning of
  Year............     $1.00       $1.00       $1.00       $1.00       $1.00       $1.00       $1.00    $1.00    $1.00    $1.00
                     -------     -------     -------     -------     -------     -------     -------  -------  -------  -------
  Income from
    Investment
    Operations:
    Net Investment
      Income......        --          --          --          --      0.0191      0.0350      0.0484   0.0553   0.0475   0.0415
                     -------     -------     -------     -------     -------     -------     -------  -------  -------  -------
Less Distributions:
  Dividends to
    Shareholders
    from Net
    Investment
    Income........        --          --          --         (--)   (0.0191)     (0.0350)    (0.0484)  0.0553) (0.0475) (0.0415)
                     -------     -------     -------     -------     -------     -------     -------  -------  -------  -------
Net Asset Value,
  End of Year.....     $1.00       $1.00       $1.00       $1.00       $1.00       $1.00       $1.00    $1.00    $1.00    $1.00
                     =======     =======     =======     =======     =======     =======     =======  =======  =======  =======
Total Return......        --          --          --          --        1.93%       3.57%       4.96%    5.68%    4.87%    4.26%
Ratios/Supplemental
  Data:
  Net Assets, End
    of Year
    $(000)........        --          --          --          --          --      27,656      19,872   26,769   15,961    8,181
  Ratio of Expenses
    to Average Net
    Assets(2).....        --          --          --          --         .55%        .55%        .54%     .55%     .55%     .55%
  Ratio of Net
    Investment
    Income to
    Average Net
    Assets........        --          --          --          --        2.27%       3.50%       4.85%    5.53%    4.76%    4.22%


---------------

(1) Only 100 Plus shares were outstanding during the period from December 1, 1992 to July 12, 1995. Since July 13, 1995, no Plus shares were outstanding.


(2) Annualized operating expense ratios before waivers of Investment Adviser and Administrator fees for Plus shares for the year ended January 31, 1993, 1992, 1991, 1990, 1989 and 1988 were .64%, .73%, .71%, .72%, .72%, and .73%
    respectively.

                       INVESTMENT OBJECTIVE AND POLICIES

IN GENERAL


     The Fund is a no-load, open-end, non-diversified investment company which has an investment objective to provide investors with as high a level of current interest income that is exempt from Federal income tax and, to the extent possible, from California state personal income tax as is consistent with the preservation of capital and relative stability of principal. There can be, of course, no assurance that the Fund will achieve its investment objective. The Fund has a distribution plan applicable to one class of its shares and a service plan applicable to another class of its shares. See "Service Organizations."


     Substantially all of the Fund's assets are invested in debt obligations issued by or on behalf of the State of California and other states, territories and possessions of the United States, the District of Columbia and their respective authorities, agencies, instrumentalities and political sub-divisions and tax-exempt derivatives such as tender option bonds, participations, beneficial interests in trusts and partnership interests ("Municipal Obligations"). Dividends paid by the Fund that are derived from interest on bonds that is exempt from taxation under the Constitution or statutes of California ("California Municipal Obligations") are exempt from regular Federal income tax and California state personal income tax. California Municipal Obligations include municipal securities issued by the State of California and its political sub-divisions, as well as certain other governmental issuers such as the Commonwealth of Puerto Rico. Dividends derived from interest on municipal obligations other than California Municipal Obligations are exempt from regular Federal income tax but may be subject to California state personal income tax. (See, however, "Taxes" below concerning treatment of exempt-interest dividends paid by the Fund for purposes of the Federal alternative minimum tax applicable to particular classes of investors.) The Fund expects that, except during temporary defensive periods or when acceptable securities are unavailable for investment by the Fund, the Fund's assets will be invested primarily in California Municipal Obligations. At least 50% of the Fund's assets must be invested in obligations which, when held by an individual, the interest therefrom is exempt from California personal income taxation (i.e., California Municipal Obligations and certain U.S. Government obligations) at the close of each quarter of its taxable year so as to permit the Fund to pay dividends that are exempt from California state personal income tax. Dividends, regardless of their source, may be subject to local taxes.

     The Fund will not knowingly purchase securities the interest on which is subject to regular Federal income tax; however, the Fund may hold uninvested cash reserves pending investment during temporary defensive periods or, if in the opinion of the Fund's investment adviser, suitable tax-exempt obligations are unavailable. Uninvested cash reserves will not earn income.


     The Fund invests in Municipal Obligations that are determined by the Fund's investment adviser to present minimal credit risks pursuant to guidelines approved by the Company's Board of Directors pursuant to Rule 2a-7 under the Investment Company Act of 1940, as amended (the "1940 Act"). Pursuant to these guidelines, the Fund is authorized to purchase instruments that are considered "Eligible Securities" under that Rule. Eligible Securities consist of the following types of securities: (i) instruments rated at the time of purchase in one of the top two rating categories by two unaffiliated nationally recognized statistical rating organizations ("NRSROs"), (ii) instruments rated at the time of purchase in one of the top two rating categories by one such NRSRO (if only one such organization rates the instrument), (iii) instruments issued by issuers with short-term debt having such ratings, and (iv) instruments without such ratings that have been determined by the investment adviser, pursuant to procedures approved by the Board of Directors, to be of comparable quality. The Appendix to the Statement of Additional Information includes a description of applicable NRSRO ratings.

     The Fund intends to use its best efforts to maintain its net asset value at $1.00 per share, and computes its net asset value using the amortized cost method. In connection with its use of this valuation method, the Fund limits the dollar-weighted average maturity of its portfolio to not more than 90 days and the remaining maturity of each portfolio security to not more than 13 months (with certain exceptions).


     The Fund's investment objective and the policies described herein may be changed by its Board of Directors without the affirmative vote of the holders of a majority of the Fund's outstanding shares, except that the Fund may not change the following investment limitations without such a vote of shareholders. Other investment limitations that cannot be changed without a vote of shareholders are contained in the Statement of Additional Information under "Investment Objectives and Policies."


THE FUND MAY NOT:

          1. Invest less than 80% of its assets in securities the interest on which is exempt from Federal income taxes, except during defensive periods.

          2. Purchase the securities of any issuer if as a result more than 5% of the value of the Fund's assets would be invested in the securities of such issuer, except that (a) up to 50% of the value of the Fund's assets may be invested without regard to this 5% limitation; provided that no more than 25% of the value of the Fund's assets are invested in the securities of any one issuer and (b) this 5% limitation does not apply to securities issued or guaranteed by the U.S. Government, or its agencies or instrumentalities. For purposes of this limitation, a security is considered to be issued by the governmental entity (or entities) whose assets and revenues back the security, or, with respect to a private activity bond that is backed only by the assets and revenues of a non-governmental user, by such non-governmental user. In certain circumstances, the guarantor of a guaranteed security may also be considered to be an issuer in connection with such guarantee.

          3. Borrow money except from banks for temporary purposes and then in amounts not in excess of 10% of the value of the Fund's assets at the time of such borrowing; or mortgage, pledge or hypothecate any assets except in connection with any such borrowing and in amounts not in excess of the lesser of the dollar amounts borrowed or 10% of the value of the Fund's assets at the time of such borrowing. (This borrowing provision is not intended for investment leverage, but solely to facilitate management of the Fund's portfolio by enabling the Fund to meet redemption requests when the liquidation of portfolio securities is deemed to be disadvantageous or inconvenient, and hence the Fund may not purchase any portfolio securities while its borrowings are outstanding.)

          4. Invest more than 10% of the value of the Fund's total assets in illiquid securities (including illiquid variable rate demand notes) which may be illiquid due to legal or contractual restrictions on resale or the absence of readily available market quotations.

          5. Purchase any securities which would cause more than 25% of the value of the Fund's total assets at the time of purchase to be invested in the securities of issuers conducting their principal business activities in the same industry; provided that this limitation shall not apply to Municipal Obligations or governmental guarantees of Municipal Obligations; and provided, further, that for the purpose of this limitation only, industrial development bonds that are considered to be issued by non-governmental users (see the second investment limitation above) shall not be deemed to be Municipal Obligations.

     Opinions relating to the validity of Municipal Obligations and to the exemption of interest thereon from Federal income tax (and, with respect to California Municipal Obligations, to the exemption of interest thereon from California state personal income tax) are rendered by bond counsel to the respective issuers at the time of issuance, and opinions relating to the validity of and the tax-exempt status of payments received by the Fund from tax-exempt derivatives are rendered by counsel to the respective sponsors of such derivatives. Neither the Fund nor its investment adviser will review the proceedings relating to the issuance of Municipal Obligations, the creation of any tax-exempt derivatives, or the bases for such opinions.

TYPES OF MUNICIPAL OBLIGATIONS

     The two principal classifications of Municipal Obligations which may be held by the Fund are "general obligation" securities and "revenue" securities. General obligation securities are secured by the issuer's pledge of its full faith, credit and taxing power for the payment of principal and interest. Revenue securities are payable only from the revenues derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special excise tax or other specific revenue source such as the user of the facility being financed. Revenue securities may include private activity bonds. Such bonds may be issued by or on behalf of public authorities to finance various privately operated facilities, and are not payable from the unrestricted revenues of the issuer. As a result, the credit quality of private activity bonds is frequently related directly to the credit standing of private corporations or other entities.

     The Fund's portfolio may also include "moral obligation" securities, which are normally issued by special purpose public authorities. If the issuer of moral obligation securities is unable to meet its debt service obligations from current revenues, it may draw on a reserve fund, the restoration of which is a moral commitment but not a legal obligation of the state or municipality which created the issuer.

OTHER INVESTMENT PRACTICES


     Municipal Obligations purchased by the Fund may include variable and floating rate instruments, which provide for adjustments in the interest rate on certain reset dates or whenever a specified interest rate index changes, respectively. Variable and floating rate instruments are subject to the credit quality standards described above. In some cases the Fund may require that the obligation to pay the principal of the instrument be backed by a letter or line of credit or guarantee. Adverse developments affecting the banking industry generally or a particular bank or financial institution that has provided its credit or guarantee with respect to a Municipal Obligation held by the Fund, including a change in the credit quality of any such bank or financial institution, could result in a loss to the Fund and adversely affect the value of its shares. Such instruments may carry stated maturities in excess of 397 days provided that the maturity-shortening provisions stated in Rule 2a-7 are satisfied. Although a particular variable or floating rate demand instrument may not be actively traded in a secondary market, in some cases, the Fund may be entitled to principal on demand and may be able to resell such instruments in the dealer market.


     The Fund may also purchase Municipal Obligations on a "when-issued" basis. When-issued securities are securities purchased for delivery beyond the normal settlement date at a stated price and yield. The Fund will generally not pay for such securities or start earning interest on them until they are received. Securities purchased on a when-issued basis are recorded as an asset and are subject to changes in value based upon changes in the general level of interest rates. The Fund expects that commitments to purchase when-issued securities will not exceed 25% of the value of its total assets absent unusual market conditions, and that a commitment by the Fund to purchase when-issued securities will not exceed 45 days. The Fund does not intend to purchase when-issued securities for speculative purposes but only in furtherance of its investment objective.

     In addition, the Fund may acquire "stand-by commitments" with respect to Municipal Obligations held in its portfolio. Under a stand-by commitment, a dealer agrees to purchase at the Fund's option specified Municipal Obligations at a price equal to their amortized cost value plus accrued interest. The Fund will acquire stand-by commitments solely to facilitate portfolio liquidity and does not intend to exercise its rights thereunder for trading purposes.

RISK FACTORS


     The Fund is concentrated in securities issued by the State of California or entities within the State of California and therefore, investments in the Fund may be riskier than an investment in other types of money market funds.


     The Fund intends to follow the diversification standards set forth in the 1940 Act except to the extent, in the investment adviser's judgment, that non-diversification is appropriate in order to maximize the percentage of the Fund's assets that are California Municipal Obligations. The investment return on a non-diversified portfolio typically is dependent upon the performance of a smaller number of issuers relative to the number of issuers held in a diversified portfolio. In the event of changes in the financial condition or in the market's assessment of certain issuers, the Fund's maintenance of large positions in the obligations of a small number of issuers may affect the value of the Fund's portfolio to a greater extent than that of a diversified portfolio.

     Although the Fund does not presently intend to do so on a regular basis, it may invest more than 25% of its assets in Municipal Obligations the interest on which is paid solely from revenues on similar projects if such investment is deemed necessary or appropriate by the Fund's investment adviser. To the extent that the Fund's assets are concentrated in Municipal Obligations payable from revenues on similar projects, the Fund will be subject to the particular risks presented by such projects to a greater extent than it would be if the Fund's assets were not so concentrated.


     The Fund's ability to achieve its investment objective is dependent upon various factors, including the ability of the issuers of California Municipal Obligations to timely meet their continuing payment obligations with respect to the municipal obligations. Any reductions in the creditworthiness of issuers of California Municipal Obligations could adversely affect the market values and marketability of California Municipal Obligations, and, consequently, the net asset value of the Fund's portfolio.



     On July 15, 1994 and July 6, 1994, respectively, Standard & Poor's Ratings Services and Moody's Investors Service, Inc., citing the State of California's deteriorating financial position, lowered their ratings of the State's general obligation bonds from A+ and Aa, respectively, to A and A1, respectively. On July 30, 1996, Standard & Poor's Ratings Services upgraded California's general obligation bonds to A+.


     Certain California constitutional amendments, legislative measures, executive orders, administrative regulations and voter initiatives could result in certain adverse consequences affecting California

Municipal Obligations. Significant financial and other considerations relating to the Fund's investments in California Municipal Obligations are summarized in the Statement of Additional Information.

                               PURCHASE OF SHARES


     The Fund's shares are sold to institutional investors at the net asset value per share next determined after acceptance of a purchase order by PFPC, the Fund's transfer agent.



     Purchase orders for shares will be accepted by the Fund only on a day on which both the New York Stock Exchange and the Federal Reserve Bank of Philadelphia are open for business (a "Business Day"), and must be transmitted to PFPC by telephone at 800-441-7450 (in Delaware call 302-791-5350) or through the Fund's computer access program. Orders accepted by PFPC by Noon, Eastern time (9:00 A.M., Pacific time) will be executed the same day if PNC Bank, the Fund's custodian, has received payment by 4:00 P.M., Eastern time (1:00 P.M., Pacific time) that day. Orders received at other times, and orders for which payment has not been received by 4:00 P.M., Eastern time (1:00 P.M., Pacific time), will not be accepted and notice thereof will be given to the institution placing the order. Payment for orders which are not received or accepted will be returned after prompt inquiry by PNC Bank to the sending institution.


     Payment for shares may be made only in Federal funds or other funds immediately available to PNC Bank. The minimum initial investment is $5,000; however, broker-dealers and other institutional investors may set a higher minimum for their customers. There is no minimum subsequent investment. The Fund may in its discretion reject any purchase order for shares.

     Conflict of interest restrictions may apply to an institution's receipt of compensation paid by the Fund in connection with the investment of fiduciary funds in Dollar or Plus shares. Institutions, including banks regulated by the Comptroller of the Currency and investment advisers and other money managers subject to the jurisdiction of the Securities and Exchange Commission, the Department of Labor or state securities commissions, should consult legal counsel before investing in Dollar or Plus shares. (See also "Management of the Fund--Banking Laws.")

                              REDEMPTION OF SHARES

REDEMPTION PROCEDURES


     Redemption orders must be transmitted to PFPC by telephone in the manner described under "Purchase of Shares." Shares are redeemed at the net asset value per share next determined after receipt of the redemption order by PFPC. While the Fund intends to use its best efforts to maintain its net asset value per share of each of its series at $1.00, the proceeds paid upon redemption may be more or less than the amount invested depending upon a share's net asset value at the time of redemption.



     Payment for redeemed shares for which a redemption order is accepted by PFPC prior to Noon, Eastern time (9:00 A.M., Pacific time) on a Business Day is normally made in Federal funds wired to the redeeming shareholder on the same Business Day. Payment for redeemed shares for which a redemption order is accepted by PFPC after Noon, Eastern time (9:00 A.M., Pacific time) on such a Business Day or on a day that PNC Bank is closed is normally made in Federal funds wired to the redeeming shareholder on the next Business Day that PNC Bank is open. The Fund reserves the right to wire redemption proceeds within 7 days after accepting the redemption order if, in the judgment of the Fund's administrator, an earlier payment could adversely affect the Fund.

     The Fund may suspend the right of redemption or postpone the date of payment upon redemption (as well as suspend or postpone the recordation of the transfer of its shares) for such periods as are permitted under the 1940 Act. The Fund reserves the right to redeem the shares of the Fund owned by a shareholder at their net asset value if the value of such shares is less than $500. Any such shareholder will be notified in writing that its shares have a value of less than $500 and will be allowed 60 days to make an additional investment before the redemption is processed by the Fund. The Fund may also redeem shares involuntarily (and restrict the transfer of its shares) under certain special circumstances described in the Statement of Additional Information under "Additional Purchase and Redemption Information."

OTHER MATTERS


     The Fund's net asset value per share for purposes of pricing purchase and redemption orders is determined by PIMC as of Noon and 4:00 P.M., Eastern time (9:00 A.M. and 1:00 P.M., Pacific time) on each Business Day (excluding those holidays on which either the New York Stock Exchange or the Federal Reserve Bank of Philadelphia is closed). Currently, the holidays which the New York Stock Exchange or the Federal Reserve Bank of Philadelphia observes are New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Columbus Day, Veterans' Day, Thanksgiving Day and Christmas Day. The net asset value per share of each of the Fund's classes is the same and is calculated by adding the value of all of the Fund's portfolio securities and other assets, subtracting liabilities and dividing the results by the number of the Fund's outstanding shares (irrespective of class). Portfolio securities are valued on the basis of amortized cost. Under this method, the Fund values a portfolio security at cost on the date of purchase and thereafter assumes a constant amortization of any discount or premium until maturity of the security. As a result, the value of the security for purposes of determining net asset value normally does not change in response to fluctuating interest rates. While the amortized cost method seems to provide certainty in portfolio valuation, it may result in periods during which values, as determined by amortized cost, are higher or lower than the amount the Fund would receive if it sold the securities.



     Shares of the Fund are sold and redeemed without charge by the Fund, although Service Organizations (see below) and other institutional investors purchasing or holding Fund shares for their customers' accounts may charge customers for cash management and other services provided in connection with their accounts including, for example, account maintenance fees, compensating balance requirements or fees based upon account transactions, assets or income. Such charges will reduce the yield of the Fund to such customers. A customer should therefore read this Prospectus in light of the terms governing its account with a Service Organization (or other institution) before purchasing Fund shares. An institution purchasing or redeeming Fund shares on behalf of its customers is responsible for transmitting orders to the Fund in accordance with its agreements with its customers.

                             MANAGEMENT OF THE FUND

BOARD OF DIRECTORS

     The business and affairs of the Fund are managed under the direction of the Company's Board of Directors. The directors of the Company are as follows:

          G. Willing Pepper, Chairman of the Board and President of the Company, is a former President of Scott Paper Company.

          Rodney D. Johnson is President of Fairmount Capital Advisors, Inc.

          William R. Howell is a former Vice Chairman, Union Bank, Los Angeles.

          Rudolph A. Peterson is Honorary Director, President and Chief Executive Officer (Ret.) of BankAmerica Corporation.

          Anthony M. Santomero is the Richard K. Mellon Professor of Finance at The Wharton School, University of Pennsylvania.

INVESTMENT ADVISER AND SUB-ADVISER


     PIMC, a wholly-owned subsidiary of PNC Bank, serves as the Fund's investment adviser. PIMC is one of the largest bank managers of mutual funds, with assets currently under management in excess of $30 billion. PIMC was organized in 1977 by PNC Bank to perform advisory services for investment companies and has its principal offices at, 400 Bellevue Parkway, Wilmington, Delaware 19809. PNC Bank serves as the Fund's sub-adviser. PNC Bank is one of the largest bank managers of investments for individuals in the United States, and together with its predecessors has been in the business of managing the investments of fiduciary and other accounts since 1847. PNC Bank is a wholly-owned, indirect subsidiary of PNC Bank Corp. and has its principal offices at 1600 Market Street, Philadelphia, Pennsylvania 19103. In 1973, Provident National Bank (predecessor to PNC Bank) commenced advising the first institutional money market mutual fund -- a U.S. dollar denominated constant net asset value fund -- offered in the United States.



     PNC Bank Corp., a multi-bank holding company headquartered in Pittsburgh, Pennsylvania, is one of the largest financial services organizations in the United States, with banking subsidiaries in Pennsylvania, New Jersey, Delaware, Ohio, Kentucky, Indiana, Massachusetts and Florida. Its major businesses include corporate banking, consumer banking, real estate banking, mortgage banking and asset management.



     As investment adviser, PIMC manages the Fund's portfolio and is responsible for all purchases and sales of the Fund's portfolio securities. PIMC also maintains certain of the Fund's financial accounts and records and computes the Fund's net asset value and net income. For the investment advisory services provided and expenses assumed by it, PIMC is entitled to receive a fee, computed daily and payable monthly based on the Fund's average net assets. PIMC and the administrators may from time to time reduce the investment advisory and administration fees otherwise payable to them or may reimburse the Fund for its operating expenses. For the fiscal year ended January 31, 1997, the Fund paid advisory fees to PIMC (after fee waivers) of .06% of the Fund's average daily net assets.



     As sub-adviser, PNC Bank provides research, credit analysis and recommendations with respect to the Fund's investments and supplies PIMC with certain computer facilities, personnel and other services. For its sub-advisory services, PNC Bank is entitled to receive from PIMC an amount equal to 75% of the investment advisory fee paid by the Fund to PIMC (subject to adjustment in certain circumstances). The sub-advisory fees paid by PIMC to PNC Bank have no effect on the investment advisory fees payable by the Fund to PIMC. PNC Bank also serves as the Fund's custodian. The services provided by PNC Bank and PIMC and the fees payable by the Fund for these services are described further in the Statement of Additional Information under "Management of the Company."


ADMINISTRATORS


     PFPC, whose principal business address is 400 Bellevue Parkway, Wilmington, Delaware 19809 and PDI, whose principal business address is Four Falls Corporate Center, 6th Floor, West Conshohocken, Pennsylvania 19428, serve as administrators. PFPC is an indirect wholly-owned subsidiary of PNC Bank Corp. All of the outstanding stock of PDI is owned by Monroe Haegele, PDI's chief executive officer. The administrative services provided by the administrators, which are described more fully in the Statement of Additional Information, include providing and supervising the operation of an automated data processing system to process purchase and redemption orders; assisting in maintaining the Fund's Wilmington, Delaware office; performing administrative services in connection with the Fund's computer access program maintained to facilitate shareholder access to the Fund; accumulating information for and coordinating the preparation of reports to the Fund's shareholders and the SEC; and maintaining the registration or qualification of the Fund's shares for sale under state securities laws. PFPC and PDI are each responsible for carrying out the duties undertaken pursuant to the Administration Agreement with the Fund.



     For their administrative services, the administrators are entitled jointly to receive a fee computed daily and payable monthly. (For information regarding the administrators' waivers, see "Investment Adviser and Sub-Adviser" above.) The Fund also reimburses each administrator for its reasonable out-of-pocket expenses incurred in connection with the Fund's computer access program. For the fiscal year ended January 31, 1997, the Fund paid PFPC and PDI administrative fees (after fee waivers) aggregating .06% of its average daily net assets.


     PFPC also serves as transfer agent, registrar and dividend disbursing agent. PFPC's address is P.O. Box 8950, Wilmington, Delaware 19885-9628. The services provided by PFPC and PDI and the fees payable by the Fund for these services are described further in the Statement of Additional Information under "Management of the Company."

DISTRIBUTOR


     PDI whose principal business is set forth above under "administrators," also serves as distributor of the Fund's shares. Fund shares are sold on a continuous basis by the distributor as agent. The distributor pays the cost of printing and distributing prospectuses to persons who are not shareholders of the Fund (excluding preparation and printing expenses necessary for the continued registration of the Fund's shares) and of printing and distributing all sales literature. No compensation is payable by the Fund to the distributor for its distribution services.


SERVICE ORGANIZATIONS

     As stated above, Service Organizations may purchase Dollar or Plus shares offered by the Fund. Dollar shares are sold to institutions other than broker/dealers, and Plus shares are sold to broker/ dealers, which, in each case, enter into servicing agreements with the Fund requiring them to provide support services to their customers who are the beneficial owners of such shares in consideration for

 .25% (on an annualized basis) of the average daily net asset value of the Dollar or Plus shares held by the Service Organizations for the benefit of their customers. Such services, which are described more fully in the Statement of Additional Information under "Management of the Company--Service Organizations," include aggregating and processing purchase and redemption requests from customers and placing net purchase and redemption orders with PFPC; processing dividend payments from the Fund on behalf of customers; providing information periodically to customers showing their positions in Dollar or Plus shares; and providing sub-accounting not provided by the transfer agent with respect to shares beneficially owned by customers or the information necessary for sub-accounting. In addition, broker/dealers purchasing Plus shares may be requested to provide from time to time assistance (such as the forwarding of sales literature and advertising to their customers) in connection with the distribution of Plus shares. Under the terms of the agreements, Service Organizations are required to provide to their customers a schedule of any fees that they may charge to their customers relating to the investment of their customers' assets in Dollar or Plus shares. Money shares offered by the Fund may be purchased by any type of institutional investor (including banks and broker/dealers) which does not wish to enter into such servicing agreements with the Fund in connection with its investments.

EXPENSES


     Except as noted above and in the Statement of Additional Information, the Fund's service contractors bear all expenses in connection with the performance of their services. Similarly, the Fund bears the expenses incurred in its operations. The ratios of the Fund's expenses to its average daily net assets for the fiscal year ended January 31, 1997 for the Fund's Money, Dollar and Plus shares were .20%, .45% and .45% (estimated).


BANKING LAWS


     Banking laws and regulations currently prohibit a bank holding company registered under the Federal Bank Holding Company Act of 1956 or any bank or non-bank affiliate thereof from sponsoring, organizing or controlling a registered, open-end investment company engaged continuously in the issuance of its shares, and prohibit banks generally from issuing, underwriting, selling or distributing securities such as Fund shares. Such banking laws and regulations do not prohibit such a holding company or affiliate or banks generally from acting as investment adviser, transfer agent or custodian to such an investment company, or from purchasing shares of such a company for or upon the order of customers. PNC Bank, PIMC and PFPC, as well as certain Service Organizations, are subject to such banking laws and regulations, but believe they may perform the services for the Fund contemplated by their respective agreements, this Prospectus and Statement of Additional Information without violating applicable banking laws or regulations.


     Should future legislative, judicial or administrative action prohibit or restrict the activities of bank Service Organizations in connection with the provision of support services to their customers, the Fund might be required to alter or discontinue its arrangements with Service Organizations and change its method of operations. It is not anticipated, however, that any change in the Fund's method of operations would affect its net asset value per share or result in a financial loss to any customer.

                                   DIVIDENDS


     The Fund's net income is declared daily as a dividend to the holders of record of each of the Fund's classes of shares at the close of business on the day of declaration. Dividends for each class are equal to the net income available for the particular class involved and are determined in the same manner across classes. Net income available for dividends on the Dollar shares is after deduction of all the expense of fees paid to Service Organizations for their services with respect to Dollar shares, and for the Plus shares is after deduction of all the expense of fees paid to Service Organizations with respect to Plus shares. (See "Management of the Fund--Service Organizations.") Shares of each class begin accruing dividends on the day the purchase order for the shares is executed and continue to accrue dividends through, and including, the day before the redemption order for the shares is executed. Dividends are paid monthly by check, or by wire transfer if requested in writing by the shareholder, within 5 business days after the end of the month or within 5 business days of the redemption of all of a shareholder's shares of a particular class. The Fund does not expect to realize net long-term capital gains.



     Institutional shareholders may elect to have their dividends reinvested in additional full and fractional shares of the same class with respect to which dividends are declared valued at their net asset value on the payment date. Reinvested dividends receive the same tax treatment as dividends paid in cash. Such election, or any revocation thereof, must be made in writing to PFPC, and will become effective with respect to dividends paid after its receipt by PFPC.


                                     TAXES


     It is intended that the Fund will separately qualify as a "regulated investment company" under the Internal Revenue Code of 1986, as amended (the "Code"). Such qualification generally relieves the Fund of liability for Federal income and California franchise and income taxes to the extent the Fund's earnings are distributed in accordance with the Code.


     The Fund's policy is to pay its shareholders with respect to each taxable year dividends equal to at least the sum of 90% of its exempt-interest income (net of certain deductions) and 90% of its investment company taxable income (if any) for such year. Dividends derived from exempt-interest income (known as "exempt-interest dividends") may be treated by the Fund's shareholders as items of interest excludable from their gross income under Section 103(a) of the Code, unless under the circumstances applicable to the particular shareholder exclusion would be disallowed. (See Statement of Additional Information under "Additional Information Concerning Taxes.")

     If the Fund should hold certain private activity bonds issued after August 7, 1986, shareholders must include, as an item of tax preference, the portion of dividends paid by the Fund that is attributable to interest on such bonds in their Federal alternative minimum taxable income for purposes of determining liability (if any) for the 26-28% alternative minimum tax applicable to individuals and the 20% alternative minimum tax applicable to corporations. Corporate shareholders also must take all exempt-interest dividends into account in determining certain adjustments for alternative minimum tax purposes. Shareholders receiving Social Security benefits or Railroad Retirement Act benefits should note that all exempt-interest dividends will be taken into account in determining the taxability of such benefits.

     Dividends that are paid by the Fund to non-corporate shareholders and are derived from interest on California Municipal Obligations or certain U.S. Government obligations are also exempt from

California state personal income tax. However, dividends paid to corporate shareholders subject to California state franchise tax or California state corporate income tax will be taxed as ordinary income to such shareholders, notwithstanding that all or a portion of such dividends is exempt from California state personal income tax. Moreover, to the extent that the Fund's dividends are derived from interest on debt obligations other than California Municipal Obligations or certain U.S. Government obligations such dividends will be subject to California state personal income tax, even though such dividends may be exempt for Federal income tax purposes.

     Exempt-interest dividends derived from U.S. Government obligations generally will be exempt from state and local tax as well. However, except as noted with respect to California state personal income tax, in some situations distributions of net investment income may be taxable to investors under state or local law as dividend income even though all or a portion of such distributions may be derived from interest on tax-exempt obligations which, if realized directly, would be exempt from such income taxes. To the extent, if any, that dividends paid to shareholders are derived from taxable interest or from long-term or short-term capital gains, such dividends will not be exempt from Federal income tax or California state personal income tax.


     Fund shareholders will be advised at least annually as to the Federal and California state personal income tax consequences of distributions made each year.


     The foregoing is only a brief summary of some of the important tax considerations generally affecting the Fund and its shareholders. No attempt is made to present a detailed explanation of the Federal, state or local income tax treatment of the Fund or its shareholders, and this discussion is not intended as a substitute for careful tax planning. Accordingly, potential investors in the Fund should consult their tax advisers with specific reference to their own tax situations.

                    DESCRIPTION OF SHARES AND MISCELLANEOUS


     The Company's Charter authorizes the Board of Directors to issue up to three billion full and fractional shares of capital stock, $.001 par value per share, and to classify or reclassify any unissued shares of the Fund into one or more classes or series by setting or changing in any one or more respects their respective preferences, conversion or other rights, voting powers, restrictions, limitations as to dividends, qualifications and terms and conditions of redemption. Pursuant to such authority, the Board of Directors has classified
2.3 billion of its shares as California Money shares (Class A Common Stock), 300 million of its shares as California Money Dollar shares (Class A Common Stock-Special Series 1) and 300 million of its shares as California Money Plus shares (Class A Common Stock-Special Series 2). The 1940 Act states that the beneficial owner of more than 25% of the voting securities of a company is presumed to control the company. Under this definition, as of May 19, 1997, no entity is deemed to be a controlling person of the Company as no entity controls more than 25% of the voting securities of the Company.



     THIS PROSPECTUS RELATES PRIMARILY TO THE FUND AND DESCRIBES ONLY THE INVESTMENT OBJECTIVE AND POLICIES, OPERATIONS, CONTRACTS AND OTHER MATTERS RELATING TO THE FUND.



     Each Money, Dollar and Plus share represents an equal proportionate interest in the assets of the Fund. Shareholders of each class are entitled to participate equally in any dividend or distribution declared by the Company's Board of Directors (except as provided under "Dividends") and in the net distributable assets of the Fund on liquidation. Fund shares have no pre-emptive rights and only such conversion and exchange rights as the Board may grant in its discretion. When issued for payment as described in this Prospectus, the Fund's shares will be fully paid and non-assessable. Further, shareholders of each class are entitled to one vote for each full share held and proportionate fractional votes for fractional shares held, and will vote in the aggregate and not by class, except where otherwise required by law and except that only Dollar shares will be entitled to vote on matters submitted to a vote of shareholders pertaining to the Fund's arrangements with Service Organizations with respect to Dollar shares, and Plus shares will enjoy similar voting rights on matters pertaining to the Fund's arrangements with Service Organizations with respect to Plus shares. (See "Management of the Fund--Service Organizations.") Shares of the Company have non-cumulative voting rights and, accordingly, the holders of more than 50% of the Company's outstanding shares (irrespective of class or series) may elect all of the directors.


     For information concerning the redemption of Fund shares and possible restrictions on their transferability, see "Redemption of Shares."

                                     YIELD


     From time to time the Fund may advertise the "yields," "effective yields" and "tax-equivalent yields" of its Money, Dollar and Plus shares. Yield quotations are computed separately for each separate class of shares. Yield figures are based on historical earnings and are not intended to indicate future performance. The "yield" for each class of Fund shares refers to the income generated by an investment in the shares of such class over a seven-day period (which period will be stated in the advertisement). This income is then "annualized." That is, the amount of income generated by the investment during that week is assumed to be generated each week over a 52-week period and is shown as a percentage of the investment. The "effective yield" is calculated similarly but, when annualized, the income earned by an investment in a class of Fund shares is assumed to be reinvested in shares of that class. The "effective yield" will be slightly higher than the "yield" because of the compounding effect of this assumed reinvestment. The "tax-equivalent yield" shows the level of taxable yield necessary to produce an after-tax yield equivalent to the Fund's tax-free yield. It is calculated by increasing the Fund's yield (calculated as above) by the amount necessary to reflect the payment of Federal and California income taxes at a stated tax rate. The "tax-equivalent yield" will always be higher than the "yield."



     The yield of any investment is generally a function of portfolio quality and maturity, type of investment and operating expenses. The yield on Money, as well as Dollar and Plus, shares will fluctuate and is not necessarily representative of future results. Any fees charged by broker-dealers, banks or others directly to their customers in connection with investments in the Fund are not reflected in the yields on the Fund's shares, and such fees, if charged, will reduce the actual return received by customers on their investments. Investors may call 800-821-6006 to obtain the current yields on each series of the Fund's shares.

                     [THIS PAGE INTENTIONALLY LEFT BLANK.]

       NO PERSON HAS BEEN AUTHORIZED
       TO GIVE ANY INFORMATION OR TO
       MAKE ANY REPRESENTATIONS NOT
       CONTAINED IN THIS PROSPECTUS,
       OR THE FUND'S STATEMENT OF
       ADDITIONAL INFORMATION
       INCORPORATED HEREIN BY
       REFERENCE, IN CONNECTION WITH
       THE OFFERING MADE BY THIS
       PROSPECTUS AND, IF GIVEN OR
       MADE, SUCH INFORMATION OR
       REPRESENTATIONS MUST NOT BE
       RELIED UPON AS HAVING BEEN
       AUTHORIZED BY THE FUND OR ITS
       DISTRIBUTOR. THIS PROSPECTUS
       DOES NOT CONSTITUTE AN
       OFFERING BY THE FUND OR BY
       THE DISTRIBUTOR IN ANY
       JURISDICTION IN WHICH SUCH
       OFFERING MAY NOT LAWFULLY BE
       MADE.

             -----------------
             TABLE OF CONTENTS


                                         PAGE
                                        ------
         Background and Expense
           Information..................      2
         Financial Highlights...........      3
         Investment Objective and
           Policies.....................      5
         Purchase of Shares.............      9
         Redemption of Shares...........      9
         Management of the Fund.........     11
         Dividends......................     14
         Taxes..........................     14
         Description of Shares and
           Miscellaneous................     15
         Yield..........................     16



                    CALIFORNIA
                    MONEY FUND

             AN INVESTMENT PORTFOLIO
                    OFFERED BY
                MUNICIPAL FUND FOR
            CALIFORNIA INVESTORS, INC.

       [PROVIDENT INSTITUTIONAL FUNDS LOGO]

                    Prospectus


                   May 31, 1997


       PIF-P-011

                              CALIFORNIA MONEY FUND
                                 (Dollar Shares)
                       An Investment Portfolio Offered by
                  Municipal Fund for California Investors, Inc.

                              CROSS REFERENCE SHEET

Form N-1A Item                                        Prospectus Caption
--------------                                        ------------------
1.   Cover Page....................................   Cover Page

2.   Synopsis......................................   Background and
                                                      Expense Information

3.   Condensed Financial Information...............   Financial Highlights

4.   General Description of
       Registrant..................................   Financial
                                                      Highlights;
                                                      Investment Objective
                                                      and Policies

5.   Management of the Fund........................   Management of the
                                                      Fund

6.   Capital Stock and Other
       Securities..................................   Cover Page;
                                                      Financial
                                                      Highlights;
                                                      Dividends; Taxes;
                                                      Description of
                                                      Shares and
                                                      Miscellaneous; Yield

7.   Purchase of Securities Being
       Offered.....................................   Management of the
                                                      Fund; Purchase of
                                                      Shares; Redemption
                                                      of Shares

8.   Redemption or Repurchase......................   Redemption of Shares

9.   Legal Proceedings.............................   Inapplicable

                                   PROSPECTUS
                             California Money Fund
                                (Dollar Shares)

                       An Investment Portfolio Offered by
                 Municipal Fund for California Investors, Inc.

Bellevue Park Corporate Center                        For purchase and redemption orders call:
400 Bellevue Parkway                                  Morgan Guaranty Trust Company of New York
Suite 100                                             at (800) 521-5411.
Wilmington, Delaware 19809


     Municipal Fund for California Investors, Inc. (the "Company") is a no-load, open-end investment company currently offering shares in the California Money Fund (the "Fund"). This Prospectus offers one class of shares ("Dollar Shares") in the Fund. The Fund is a non-diversified investment company that is designed primarily to provide California institutional investors and their customers with as high a level of current interest income that is exempt from Federal income tax and, to the extent possible, from California state personal income tax as is consistent with the preservation of capital and relative stability of principal. Portfolio securities held by the Fund will generally have remaining maturities of 13 months or less and will be determined by the investment adviser to have minimal credit risk.



     PFPC Inc. ("PFPC") and Provident Distributors, Inc. ("PDI") serve as the Fund's administrators. PDI also serves as the Fund's distributor. PNC Institutional Management Corporation ("PIMC") and PNC Bank, National Association ("PNC Bank") serve as the Fund's investment adviser and sub-adviser, respectively. Morgan Guaranty Trust Company of New York will act as Service Organization on behalf of its customers and customers of its affiliates with respect to all shares offered by this Prospectus. The customers, which may include individuals, trusts, partnerships and corporations, must maintain accounts (such as demand deposit, custody, trust or escrow accounts) with the Service Organization.



     THE FUND MAY INVEST A SIGNIFICANT PERCENTAGE OF ITS ASSETS IN A SINGLE ISSUER. THEREFORE, INVESTMENT IN THE FUND MAY BE RISKIER THAN INVESTMENT IN OTHER TYPES OF MONEY MARKET FUNDS.



     SHARES OF THE FUND ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED, OR ENDORSED BY ANY BANK INCLUDING MORGAN GUARANTY TRUST COMPANY OF NEW YORK, PNC BANK, NATIONAL ASSOCIATION AND SHARES OF THE FUND ARE NOT FEDERALLY INSURED BY, GUARANTEED BY, OBLIGATIONS OF OR OTHERWISE SUPPORTED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD OR ANY OTHER GOVERNMENTAL AGENCY. INVESTMENTS IN SHARES OF THE FUND INVOLVE INVESTMENT RISKS, INCLUDING THE POSSIBLE LOSS OF PRINCIPAL AMOUNT INVESTED. THERE CAN BE NO ASSURANCE THAT THE FUND WILL BE ABLE TO MAINTAIN A STABLE NET ASSET VALUE OF $1.00 PER SHARE.



     This Prospectus briefly sets forth certain information about the Fund that investors should know before investing. Investors are advised to read this Prospectus and retain it for future reference. Additional information about the Fund, contained in a Statement of Additional Information currently dated May 31, 1997, has been filed with the Securities and Exchange Commission and is available to investors without charge by calling 800-821-7432. The Statement of Additional Information, as amended from time to time, is incorporated by reference in its entirety into this Prospectus.

                            ------------------------

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND
  EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE
    SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION
         PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY
             REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.
                            ------------------------

                                  May 31, 1997

                             CALIFORNIA MONEY FUND
                                (DOLLAR SHARES)

                       AN INVESTMENT PORTFOLIO OFFERED BY
                 MUNICIPAL FUND FOR CALIFORNIA INVESTORS, INC.

                             CROSS REFERENCE SHEET

                FORM N-1A ITEM                               PROSPECTUS CAPTION
  -------------------------------------------    -------------------------------------------
  1.  Cover Page.............................    Cover Page
  2.  Synopsis...............................    Background and Expense Information
  3.  Condensed Financial Information........    Financial Highlights
  4.  General Description of Registrant......    Financial Highlights; Investment Objective
                                                 and Policies
  5.  Management of the Fund.................    Management of the Fund
  6.  Capital Stock and Other Securities.....    Cover Page; Financial Highlights;
                                                 Dividends; Taxes; Description of Shares and
                                                 Miscellaneous; Yield
  7.  Purchase of Securities Being Offered...    Management of the Fund; Purchase of Shares;
                                                 Redemption of Shares
  8.  Redemption or Repurchase...............    Redemption of Shares
  9.  Legal Proceedings......................    Inapplicable

                               TABLE OF CONTENTS


                                                                                        PAGE
                                                                                        ----
Background and Expense Information....................................................     1
Financial Highlights..................................................................     2
Investment Objective and Policies.....................................................     4
Purchase of Shares....................................................................     8
Redemption of Shares..................................................................     8
Management of the Fund................................................................    10
Dividends.............................................................................    12
Taxes.................................................................................    13
Description of Shares and Miscellaneous...............................................    14
Yield.................................................................................    15

                       BACKGROUND AND EXPENSE INFORMATION


     The Company was organized as a Maryland corporation on September 20, 1982 and currently offers three separate classes of shares in the Fund--California Money ("Money"), California Money Dollar ("Dollar") and California Money Plus ("Plus"). The public offering of Money shares commenced on February 28, 1983, the public offering of Plus shares commenced on September 30, 1985 and the public offering of the Dollar shares commenced on January 9, 1991.



     Shares of each class represent equal pro rata interests in a single portfolio of high quality, short-term, tax-exempt obligations maintained by the Fund (see "Investment Objective and Policies"), except that Dollar Shares bear the additional expense of service fees payable by the Fund (at the rate of .25% per annum) to Service Organizations for support services they provide to the beneficial owners of such shares and Plus Shares bear the additional expense of service fees payable by the Fund (at the rate of .25% per annum) to certain organizations that provide services to the beneficial owners of such shares. (See "Management of the Fund--Service Organizations.")


                                EXPENSE SUMMARY

ANNUAL FUND OPERATING EXPENSES
(as a percentage of average net assets)
  Management Fees (net of waivers)..............................................         .06%
  Other Expenses................................................................         .39%
     Administration Fees (net of waivers).......................................  .06%
     Non-12b-1 Fees.............................................................  .25%
     Other......................................................................  .08%
                                                                                         ====
  Total Fund Operating Expenses (net of waivers)................................         .45%

---------------

EXAMPLE

                                                        1 YEAR    3 YEARS    5 YEARS    10 YEARS
                                                        ------    -------    -------    --------
An investor would pay the following expenses on a
  $1,000 investment, assuming (1) a hypothetical 5%
  annual return and (2) redemption at the end of each
  time period with respect to the Dollar Shares:.....     $5        $14        $25        $ 57


     The foregoing Expense Summary and Example are intended to assist investors in understanding the various costs and expenses that an investor in the Fund will bear directly or indirectly. In addition, institutional investors may charge their customers fees for providing services in connection with investments in the Fund's Dollar and Plus shares. (For more complete descriptions of the various costs and expenses, see "Management of the Fund" in the Prospectus and Statement of Additional Information and the financial statements and related notes incorporated by reference into the Statement of Additional Information.) Absent fee waivers for the year ended January 31, 1997, "Total Fund Operating Expenses" for the Fund's Dollar Shares were .73% of the Fund's average daily net assets. The investment adviser and administrators may from time to time waive the advisory and administration fees otherwise payable to them and may reimburse the Fund for its operating expenses. The foregoing table has not been audited by the Fund's independent accountants.



    THE EXAMPLE SHOWN ON THIS PAGE SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RETURN OR OPERATING EXPENSES. ACTUAL INVESTMENT RETURN AND OPERATING EXPENSES MAY BE MORE OR LESS THAN THOSE SHOWN.

                              FINANCIAL HIGHLIGHTS


     The table of "Financial Highlights" below is derived from the Fund's financial statements incorporated by reference into the Statement of Additional Information and sets forth certain information concerning the historic investment results for Money, Dollar and Plus shares. The Financial Highlights for the fiscal years ended January 31, 1997, 1996, 1995, 1994, and 1993 have been audited by Coopers & Lybrand L.L.P., the Fund's independent accountants whose report thereon is incorporated by reference into the Statement of Additional Information along with the financial statements. This information should be read in conjunction with the financial statements and notes in the Statement of Additional Information. The Fund's financial statements and more information about the performance of the Fund is also contained in the Annual Report to Shareholders, which may be obtained without charge by calling 800-521-5411.


                              FINANCIAL HIGHLIGHTS


             (For a Fund share outstanding throughout each period)


                                                                                     MONEY SHARES
                                                   --------------------------------------------------------------------------------
                                                     YEAR        YEAR        YEAR        YEAR        YEAR        YEAR        YEAR
                                                    ENDED       ENDED       ENDED       ENDED       ENDED       ENDED       ENDED
                                                   01/31/97    01/31/96    01/31/95    01/31/94    01/31/93    01/31/92    01/31/91
                                                   --------    --------    --------    --------    --------    --------    --------
Net Asset Value, Beginning of Year..............      $1.00       $1.00       $1.00       $1.00       $1.00       $1.00       $1.00
                                                   --------    --------    --------    --------    --------    --------    --------
 Income from Investment Operations:
   Net Investment Income........................     0.0316      0.0356      0.0281      0.0223      0.0251      0.0375      0.0509
                                                   --------    --------    --------    --------    --------    --------    --------
Less Distributions:
 Dividends to Shareholders From Net
   Investment Income............................    (0.0316)    (0.0356)    (0.0281)    (0.0223)    (0.0251)    (0.0375)    (0.0509)
                                                   --------    --------    --------    --------    --------    --------    --------
Net Asset Value, End of Year....................      $1.00       $1.00       $1.00       $1.00       $1.00       $1.00       $1.00
                                                   ========    ========    ========    ========    ========    ========    ========
Total Return....................................      3.21%       3.62%       2.84%       2.25%       2.54%       3.82%       5.21%
Ratios/Supplemental Data:
 Net Assets, End of Year $(000).................    326,521     389,883     385,824     356,501     359,193     490,141     629,001
 Ratio of Expenses to Average Net Assets(1).....       .20%        .20%        .20%        .20%        .30%        .30%        .29%
 Ratio of Net Investment Income to Average Net
   Assets.......................................      3.15%       3.55%       2.79%       2.23%       2.52%       3.75%       5.10%


                                                     YEAR          YEAR         YEAR
                                                    ENDED         ENDED        ENDED
                                                   01/31/90      01/31/89     01/31/88
                                                  ----------    ----------    --------
Net Asset Value, Beginning of Year..............       $1.00         $1.00       $1.00
                                                   ---------    ----------    --------
 Income from Investment Operations:
   Net Investment Income........................      0.0578        0.0500      0.0440
                                                   ---------    ----------    --------
Less Distributions:
 Dividends to Shareholders From Net
   Investment Income............................     (0.0578)      (0.0500)    (0.0440)
                                                   ---------    ----------    --------
Net Asset Value, End of Year....................       $1.00         $1.00       $1.00
                                                   =========    ==========    ========
Total Return....................................       5.93%         5.12%       4.51%
Ratios/Supplemental Data:
 Net Assets, End of Year $(000).................   1,046,590     1,105,956     828,103
 Ratio of Expenses to Average Net Assets(1).....        .30%          .30%        .30%
 Ratio of Net Investment Income to Average Net
   Assets.......................................       5.78%         5.01%       4.47%


---------------


(1) Annualized operating expense ratios before waivers of Investment Adviser and Administrator fees for Money shares for the years ended January 31, 1997, 1996, 1995, 1994, 1993, 1992, 1991, 1990, 1989 and 1988 were .48%, .48%,
    .48%, .49%, .48%, .48%, .46%, .47%, .47% and .48%, respectively.

                              FINANCIAL HIGHLIGHTS

             (For a Fund share outstanding throughout each period)


                                                                                DOLLAR SHARES
                                               --------------------------------------------------------------------------------
                                                 YEAR        YEAR        YEAR        YEAR        YEAR        YEAR      01/09/91(1)
                                                ENDED       ENDED       ENDED       ENDED       ENDED       ENDED         TO
                                               01/31/97    01/31/96    01/31/95    01/31/94    01/31/93    01/31/92    01/31/91
                                               --------    --------    --------    --------    --------    --------    --------
Net Asset Value, Beginning of Period........      $1.00    $   1.00       $1.00       $1.00       $1.00       $1.00       $1.00
                                               --------    --------    --------    --------    --------    --------    --------
  Income From Investment Operations:
    Net Investment Income...................     0.0291      0.0331      0.0256      0.0198      0.0226      0.0350      0.0024
                                               --------    --------    --------    --------    --------    --------    --------
Less Distributions:
  Dividends to Shareholders from Net
    Investment Income.......................    (0.0291)    (0.0331)    (0.0256)    (0.0198)    (0.0226)    (0.0350)    (0.0024)
                                               --------    --------    --------    --------    --------    --------    --------
Net Asset Value, End of Period..............      $1.00    $   1.00       $1.00       $1.00       $1.00       $1.00       $1.00
                                               ========    ========    ========    ========    ========    ========    ========
Total Returns...............................       2.96%       3.37%       2.59%       2.00%       2.29%       3.57%       3.87%(2)
Ratios/Supplemental Data:
  Net Assets, End of Period $(000)..........    126,321      31,163      11,026      19,098      11,750       6,599       1,126
  Ratio of Expenses to Average Net
    Assets(3)...............................        .45%        .45%        .45%        .45%        .55%        .55%        .54%(2)
  Ratio of Net Investment Income to Average
    Net Assets..............................       2.90%       3.30%       2.54%       1.98%       2.27%       3.50%       3.85%(2)


---------------
(1) Commencement of operations.
(2) Annualized.

(3) Annualized operating expense ratios before waivers of Investment Adviser and Administrator fees for Dollar Shares for the years ended January 31, 1997, 1996, 1995, 1994, 1993 and 1992 were .73%, .73%, .73%, .74%, .73% and .73%, respectively, and for the period ended January 31, 1991 was .71%.



                                                                      PLUS SHARES
                      -----------------------------------------------------------------------------------------------------------
                                     YEAR           YEAR          YEAR         YEAR          YEAR           YEAR         YEAR
                                     ENDED          ENDED         ENDED        ENDED         ENDED          ENDED        ENDED
                                   01/31/97(2)   01/31/96(2)   01/31/95(2)   01/31/94(2)   01/31/93(2)     01/31/92     01/31/91
                                   -----------   -----------   ----------    -----------   ----------      --------     --------
Net Asset Value,
  Beginning of Period.............    $1.00         $1.00         $1.00         $1.00         $1.00          $1.00        $1.00
                                    -------       -------       -------       -------       -------        -------      -------
  Income from Investment
    Operations:
    Net Investment Income.........       --            --            --            --        0.0191         0.0350       0.0484
                                    -------       -------       -------       -------       -------        -------      -------

Less Distributions:
  Dividends to Shareholders from
    Net Investment Income.........       --            --            --           (--)      (0.0191)       (0.0350)     (0.0484)
                                    -------       -------       -------       -------       -------        -------      -------
Net Asset Value, End of Year......    $1.00         $1.00         $1.00         $1.00         $1.00          $1.00        $1.00
                                    =======       =======       =======       =======       =======        =======      =======
Total Returns.....................       --            --            --            --          1.93%          3.57%        4.96%
Ratios/Supplemental Data:
  Net Assets, End of
   Year $(000)....................       --            --            --            --            --         27,656       19,872
  Ratio of Expenses to
    Average Net Assets(1).........       --            --            --            --           .55%           .55%         .54%
  Ratio of Net
    Investment Income to
    Average Net  Assets...........       --            --            --            --           2.27%         3.50%        4.85%


                                                  PLUS SHARES
                                    -----------------------------------------
                                          YEAR         YEAR        YEAR
                                          ENDED       ENDED        ENDED
                                        01/31/90     01/31/89     01/31/88
                                        --------     --------     --------
Net Asset Value,
  Beginning of Period.............        $1.00        $1.00        $1.00
                                        -------      -------      -------
  Income from Investment
    Operations:
    Net Investment Income.........       0.0553       0.0475       0.0415
                                        -------      -------      -------
Less Distributions:
  Dividends to Shareholders from
    Net Investment Income.........      (0.0553)     (0.0475)     (0.0415)
                                        -------      -------      -------
Net Asset Value, End of Year......        $1.00        $1.00        $1.00
                                        =======      =======      =======
Total Returns.....................         5.68%        4.87%        4.26%
Ratios/Supplemental Data:
  Net Assets, End of
    Year $(000)...................       26,769       15,961        8,181
  Ratio of Expenses to
    Average Net Assets(1).........          .55%         .55%         .55%
  Ratio of Net Investment Income
    to Average Net Assets.........         5.53%        4.76%        4.22%


---------------

(1) Annualized operating expense ratios before waivers of Investment Adviser and Administrator fees for Plus shares for the years ended January 31, 1993, 1992, 1991, 1990, 1989 and 1988 were .64%, .73%, .71%, .72%, .72%, and .73%
    respectively.


(2) Only 100 Plus shares were outstanding during the period from December 1, 1992 to July 12, 1995. Since July 31, 1995, no Plus shares were outstanding.

                       INVESTMENT OBJECTIVE AND POLICIES

IN GENERAL

     The Fund is a no-load, open-end non-diversified investment company which has an investment objective to provide investors with as high a level of current interest income that is exempt from Federal income tax and, to the extent possible, from California state personal income tax as is consistent with the preservation of capital and relative stability of principal. There can be, of course, no assurance that the Fund will achieve its investment objective. The Fund has a service plan applicable to the Dollar Shares. See "Service Organizations."

     Substantially all of the Fund's assets are invested in debt obligations issued by or on behalf of the State of California and other states, territories and possessions of the United States, the District of Columbia and their respective authorities, agencies, instrumentalities and political subdivisions and tax-exempt derivatives such as tender option bonds, participations, beneficial interests in trusts and partnership interests ("Municipal Obligations"). Dividends paid by the Fund that are derived from interest on bonds that is exempt from taxation under the Constitution or statutes of California ("California Municipal Obligations") are exempt from regular Federal income tax and California state personal income tax. California Municipal Obligations include municipal securities issued by the State of California and its political subdivisions, as well as certain other governmental issuers such as the Commonwealth of Puerto Rico. Dividends derived from interest on municipal obligations other than California Municipal Obligations are exempt from regular Federal income tax but may be subject to California state personal income tax. (See, however, "Taxes" below concerning treatment of exempt-interest dividends paid by the Fund for purposes of the Federal alternative minimum tax applicable to particular classes of investors.) The Fund expects that, except during temporary defensive periods or when acceptable securities are unavailable for investment by the Fund, the Fund's assets will be invested primarily in California Municipal Obligations. At least 50% of the Fund's assets must be invested in obligations which, when held by an individual, the interest therefrom is exempt from California personal income taxation (i.e., California Municipal Obligations and certain U.S. Government obligations) at the close of each quarter of its taxable year so as to permit the Fund to pay dividends that are exempt from California state personal income tax. Dividends, regardless of their source, may be subject to local taxes.

     The Fund will not knowingly purchase securities the interest on which is subject to regular Federal income tax; however, the Fund may hold uninvested cash reserves pending investment during temporary defensive periods or, if in the opinion of the Fund's investment adviser, suitable tax-exempt obligations are unavailable. Uninvested cash reserves will not earn income.


     The Fund invests in Municipal Obligations that are determined by the Fund's investment adviser to present minimal credit risks pursuant to guidelines approved by the Company's Board of Directors pursuant to Rule 2a-7 under the Investment Company Act of 1940, as amended (the "1940 Act"). Pursuant to these guidelines, the Fund is authorized to purchase instruments that are considered "Eligible Securities" under that Rule. Eligible Securities consist of the following types of securities (i) instruments are rated at the time of purchase in one of the top two rating categories by two unaffiliated nationally recognized statistical rating organizations ("NRSROs"), (ii) instruments rated at the time of purchase in one of the top two rating categories by one such NRSRO (if only one such organization rates the instrument), (iii) instruments issued by issuers with short-term debt having such ratings, and (iv) instruments without such ratings that have been determined by the investment adviser, pursuant to procedures approved by the Board of Directors, to be of comparable quality. The Appendix to the Statement of Additional Information includes a description of applicable NRSRO ratings.

     The Fund intends to use its best efforts to maintain its net asset value at $1.00 per share, and computes its net asset value using the amortized cost method. In connection with its use of this valuation method, the Fund limits the dollar-weighted average maturity of its portfolio to not more than 90 days and the remaining maturity of each portfolio security to not more than 13 months (with certain exceptions).


     The Fund's investment objective and the policies described herein may be changed by its Board of Directors without the affirmative vote of the holders of a majority of the Fund's outstanding shares, except that the Fund may not change the following investment limitations without such a vote of shareholders. Other investment limitations that cannot be changed without a vote of shareholders are contained in the Statement of Additional Information under Investment Objectives.


THE FUND MAY NOT:

          1. Invest less than 80% of its assets in securities the interest on which is exempt from Federal income taxes, except during defensive periods.

          2. Purchase the securities of any issuer if as a result more than 5% of the value of the Fund's assets would be invested in the securities of such issuer, except that (a) up to 50% of the value of the Fund's assets may be invested without regard to this 5% limitation; provided that no more than 25% of the value of the Fund's assets are invested in the securities of any one issuer and (b) this 5% limitation does not apply to securities issued or guaranteed by the U.S. Government, or its agencies or instrumentalities. For purposes of this limitation, a security is considered to be issued by the governmental entity (or entities) whose assets and revenues back the security, or, with respect to a private activity bond that is backed only by the assets and revenues of a non-governmental user, by such non-governmental user. In certain circumstances, the guarantor of a guaranteed security may also be considered to be an issuer in connection with such guarantee.

          3. Borrow money except from banks for temporary purposes and then in amounts not in excess of 10% of the value of the Fund's assets at the time of such borrowing; or mortgage, pledge or hypothecate any assets except in connection with any such borrowing and in amounts not in excess of the lesser of the dollar amounts borrowed or 10% of the value of the Fund's assets at the time of such borrowing. (This borrowing provision is not intended for investment leverage, but solely to facilitate management of the Fund's portfolio by enabling the Fund to meet redemption requests when the liquidation of portfolio securities is deemed to be disadvantageous or inconvenient, and hence the Fund may not purchase any portfolio securities while its borrowings are outstanding.)

          4. Invest more than 10% of the value of the Fund's total assets in illiquid securities (including illiquid variable rate demand notes) which may be illiquid due to legal or contractual restrictions on resale or the absence of readily available market quotations.

          5. Purchase any securities which would cause more than 25% of the value of the Fund's total assets at the time of purchase to be invested in the securities of issuers conducting their principal business activities in the same industry; provided that this limitation shall not apply to Municipal Obligations or governmental guarantees of Municipal Obligations; and provided, further, that for the purpose of this limitation only, industrial development bonds that are considered to be issued by non-governmental users (see the second investment limitation above) shall not be deemed to be Municipal Obligations.

     Opinions relating to the validity of Municipal Obligations and to the exemption of interest thereon from Federal income tax (and, with respect to California Municipal Obligations, to the exemption of interest thereon from California state personal income tax) are rendered by bond counsel to the respective issuers at the time of issuance, and opinions relating to the validity of and the tax-exempt status of payments received by the Fund from tax-exempt derivatives are rendered by counsel to the respective sponsors of such derivatives. Neither the Fund nor its investment adviser will review the proceedings relating to the issuance of Municipal Obligations, the creation of any tax-exempt derivatives or the bases for such opinions.

TYPES OF MUNICIPAL OBLIGATIONS

     The two principal classifications of Municipal Obligations which may be held by the Fund are "general obligation" securities and "revenue" securities. General obligation securities are secured by the issuer's pledge of its full faith, credit and taxing power for the payment of principal and interest. Revenue securities are payable only from the revenues derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special excise tax or other specific revenue source such as the user of the facility being financed. Revenue securities may include private activity bonds. Such bonds may be issued by or on behalf of public authorities to finance various privately operated facilities, and are not payable from the unrestricted revenues of the issuer. As a result, the credit quality of private activity bonds is frequently related directly to the credit standing of private corporations or other entities.

     The Fund's portfolio may also include "moral obligation" securities, which are normally issued by special purpose public authorities. If the issuer of moral obligation securities is unable to meet its debt service obligations from current revenues, it may draw on a reserve fund, the restoration of which is a moral commitment but not a legal obligation of the state or municipality which created the issuer.

OTHER INVESTMENT PRACTICES


     Municipal Obligations purchased by the Fund may include variable and floating rate demand instruments, which provide for adjustments in the interest rate on certain reset dates or whenever a specified interest rate index changes, respectively. Variable and floating rate instruments are subject to the credit quality standards described above. In some cases the Fund may require that the obligation to pay the principal of the instrument be backed by a letter or line of credit or guarantee. Adverse developments affecting the banking industry generally or a particular bank or financial institution that has provided its credit or guarantee with respect to a Municipal Obligation held by the Fund including a change in the credit quality of any such bank financial institution, could result in a loss to the Fund and adversely affect the value of its shares. Such instruments may carry stated maturities in excess of 397 days provided that the maturity-shortening provisions stated in Rule 2a-7 are satisfied. Although a particular variable or floating rate demand instrument may not be actively traded in a secondary market, in some cases, the Fund may be entitled to principal on demand and may be able to resell such instruments in the dealer market.


     The Fund may also purchase Municipal Obligations on a "when-issued" basis. When-issued securities are securities purchased for delivery beyond the normal settlement date at a stated price and yield. The Fund will generally not pay for such securities or start earning interest on them until they are received. Securities purchased on a when-issued basis are recorded as an asset and are subject to changes in value based upon changes in the general level of interest rates. The Fund expects that commitments to purchase when-issued securities will not exceed 25% of the value of its total assets absent unusual market conditions, and that a commitment by the Fund to purchase when-issued securities will not exceed 45 days. The Fund does not intend to purchase when-issued securities for speculative purposes but only in furtherance of its investment objective.

     In addition, the Fund may acquire "stand-by commitments" with respect to Municipal Obligations held in its portfolio. Under a stand-by commitment, a dealer agrees to purchase at the Fund's option specified Municipal Obligations at a price equal to their amortized cost value plus accrued interest. The Fund will acquire stand-by commitments solely to facilitate portfolio liquidity and does not intend to exercise its rights thereunder for trading purposes.

RISK FACTORS


     The Fund is concentrated in securities issued by the State of California or entities within the State of California and therefore, investment in the Fund may be riskier than investments in other types of money market funds.


     The Fund intends to follow the diversification standards set forth in the 1940 Act except to the extent, in the investment adviser's judgment, that non-diversification is appropriate in order to maximize the percentage of the Fund's assets that are California Municipal Obligations. The investment return on a non-diversified portfolio typically is dependent upon the performance of a smaller number of issuers relative to the number of issuers held in a diversified portfolio. In the event of changes in the financial condition or in the market's assessment of certain issuers, the Fund's maintenance of large positions in the obligations of a small number of issuers may affect the value of the Fund's portfolio to a greater extent than that of a diversified portfolio.

     Although the Fund does not presently intend to do so on a regular basis, it may invest more than 25% of its assets in Municipal Obligations the interest on which is paid solely from revenues on similar projects if such investment is deemed necessary or appropriate by the Fund's investment adviser. To the extent that the Fund's assets are concentrated in Municipal Obligations payable from revenues on similar projects, the Fund will be subject to the particular risks presented by such projects to a greater extent than it would be if the Fund's assets were not so concentrated.

     The Fund's ability to achieve its investment objective is dependent upon various factors, including the ability of the issuers of California Municipal Obligations to timely meet their continuing payment obligations with respect to the municipal obligations. Any reductions in the creditworthiness of issuers of California Municipal Obligations could adversely affect the market values and marketability of California Municipal Obligations, and consequently, the net asset value of the Fund's portfolio.


     On July 15, 1994 and July 6, 1994, respectively, Standard & Poor's Rating Services and Moody's Investors Service, Inc. citing the State of California's deteriorating financial position, lowered their ratings of the State's general obligation bonds from A+ and Aa, respectively, to A and A1, respectively. On July 30, 1996, Standard & Poor's Ratings Services upgraded California's general obligation bonds to A+.


     Certain California constitutional amendments, legislative measures, executive orders, administrative regulations and voter initiatives could result in certain adverse consequences affecting California Municipal Obligations. Significant financial and other considerations relating to the Fund's investments in California Municipal Obligations are summarized in the Statement of Additional Information.

                               PURCHASE OF SHARES


     Dollar Shares are sold to Service Organizations acting on behalf of their customers. Morgan Guaranty Trust Company of New York ("Morgan") will act as Service Organization for its customers and customers of its affiliates with respect to all shares offered by this Prospectus. Purchase orders are transmitted by Morgan directly to PFPC, the Fund's transfer agent. All such transactions are effected through a customer's account through procedures established in connection with the requirements of the account. Shares are sold at the net asset value per share next determined after acceptance of a purchase order by PFPC.



     Purchase orders for shares will be accepted by the Fund only on a day on which both the New York Stock Exchange and the Federal Reserve Bank of Philadelphia are open for business (a "Business Day"), and must be transmitted by Morgan to PFPC by telephone. Orders accepted by PFPC by Noon, Eastern time (9:00 A.M., Pacific time) will be executed the same day if PNC Bank, the Fund's Custodian, has received payment by 4:00 P.M., Eastern time (1:00 P.M., Pacific time) that day. Orders received at other times, and orders for which payment has not been received by 4:00 P.M., Eastern time (1:00 P.M., Pacific time), will not be accepted and notice thereof will be given to the institution placing the order. Payment for orders which are not received or accepted will be returned after prompt inquiry by PNC Bank to the sending institution.


     Payment for shares may be made only in Federal Funds or other funds immediately available to PNC Bank. The minimum initial investment is $5,000 and there is no minimum subsequent investment; however, Service Organizations such as Morgan may set a higher minimum initial investment and minimum subsequent investment for their customers. The Fund may in its discretion reject any purchase order for shares.

     Conflict of interest restrictions may apply to an institution's receipt of compensation paid by the Fund in connection with the investment of fiduciary funds in Dollar Shares. Institutions, including banks regulated by the Comptroller of the Currency and investment advisers and other money managers subject to the jurisdiction of the Securities and Exchange Commission, the Department of Labor or state securities commissions, should consult legal counsel before investing in Dollar Shares. (See also "Management of the Fund--Banking Laws.")

                              REDEMPTION OF SHARES

REDEMPTION PROCEDURES

     Redemption orders must be transmitted by Morgan to PFPC by telephone in the manner described under "Purchase of Shares." Shares are redeemed at the net asset value per share next determined after receipt of the redemption order by PFPC. While the Fund intends to use its best efforts to maintain the net asset value per share of each of its series at $1.00, the proceeds paid upon redemption may be more or less than the amount invested depending upon a share's net asset value at the time of redemption.


     Payment for redeemed shares for which a redemption order is accepted by PFPC prior to Noon, Eastern time (9:00 A.M., Pacific time) on a Business Day is normally made in Federal Funds wired to the redeeming shareholder on the same Business Day. Payment for redeemed shares for which a redemption order is accepted by PFPC after Noon, Eastern time (9:00 A.M., Pacific time) on such a Business Day is normally made in Federal Funds wired to the redeeming shareholder on the next

Business Day that PNC Bank is open. The Fund reserves the right to wire redemption proceeds within 7 days after accepting the redemption order if, in the judgment of the Fund's administrator, an earlier payment could adversely affect the Fund.


     The Fund may suspend the right of redemption or postpone the date of payment upon redemption (as well as suspend or postpone the recordation of the transfer of its shares) for such periods as are permitted under the 1940 Act. The Fund reserves the right to redeem the shares of the Fund owned by a shareholder at their net asset value if the value of such shares is less than $500. Any such shareholder will be notified in writing that its shares have a value of less than $500 and will be allowed 60 days to make an additional investment before the redemption is processed by the Fund. Service Organizations such as Morgan may require that customers maintain share accounts with minimum balances in excess of $500. The Fund may also redeem shares involuntarily (and restrict the transfer of its shares) under certain special circumstances described in the Statement of Additional Information under "Additional Purchase and Redemption Information."

OTHER MATTERS


     The Fund's net asset value per share for purposes of pricing purchase and redemption orders is determined by PIMC as of Noon and 4:00 P.M., Eastern time (9:00 A.M. and 1:00 P.M., Pacific time) on each Business Day. Currently, the holidays which the New York Stock Exchange or the Federal Reserve Bank of Philadelphia observe are New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Columbus Day, Veterans' Day, Thanksgiving Day and Christmas Day. The net asset value per share of each of the Fund's classes is the same and is calculated by adding the value of all of the Fund's portfolio securities and other assets, subtracting liabilities and dividing the results by the number of the Fund's outstanding shares (irrespective of class). Portfolio securities are valued on the basis of amortized cost. Under this method, the Fund values a portfolio security at cost on the date of purchase and thereafter assumes a constant amortization of any discount or premium until maturity of the security. As a result, the value of the security for purposes of determining net asset value normally does not change in response to fluctuating interest rates. While the amortized cost method seems to provide certainty in portfolio valuation, it may result in periods during which values, as determined by amortized cost, are higher or lower than the amount the Fund would receive if it sold the securities.


     Shares of the Fund are sold and redeemed without charge by the Fund, although Service Organizations (see below) purchasing or holding Fund shares for their customers' accounts may charge customers for cash management and other services provided in connection with their accounts including, for example, account maintenance fees, compensating balance requirements or fees based upon account transactions, assets or income. Such charges will reduce the yield of the Fund to such customers. A customer should therefore read this Prospectus in light of the terms governing its account with a Service Organization before purchasing Fund shares. An institution purchasing or redeeming Fund shares on behalf of its customers is responsible for transmitting orders to the Fund in accordance with its agreements with its customers.

                             MANAGEMENT OF THE FUND

BOARD OF DIRECTORS

     The business and affairs of the Fund are managed under the direction of the Company's Board of Directors. The directors of the Company are as follows:

          G. Willing Pepper, Chairman of the Board and President of the Company, is a former President of Scott Paper Company.

          Rodney D. Johnson is President of Fairmount Capital Advisors, Inc.

          William R. Howell is a former Vice Chairman, Union Bank, Los Angeles.

          Rudolph A. Peterson is Honorary Director, President and Chief Executive Officer (Ret.) of BankAmerica Corporation.


          Anthony M. Santomero is the Richard K. Mellon Professor of Finance at The Wharton School, University of Pennsylvania.


INVESTMENT ADVISER AND SUB-ADVISER


     PIMC, a wholly-owned subsidiary of PNC Asset Management Group, Inc., which is in turn a wholly-owned subsidiary of PNC Bank, serves as the Fund's investment adviser. PIMC is one of the largest bank managers of mutual funds, with assets currently under management in excess of $30 billion. PIMC was organized in 1977 by PNC Bank to perform advisory services for investment companies, and has its principal offices at Bellevue Park Corporate Center, 400 Bellevue Parkway, Wilmington, Delaware 19809. PNC Asset Management Group, Inc.'s principal business address is 1600 Market Street, Philadelphia, Pennsylvania 19103. PNC Bank serves as the Fund's sub-adviser. PNC Bank and its predecessors have been in the business of managing the investments of fiduciary and other accounts in the Philadelphia area since 1847. PNC Bank is an indirect, wholly-owned subsidiary of PNC Bank Corp., and its principal business address is also located at 1600 Market Street, Philadelphia, Pennsylvania 19103. In 1973, Provident National Bank (predecessor to PNC Bank) commenced advising the first institutional money market mutual fund--a U.S. dollar denominated constant net asset value fund--offered in the United States. PNC Bank Corp. is a multi-bank holding company.



     In its investment advisory agreement with the Fund, PIMC has agreed to manage the Fund's portfolio and to be responsible for all purchases and sales of the Fund's portfolio securities. PIMC also computes the Fund's net asset value and maintains certain of the Fund's financial accounts and records. For the advisory services provided and expenses assumed pursuant to the advisory agreement, PIMC is entitled to receive a fee from the Fund, computed daily and payable monthly, based on the Fund's average daily net assets. For the fiscal year ended January 31, 1997, the Fund paid advisory fees to PIMC (after fee waivers) of .06% of the Fund's average daily net assets.



     As sub-adviser, PNC Bank provides research, credit analysis and recommendations with respect to the Fund's investments and supplies PIMC with certain computer facilities, personnel and other services. For its sub-advisory services, PNC Bank is entitled to receive from PIMC an amount equal to 75% of the investment advisory fee paid by the Fund to PIMC (subject to adjustment in certain circumstances). The sub-advisory fees paid by PIMC to PNC Bank have no effect on the investment advisory fees payable by the Fund to PIMC. PNC Bank also serves as the Fund's custodian. The services provided by PNC Bank and PIMC and the fees payable by the Fund for these services are described further in the Statement of Additional Information under "Management of the Company."


ADMINISTRATORS


     PFPC, whose principal business address is 400 Bellevue Parkway, Wilmington, Delaware 19809 and PDI, whose principal business address is Four Falls Corporate Center, 6th Floor, West Conshochocken, Pennsylvania 19428, serve as co-administrators. PFPC is an indirect wholly-owned subsidi ary of PNC Bank Corp. All of the outstanding stock of PDI is owned by Monroe Haegele, PDI chief executive officer.



     The administrative services provided by the administrators, which are described more fully in the Statement of Additional Information, include providing and supervising the operation of an automated data processing system to process purchase and redemption orders; assisting in maintaining the Fund's Wilmington, Delaware office; performing administrative services in connection with the Fund's computer access program maintained to facilitate shareholder access to the Fund; accumulating information for and coordinating the preparation of reports to the Fund's shareholders and the SEC; and maintaining the registration or qualification of the Fund's shares for sale under state securities laws. PFPC and PDI are each responsible for carrying out the duties undertaken pursuant to the Administration Agreement with the Fund.



     For their administrative services, the administrators are entitled jointly to receive a fee computed daily and payable monthly. (For information regarding the administrators' waivers, see "Investment Adviser and Sub-Adviser" above.) The Fund also reimburses each administrator for its reasonable out-of-pocket expenses incurred in connection with the Fund's computer access program. For the fiscal year ended January 31, 1997, the Fund paid PFPC and PDI administrative fees (after fee waivers) aggregating .06% of its average daily net assets.



     PFPC also serves as transfer agent, registrar and dividend disbursing agent. PFPC's address is P.O. Box 8950, Wilmington, Delaware 19885-9628. The services provided by PFPC and PDI and the fees payable by the Fund for these services are described further in the Statement of Additional Information under "Management of the Company."



DISTRIBUTOR



     PDI serves as distributor of the Fund's shares. Its principal offices are located at 259 Radnor-Chester Road, Suite 120, Radnor, Pennsylvania 19087. Fund shares are sold on a continuous basis by the distributor as agent. The distributor pays the cost of printing and distributing prospectuses to persons who are not shareholders of the Fund (excluding preparation and printing expenses necessary for the continued registration of the Fund's shares) and of printing and distributing all sales literature. No compensation is payable by the Fund to the distributor for its distribution services.



SERVICE ORGANIZATIONS


     As stated above, Service Organizations may purchase Dollar Shares offered by the Fund. Morgan Guaranty Trust Company of New York, 522 Fifth Avenue, New York, New York 10036, will act as the Service Organization for the Dollar Shares offered by this Prospectus.

     Dollar Shares are sold to institutions other than broker/dealers which enter into servicing agreements with the Fund requiring them to provide support services to their customers who are the beneficial owners of such shares in consideration for .25% (on an annualized basis) of the average daily net asset value of the Dollar Shares held by the Service Organizations for the benefit of their customers. Such services, which are described more fully in the Statement of Additional Information under "Management of the Fund--Service Organizations," include aggregating and processing purchase and redemption requests from customers and placing net purchase and redemption orders with PFPC; processing dividend payments from the Fund on behalf of customers; providing information periodically to customers showing their positions in Dollar Shares; and providing sub-accounting not provided by the transfer agent with respect to shares beneficially owned by customers or the information necessary for sub-accounting. Under the terms of the agreements, Service Organizations are required to provide to their customers a schedule of any fees that they may charge to their customers relating to the investment of their customers' assets in Dollar Shares. (However, customers of Morgan and its affiliates will not be subject to such charges.)

EXPENSES


     Except as noted above and in the Statement of Additional Information, the Fund's service contractors bear all expenses in connection with the performance of their services. Similarly, the Fund bears the expenses incurred in its operations. The ratio of the Fund's expenses to its average daily net assets for its Dollar Shares for the fiscal year ended January 31, 1997 was .45%.


BANKING LAWS


     Banking laws and regulations currently prohibit a bank holding company registered under the Federal Bank Holding Company Act of 1956 or any bank or non-bank affiliate thereof from sponsoring, organizing, controlling or distributing the shares of a registered, open-end investment company continuously engaged in the issuance of its shares, and prohibit banks generally from issuing, underwriting, selling or distributing securities, but such banking laws and regulations do not prohibit such a holding company or affiliate or banks generally from acting as investment adviser, transfer agent or custodian to such an investment company, or from purchasing shares of such a company as agent for and upon the order of such a customer. PNC Bank, PIMC and PFPC, as well as certain Service Organizations (i.e., banks), are subject to such banking laws and regulations, but believe they may perform the services for the Fund contemplated by their respective agreements, this Prospectus and Statement of Additional Information without violating applicable banking laws or regulations.


     Should future legislative, judicial or administrative action prohibit or restrict the activities of bank Service Organizations in connection with the provision of support services to their customers, the Fund might be required to alter or discontinue its arrangements with Service Organizations generally and change its method of operations. It is not anticipated, however, that any change in the Fund's method of operations would affect its net asset value per share or result in a financial loss to any customer.


                                   DIVIDENDS



     The Fund's net income is declared daily as a dividend to the holders of record of each of the Fund's classes of shares at the close of business on the day of declaration. Dividends for each class are equal to the net income available for the particular class involved in each series and are determined in the same manner across classes. Net income available for dividends on the Dollar Shares is after deduction of all the expense of fees paid to Service Organizations for their services with respect to Dollar Shares, and for the Plus shares is after deduction of all the expense of fees paid to certain organizations that provide services with respect to Plus Shares. (See "Management of the Fund--Service Organizations.") Shares of each class begin accruing dividends on the day the purchase order for the shares is executed and continue to accrue dividends through, and including, the day before the redemption order for the shares is executed.



     Dividends are paid monthly by check, or by wire transfer if requested in writing by the shareholder, within 5 business days after the end of the month or within 5 business days of the redemption of all of a shareholder's shares of a particular class. The Fund does not expect to realize net long-term capital gains.



     Institutional shareholders may elect to have their dividends reinvested in additional full and fractional shares of the same class with respect to which dividends are declared valued at their net asset value on the payment date. Reinvested dividends receive the same tax treatment as dividends paid in cash. Such election, or any revocation thereof, must be made in writing to PFPC, and will become effective with respect to dividends paid after its receipt by PFPC.


                                     TAXES


     It is intended that the Fund will qualify as a "regulated investment company" under the Internal Revenue Code of 1986, as amended (the "Code"). Such qualification generally relieves the Fund of liability for Federal income and California franchise and income taxes to the extent the Fund's earnings are distributed in accordance with the Code.


     The Fund's policy is to pay its shareholders with respect to each taxable year dividends equal to at least the sum of 90% of its exempt interest income (net of certain deductions) and 90% of its investment company taxable income (if any) for such year. Dividends derived from exempt-interest income (known as "exempt-interest dividends") may be treated by the Fund's shareholders as items of interest excludable from their gross income under Section 103(a) of the Code, unless under the circumstances applicable to the particular shareholder exclusion would be disallowed. (See the Statement of Additional Information under "Additional Information Concerning Taxes.")

     If the Fund should hold certain private activity bonds issued after August 7, 1986, shareholders must include, as an item of tax preference, the portion of dividends paid by the Fund that is attributable to interest on such bonds in their Federal alternative minimum taxable income for purposes of determining liability (if any) for the 26-28% alternative minimum tax applicable to individuals and the 20% alternative minimum tax applicable to corporations. Corporate shareholders must also take all exempt-interest dividends into account in determining certain adjustments for alternative minimum tax purposes. Shareholders receiving Social Security benefits or Railroad Retirement Act benefits should note that all exempt-interest dividends will be taken into account in determining the taxability of such benefits.

     Dividends that are paid by the Fund to non-corporate shareholders and are derived from interest on California Municipal Obligations (as defined above) or certain U.S. Government obligations are also exempt from California state personal income tax. However, dividends paid to corporate shareholders subject to California state franchise tax or California state corporate income tax will be taxed as ordinary income to such shareholders, notwithstanding that all or a portion of such dividends is exempt from California state personal income tax. Moreover, to the extent that the Fund's dividends are derived from interest on debt obligations other than California Municipal Obligations or certain

U.S. Government obligations, such dividends will be subject to California state personal income tax, even though such dividends may be exempt for Federal income tax purposes.

     Exempt-interest dividends derived from U.S. Government obligations generally will be exempt from state and local tax as well. However, except as noted with respect to California state personal income tax, in some situations distributions of net investment income may be taxable to investors under state or local law as dividend income even though all or a portion of such distributions may be derived from interest on tax-exempt obligations which, if realized directly, would be exempt from such income taxes. To the extent, if any, that dividends paid to shareholders are derived from taxable interest or from long-term or short-term capital gains, such dividends will not be exempt from Federal income tax or California state personal income tax.


     Fund Shareholders will be advised at least annually as to the Federal and California state personal income tax consequences of distributions made each year.


     The foregoing is only a brief summary of some of the important tax considerations generally affecting the Fund and its shareholders. No attempt is made to present a detailed explanation of the Federal, state or local income tax treatment of the Fund or its shareholders, and this discussion is not intended as a substitute for careful tax planning. Accordingly, potential investors in the Fund should consult their tax advisers with specific reference to their own tax situations.

                    DESCRIPTION OF SHARES AND MISCELLANEOUS


     The Company's Charter authorizes the Board of Directors to issue up to three billion full and fractional shares of capital stock, $.001 par value per share, and to classify or reclassify any unissued shares of the Fund into one or more classes or series by setting or changing in any one or more respects their respective preferences, conversion or other rights, voting powers, restrictions, limitations as to dividends, qualifications and terms and conditions or redemption. Pursuant to such authority, the Board of Directors has classified
2.3 billion of its shares as California Money shares (Class A Common Stock), 300 million of its shares as California Money Dollar shares (Class A Common Stock-Special Series 1), 300 million of its shares as California Money Plus shares (Class A Common Stock-Special Series 2). The 1940 Act states that the beneficial owner of more than 25% of the voting securities of a company is presumed to control the company. Under this definition, as of May 19, 1997, no entity is deemed to control the Company because no entity owns more than 25% of the voting securities of the Company.



     THIS PROSPECTUS RELATES PRIMARILY TO THE DOLLAR SHARES OF THE FUND AND DESCRIBES ONLY THE INVESTMENT OBJECTIVE AND POLICIES, OPERATIONS, CONTRACTS AND OTHER MATTERS RELATING TO THE FUND.



     Each Money, Dollar and Plus Share represents an equal proportionate interest in the assets of the Fund. Shareholders of each class are entitled to participate equally in any dividend or distribution declared by the Company's Board of Directors (except as provided under "Dividends") and in the net distributable assets of the Fund on liquidation. Fund shares have no pre-emptive rights and only such conversion and exchange rights as the Board may grant in its discretion. When issued for payment as described in this Prospectus, the Fund's shares will be fully paid and non-assessable. Further, shareholders of each class are entitled to one vote for each full share held and proportionate fractional vote for fractional shares held, and will vote in the aggregate and not by class, except where otherwise required by law and except that only Dollar Shares will be entitled to vote on matters submitted to a vote of shareholders pertaining to the Fund's arrangements with Service Organizations with respect to Dollar Shares, and Plus Shares will enjoy similar voting rights on matters pertaining to the Fund's arrangements with certain organizations providing services with respect to Plus Shares. (See "Management of the Fund--Service Organizations.") Shares of the Company have non-cumulative voting rights and, accordingly, the holders of more than 50% of the Company's outstanding shares (irrespective of class or series) may elect all of the directors.


     For information concerning the redemption of Fund shares and possible restrictions on their transferability, see "Redemption of Shares."

                                     YIELD


     From time to time the Fund may advertise the "yields," "effective yields" and "tax-equivalent yields" of its Dollar and Plus Shares. Yield quotations are computed separately for each separate class. Yield figures are based on historical earnings and are not intended to indicate future performance. The "yield" for Dollar Shares refers to the income generated by an investment in such shares over a seven-day period (which period will be stated in the advertisement). This income is then "annualized." That is, the amount of income generated by the investment during that week is assumed to be generated each week over a 52-week period and is shown as a percentage of the investment. The "effective yield" is calculated similarly but, when annualized, the income earned by an investment in Dollar Shares is assumed to be reinvested in Dollar Shares. The "effective yield" will be slightly higher than the "yield" because of the compounding effect of this assumed reinvestment. The "tax-equivalent yield" shows the level of taxable yield necessary to produce an after-tax yield equivalent to the Fund's tax-free yield. It is calculated by increasing the Fund's yield (calculated as above) by the amount necessary to reflect the payment of Federal and California income taxes at a stated tax rate. The "tax-equivalent yield" will always be higher than the "yield."



     The yield on all shares will fluctuate and is not necessarily representative of future results. Any fees charged by broker-dealers, banks or others directly to their customers in connection with investments in the Fund are not reflected in the yields on the Fund's shares, and such fees, if charged, will reduce the actual return received by customers on their investments. Investors may call 800-821-6006 to obtain the current yields on each series of the Fund's shares.


     NO PERSON HAS BEEN AUTHORIZED TO GIVE ANY INFORMATION OR TO MAKE ANY REPRESENTATIONS NOT CONTAINED IN THIS PROSPECTUS, OR THE FUND'S STATEMENT OF ADDITIONAL INFORMATION INCORPORATED HEREIN BY REFERENCE, IN CONNECTION WITH THE OFFERING MADE BY THIS PROSPECTUS AND, IF GIVEN OR MADE, SUCH INFORMATION OR REPRESENTATIONS MUST NOT BE RELIED UPON AS HAVING BEEN AUTHORIZED BY THE FUND OR ITS DISTRIBUTOR. THIS PROSPECTUS DOES NOT CONSTITUTE AN OFFERING BY THE FUND OR BY THE DISTRIBUTOR IN ANY JURISDICTION IN WHICH SUCH OFFERING MAY NOT LAWFULLY BE MADE.

                      [THIS PAGE INTENTIONALLY LEFT BLANK]

         THE PIERPONT MONEY MARKET
                   FUND

          THE PIERPONT TAX EXEMPT
             MONEY MARKET FUND

       THE PIERPONT CALIFORNIA MONEY
                  ACCOUNT
       IN THE CALIFORNIA MONEY FUND

           THE PIERPONT TREASURY
             MONEY MARKET FUND

       THE PIERPONT SHORT TERM BOND
                   FUND

          THE PIERPONT BOND FUND

       THE PIERPONT TAX EXEMPT BOND
                   FUND

        THE PIERPONT NEW YORK TOTAL
             RETURN BOND FUND

       THE PIERPONT DIVERSIFIED FUND

         THE PIERPONT EQUITY FUND

           THE PIERPONT CAPITAL
             APPRECIATION FUND

        THE PIERPONT INTERNATIONAL
                EQUITY FUND

       THE PIERPONT EMERGING MARKETS
                EQUITY FUND

       THE PIERPONT EUROPEAN EQUITY
                   FUND

         THE PIERPONT JAPAN EQUITY
                   FUND

       THE PIERPONT ASIA GROWTH FUND

     ---------------------------------------------------------------------------

       NO DEALER, SALESMAN OR ANY
       OTHER PERSON HAS BEEN
       AUTHORIZED TO GIVE ANY
       INFORMATION OR TO MAKE ANY
       REPRESENTATION, OTHER THAN
       THOSE CONTAINED IN THIS
       PROSPECTUS, IN CONNECTION
       WITH THE OFFER CONTAINED IN
       THIS PROSPECTUS AND, IF
       GIVEN OR MADE, SUCH OTHER
       INFORMATION OR REPRESENTATIONS
       MUST NOT BE RELIED UPON AS
       HAVING BEEN AUTHORIZED BY
       THE TRUST OR THE DISTRIBUTOR.
       THIS PROSPECTUS DOES NOT
       CONSTITUTE AN OFFER BY THE
       TRUST OR BY THE DISTRIBUTOR
       TO SELL OR A SOLICITATION OF
       ANY OFFER TO BUY ANY OF THE
       SECURITIES OFFERED HEREBY
       IN ANY JURISDICTION TO ANY
       PERSON TO WHOM IT IS UNLAWFUL
       FOR THE TRUST OR THE
       DISTRIBUTOR TO MAKE SUCH
       OFFER IN SUCH JURISDICTION.

                                                          THE
                                                       PIERPONT
                                                   CALIFORNIA MONEY
                                                        ACCOUNT
                                             IN THE CALIFORNIA MONEY FUND
                                                    (DOLLAR SHARES)

                                                         LOGO


                                                      Prospectus


                                                     May 31, 1997

                             CALIFORNIA MONEY FUND
                         Investment Portfolio Offered By
                  Municipal Fund for California Investors, Inc.


                       Statement of Additional Information

                                  May 31, 1997



                                Table of Contents


                                                                            Page
                                                                            ----
THE COMPANY.............................................................     1

INVESTMENT OBJECTIVE AND POLICIES.......................................     1

MUNICIPAL OBLIGATIONS...................................................     6

ADDITIONAL PURCHASE AND REDEMPTION INFORMATION..........................    23

MANAGEMENT OF THE COMPANY...............................................    26

ADDITIONAL INFORMATION CONCERNING TAXES.................................    33

DIVIDENDS...............................................................    38

COUNSEL.................................................................    41

INDEPENDENT ACCOUNTANTS.................................................    42

MISCELLANEOUS...........................................................    42

FINANCIAL STATEMENTS....................................................    43

APPENDIX................................................................   A-1



            This Statement of Additional Information is meant to be read in conjunction with the Prospectus for California Money Fund dated May 31, 1997, and is incorporated by reference in its entirety into this Prospectus. Because this Statement of Additional Information is not itself a prospectus, no investment in shares of California Money Fund should be made solely upon the information contained herein. A copy of the Prospectus for California Money Fund may be obtained by calling 800-821-7432. Capitalized terms used but not defined herein have the same meanings as in the Prospectus.

                                   THE COMPANY


            Municipal Fund for California Investors, Inc. (the "Company") is a no-load, non-diversified, open-end investment company presently offering the investment portfolio California Money Fund ("California Money" or the "Fund"). California Money is a money market fund. Substantially all of California Money's assets are invested in obligations which have remaining maturities of 13 months or less at the time of purchase. The Fund will not knowingly purchase securities the interest on which is subject to regular Federal income tax; however, the Fund may hold uninvested cash reserves pending investment during temporary defensive periods if in the opinion of the Fund's investment adviser, suitable tax-exempt obligations are unavailable.



                        INVESTMENT OBJECTIVE AND POLICIES


            As stated in California Money's Prospectus, the investment objective of California Money is to provide investors with as high a level of current interest income that is exempt from Federal income tax and, to the extent possible, from California state personal income tax as is consistent with the preservation of capital and relative stability of principal. The following policies supplement the description of California Money's investment objective and policy in its Prospectus.


Additional Information on Investment Practices.

            Variable and Floating Rate Demand Instruments. Variable and floating rate demand instruments held by California Money may have maturities of more than 13 months, provided: (i) California Money is entitled to the payment of principal at any time or during specified intervals not exceeding 13 months, subject to notice of no more than 30 days, and (ii) the rate of interest on such instruments is adjusted (based upon a preselected market sensitive index such as the prime rate of a major commercial bank) at periodic intervals not exceeding 13 months. In determining California Money's average weighted portfolio maturity and whether a variable or floating rate demand instrument has a remaining maturity of 13 months or less, the maturity of each instrument will be computed in accordance with guidelines established by the Securities and Exchange Commission (the "SEC").


            In determining whether an unrated variable rate demand instrument is of comparable quality at the time of purchase to instruments with minimal credit risk, the Fund's investment adviser will consider the earning power, cash flow and other liquidity ratios of the issuer of the instrument and will continuously monitor its financial condition. In addition, the Fund sometimes requires that the issuer's obligation to pay the principal of the instrument be backed by an unconditional bank letter or line of credit, guarantee or commitment to lend.


            Variable and floating rate notes that do not provide for payment within seven days may be deemed illiquid and subject to the 10% limitation on such investments.


            California Money may hold tax-exempt derivatives which may be in the form of tender option bonds, participations, beneficial interests in a trust, partnership interests or other forms. A number of different structures have been used. For example, interests in a long-term fixed-rate Municipal Obligation, held by a bank as trustee or custodian, are coupled with tender option, demand and other features when the tax-exempt derivatives are created. Together, these features entitle the holder of the interest to tender (or put) the underlying Municipal Obligation to a third party at periodic intervals and to receive the principal amount thereof. In some cases, Municipal Obligations are represented by custodial receipts evidencing rights to receive specific future interest payments, principal payments, or both, on the underlying municipal securities held by the custodian. Under such arrangements, the holder of the custodial receipt has the option to tender the underlying municipal securities at its face value to the sponsor (usually a bank or broker dealer or other financial institution), which is paid periodic fees equal to the difference between the bond's fixed coupon rate and the rate that would cause the bond, coupled with the tender option, to trade at par on the date of a rate adjustment. The Fund may hold tax-exempt derivatives, such as participation interests and custodial receipts, for Municipal Obligations which give the holder the right to receive payment of principal subject to the conditions described above. The Internal Revenue Service has not ruled on whether the interest received on tax-exempt derivatives in the form of participation interests or custodial receipts is tax-exempt, and accordingly, purchases of any such interests or receipts are based on the opinion of counsel to the sponsors of such derivative securities. Neither the Fund nor its investment adviser will independently review the underlying proceedings related to the creation of any tax-exempt derivatives or the bases for such opinions.



            When-Issued Securities. As stated in the Fund's Prospectus, the Fund may purchase Municipal Obligations on a "when-issued" basis (i.e., for delivery beyond the normal settlement date at a stated price and yield). When the Fund agrees to purchase when-issued securities, its custodian will set aside cash or liquid portfolio securities equal to the amount of the commitment in a separate account. Normally, the custodian will set aside portfolio securities to satisfy a purchase commitment, and in such a case the Fund may be required subsequently to place additional assets in the separate account in order to ensure that the value of the account remains equal to the amount of the Fund's commitment. It may be expected that the Fund's net assets will fluctuate to a greater degree when it sets aside portfolio securities to cover such purchase commitments than when it sets aside cash. Because the Fund will set aside cash or liquid assets to satisfy its purchase commitments in the manner described, the Fund's liquidity and ability to manage its portfolio might be affected in the event its commitment to purchase when-issued securities ever exceeded 25% of the value of its assets.



            When the Fund engages in when-issued transactions, it relies on the seller to consummate the trade. Failure of the seller to do so may result in the Fund incurring a loss or missing an opportunity to obtain a price considered to be advantageous.



            Stand-By Commitments. The Fund may acquire "stand-by commitments" with respect to Municipal Obligations held in its portfolio. Under a stand-by commitment, a dealer agrees to purchase at a Fund's option specified Municipal Obligations at its amortized cost value to such Fund plus accrued interest, if any. (Stand-by commitments acquired by a Fund may also be referred to as a "put" option.) Stand-by commitments may be sold, transferred or assigned by a Fund only with the underlying instruments.



            The Fund expects that stand-by commitments will generally be available without the payment of any direct or indirect consideration. However, if necessary or advisable, the Funds may pay for a stand-by commitment either separately in cash or by paying a higher price for portfolio securities which are acquired subject to the commitment (thus reducing the yield to maturity otherwise available for the same securities). The total amount paid in either manner for outstanding stand-by commitments held by a Fund is not expected to exceed 1/2 of 1% of the value of the Fund's total assets calculated immediately after each stand-by commitment is acquired.



            The Fund intends to enter into stand-by commitments only with dealers, banks and broker-dealers which, in the investment adviser's opinion, present minimal credit risks. In evaluating the creditworthiness of the issuer of a stand-by commitment, the investment adviser will review periodically the issuer's assets, liabilities, contingent claims and other relevant financial information.



            The Fund will acquire stand-by commitments solely to facilitate portfolio liquidity and does not intend to exercise its rights thereunder for trading purposes. Stand-by commitments acquired by the Fund will be valued at zero in determining net asset value. Where the Fund paid any consideration directly or indirectly for a stand-by commitment, its cost would be reflected as unrealized depreciation for the period during which the commitment was held by the Fund.


Portfolio Transactions.


            Subject to the general control of the Company's Board of Directors, PNC Institutional Management Corporation ("PIMC"), the Fund's investment adviser, is responsible for, makes decisions with respect to and places orders for all purchases and sales of portfolio securities for the Fund. Purchases and sales of portfolio securities are usually principal transactions without brokerage commissions. The cost of securities purchased from the underwriters includes an underwriting commission or concession, and the prices at which securities are purchased from and sold to dealers include a dealer's mark-up or mark-down. In transactions with dealers, PIMC seeks to obtain the best net price and the most favorable execution of orders. To the extent that the execution and price offered by more than one dealer are comparable, PIMC may, in its discretion, effect transactions in portfolio securities with dealers who provide the Company with research advice or other services such as information relating to the price of portfolio securities.



            Investment decisions for the Fund are made independently from those for other investment company portfolios advised by PIMC. Such other investment company portfolios may invest in the same securities as the Fund. When purchases or sales of the same security are made at substantially the same time on behalf of such other investment company portfolios, transactions are averaged as to price, and available investments allocated as to amount, in a manner which PIMC believes to be equitable to each investment company portfolio, including the Fund. In some instances, this investment procedure may adversely affect the price paid or received by the Fund or the size of the position obtained for the Fund. To the extent permitted by law, PIMC may aggregate the securities to be sold or purchased for the Fund with those to be sold or purchased for such other investment companies in order to obtain best execution.



            Portfolio securities will not be purchased from or sold to PIMC, PNC Bank, National Association ("PNC Bank"), PFPC Inc. ("PFPC"), Provident Distributors, Inc. ("PDI"), or any affiliated person of any of them (as such term is defined in the Investment Company Act of 1940, as amended (the "1940 Act")), except to the extent permitted by the SEC. In addition, the Fund will not purchase Municipal Obligations during the existence of any underwriting or selling group relating thereto of which PNC Bank is a member, except to the extent permitted by the SEC. Under certain circumstances, the Fund may be at a disadvantage because of these limitations in comparison with other investment company portfolios which have a similar investment objective but are not subject to such limitations. Furthermore, with respect to such transactions, securities and deposits, the Fund will not give preference to Service Organizations with whom the Fund enters into agreements concerning the provision of support services to customers who beneficially own shares of California Money Dollar ("Dollar shares") or California Money Plus ("Plus shares"). See the Prospectus, "Management of the Fund--Service Organizations."



            The Fund may participate, if and when practicable, in bidding for the purchase of Municipal Obligations directly from an issuer in order to take advantage of the lower purchase price available to members of a bidding group. The Fund will engage in this practice, however, only when PIMC, in its sole discretion, believes such practice to be otherwise in the Fund's interests.



            The Fund does not intend to seek profits through short-term trading. PIMC may, however, dispose of any portfolios' security prior to its maturity if it believes such disposition is advisable. The Fund's annual portfolio turnover rate is not expected to have a material effect on its net income.


Other Investment Limitations.


            The Prospectus for the Fund sets forth certain investment limitations that may not be changed with respect to California Money without the affirmative vote of the holders of a majority of the Fund's outstanding shares (as defined below under "Additional Information - Miscellaneous"). Similarly, the following additional investment limitations may not be changed without such a vote of shareholders.



            The Fund may not:



            1. Make loans except that the Fund may purchase or hold debt obligations in accordance with its investment objective, policies and limitations.



            2. Underwrite any issue of securities except to the extent that the purchase of Municipal Obligations directly from the issuer thereof in accordance with the Fund's investment objective, policies and limitations may be deemed to be underwriting.



            3. Purchase or sell real estate except that the Fund may invest in Municipal Obligations secured by real estate or interests therein.

            4. Purchase securities on margin, make short sales of securities or maintain a short position.

            5. Write or sell puts, calls, straddles, spreads or combinations thereof.

            6. Purchase or sell commodities or commodity contracts, or invest in oil, gas or mineral exploration or development programs.

            7. Purchase securities of other investment companies except in connection with a merger, consolidation, acquisition or reorganization.


                              MUNICIPAL OBLIGATIONS

In General.

            Municipal Obligations include debt obligations issued by governmental entities to obtain funds for various public purposes, including the construction of a wide range of public facilities, the refunding of outstanding obligations, the payment of general operating expenses and the extension of loans to public institutions and facilities. Private activity bonds that are issued by or on behalf of public authorities to finance various privately-operated facilities are included within the term Municipal Obligations if the interest paid to shareholders is (subject to the Federal alternative minimum tax) exempt from regular Federal income tax.




            Before purchasing a tax-exempt derivative for the Fund, PIMC is required by the Fund's procedures to conclude that the tax-exempt security and the supporting short-term obligation involve minimal credit risks and are Eligible Securities under the Fund's Rule 2a-7 procedures. In evaluating the creditworthiness of the entity obligated to purchase the tax-exempt security, PIMC will review periodically the entity's relevant financial information. Currently, the Directors have authorized the purchase of tax-exempt derivatives by the Fund so long as after any purchase not more than 15% of the Fund's assets are invested in such securities.


            As described in the Prospectus for the Fund, the two principal classifications of Municipal Obligations consist of "general obligation" and "revenue" issues, and the Fund's portfolio may include "moral obligation" issues, which are normally issued by special purpose authorities. There are, of course, variations in the quality of Municipal Obligations, both within a particular classification and between classifications, and the yields on Municipal Obligations depend upon a variety of factors, including general money market conditions, the financial condition of the issuer, general conditions of the municipal bond market, the size of a particular offering, the maturity of the obligation and the rating of the issue. The ratings of Moody's Investors Service, Inc. ("Moody's"), Standard & Poor's Ratings Services ("S&P"), Fitch Investors Service, L.P. ("Fitch") and Duff & Phelps ("Duff") represent their opinions as to the quality of Municipal Obligations. It should be emphasized, however, that ratings are general and are not absolute standards of quality, and Municipal Obligations with the same maturity, interest rate and rating may have different yields while Municipal Obligations of the same maturity and interest rate with different ratings may have the same yield. Subsequent to their purchase by the Fund, issues of Municipal Obligations may cease to be rated or their ratings may be reduced below the minimum rating required for purchase by the Fund. The Fund's investment adviser will consider such an event in determining whether the Fund should continue to hold the obligation.


            An issuer's obligations under its Municipal Obligations are subject to the provisions of bankruptcy, insolvency and other laws affecting the rights and remedies of creditors, such as the Federal Bankruptcy Code, and laws, if any, which may be enacted by Federal or state legislatures extending the time for payment of principal or interest, or both, or imposing other constraints upon enforcement of such obligations or upon the ability of municipalities to levy taxes. The power or ability of an issuer to meet its obligations for the payment of interest on and principal of its Municipal Obligations may be materially adversely affected by litigation or other conditions.


            Among other types of Municipal Obligations, the Fund may purchase short-term General Obligation Notes, Tax Anticipation Notes, Bond Anticipation Notes, Revenue Anticipation Notes, Tax-Exempt Commercial Paper, Construction Loan Notes and other forms of short-term loans. Such instruments are issued with a short-term maturity in anticipation of the receipt of tax funds, the proceeds of bond placements or other revenues. In addition, the Fund may invest in other types of tax-exempt instruments, including general obligation and private activity bonds, provided they have remaining maturities of 13 months or less.


Special Considerations Relating to California Municipal
Obligations.


            The following information constitutes only a brief summary, does not purport to be a complete description, and is based on information available as of the date of this Prospectus from official statements and prospectuses relating to securities offerings of the State of California and various local agencies in California. While the Sponsors have not independently verified such information, they have no reason to believe that such information is not correct in all material respects.


ECONOMIC FACTORS


            FISCAL YEARS PRIOR TO 1996-97. By the close of the 1989-90 Fiscal Year, California's revenues had fallen below projections so that the State's budget reserve, the Special Fund for Economic Uncertainties (the "Special Fund"), was fully depleted by June 30, 1990. A recession which had begun in mid-1990, combined with higher health and welfare costs driven by the State's rapid population growth, adversely affected General Fund revenues and raised expenditures above initial budget appropriations.



            As a result of these factors and others, the State confronted a period of budget imbalance. Beginning with the 1990-91 Fiscal Year and for several years thereafter, the budget required multi-billion dollar actions to bring projected revenues and expenditures into balance. During this period, expenditures exceeded revenues in four out of six years, and the State accumulated and sustained a budget deficit in the Special Fund --approaching $2.8 billion at its peak on June 30, 1993.



            By the 1993-94 Fiscal Year, the accumulated deficit was too large to be prudently retired in one year and a two-year program was implemented. This program used revenue anticipation warrants to carry a portion of the deficit over to the end of the fiscal year.



            The 1994-95 Budget Act projected General Fund revenues and transfers of $41.9 billion. Expenditures were projected to be $40.9 billion -- an increase of $1.6 billion over the prior year. As a result of the improving economy, however, the fiscal year ultimately produced revenues and transfers of $42.7 billion which more than offset expenditures of $42.0 billion and thereby reduced the accumulated budget deficit.



            With strengthening revenues and reduced caseload growth driven by an improving economy, the State entered the 1995-96 Fiscal Year budget negotiations with the smallest nominal "budget gap" to be closed in many years. The 1995-96 Budget Act projected General Fund revenues and transfers of $44.1 billion, a 3.5 percent increase from the prior year, and expenditures were budgeted at $43.4 billion. In addition, the Department of Finance projected that after repaying the last of the carryover budget deficit, there would be a positive balance of $28 million in the budget reserve as of June 30, 1996.



            1996-97 FISCAL YEAR.

            The 1996-97 Governor's Budget, released January 10, 1996, projected General Fund revenues and transfers of $45.6 billion, a 1.3% increase over 1995-96. The Governor's budget proposed two major initiatives, a 15% personal and corporate income tax cuts and a revision of the trial court funding program, which would have the effect of reducing General Fund revenues. The Governor's Budget proposed General Fund expenditures of $45.2 billion. The Governor's Budget also proposed Special Fund revenues equal to expenditures, at a level of $13.3 billion.



            The May Revision of the Governor's Budget, released on May 21, 1996 ("The May Revision"), updated revenue estimates for the 1996-97 Fiscal Year, reflecting stronger economic activity in the State and thus greater revenue growth. The revised estimate was for $47.1 billion of revenues, still assuming the Governor's tax cut would be enacted, and $46.5 billion of expenditures.



            1996-97 BUDGET ACT



            The 1996-97 Budget Act was signed by the Governor on July 15, 1996, along with various implementing bills. The Governor vetoed about $82 million of appropriations (both General Fund and Special Fund). With the signing of the Budget Act, the State implemented its regular cash flow borrowing program with the issuance of $3.0 billion of Revenue Anticipation Notes to mature on June 30, 1997. The Budget Act appropriates a budget reserve in the Special Fund of $305 million, as of June 30, 1997. The Department of Finance projects that, on June 30, 1997, the State's available borrowable (cash) resources will be $2.9 billion, after payment of all obligations due by that date, so that no cross-fiscal year borrowing is anticipated.



            Revenues - The Legislature rejected the Governor's proposed 15% cut in personal income taxes (to be phased in over three years), approved a 5% cut in bank and corporation taxes, to be effective for income years commencing on January 1, 1997. As a result of the Legislature's failure to enact the personal income tax cut, revenues for the Fiscal Year are estimated to be $550 million higher than projected in the May Revision, and are now estimated to total $47.643 billion, a 3.3 percent increase over the final estimated 1995-96 revenues. Special Fund revenues are estimated to be $13.3 billion.



            Expenditures - The Budget Act contains General Fund appropriations totaling $47.251 billion, a 4.0 percent increase over the final estimated 1995-96 expenditures. Special Fund expenditures are budgeted at $12.6 billion.



            The following are principal features of the 1996-97 Budget Act:

            1. Proposition 98 funding for schools and community college districts increased by almost $1.6 billion (General Fund) and $1.65 billion above revised 1995-96 levels. Almost half of this money was budgeted to fund class-size reductions in kindergarten and grades 1-3. Also, for the second consecutive year, the full cost of living allowance (3.2 percent) was funded. Proposition 98 increases have brought K-12 expenditures to almost $4,800 per pupil (also called ADA, or Average Daily Attendance), an almost 15% increase over the level prevailing during the recession years. Out of this $1.6 billion total community colleges will receive an increase in funding of $157 million for 1996-97.



            Due to higher than projected revenues in 1995-96, an additional $1.1 billion ($190 per K-12 ADA and $145 million for community colleges) was appropriated and retroactively applied towards the 1995-96 Proposition 98 guarantee, bringing K-12 expenditures in that year to over $4,600 per ADA. Similar retroactive increases totaling $230 million, based on final figures on revenues and State population growth, were made to the 1991-92 and the 1994-95 Proposition 98 guarantees, most of which was allocated to each school site.



            2. The Budget Act assumed savings of approximately $660 million in health and welfare costs which required changes in federal law, including federal welfare reform. The Budget Act further assumed federal law changes in August 1996 which would allow welfare cash grant levels to be reduced by October 1, 1996. These cuts totaled approximately $163 million of the anticipated $660 million savings. See "Federal Welfare Reform".



            3. A 4.9 percent increase in funding for the University of California ($130 million General Fund) and the California State University system ($101 million General Fund), with no increases in student fees.



            4. The Budget Act assumed the federal government will provide approximately $700 million in new aid for incarceration and health care costs of illegal immigrants. These funds reduce appropriations in these categories that would otherwise have to be paid from the General Fund. (For purposes of cash flow projections, the Department of Finance expects $540 million of this amount to be received during the 1996-97 fiscal year.)



            5. General Fund support for the Department of Corrections was increased by about 7 percent over the prior year, reflecting estimates of increased prison population.



            6. With respect to aid to local governments, the principal new programs included in the Budget Act are $100 million in grants to cities and counties for law enforcement purposes, and budgeted $50 million for competitive grants to local governments for programs to combat juvenile crime.

            The Budget Act did not contain any tax increases. As noted, there was a reduction in bank and corporate taxes. In addition, the Legislature approved another one-year suspension of the Renters Tax Credit, saving $520 million in expenditures.



            Federal Welfare Reform - Following enactment of the 1996-97 Budget Act, Congress passed and the President signed (on August 22, 1996) the Personal Responsibility and Work Opportunity Act of 1996 (P.L. 104-193, the "Law") making a fundamental reform of the current welfare system. Among many provisions, the Law includes: (i) conversion of Aid to Families with Dependent Children from an entitlement program to a block grant titled Temporary Assistance for Needy Families (TANF), with lifetime time limits on TANF recipients, work requirements and other changes; (ii) provisions denying certain federal welfare and public benefits to legal noncitizens, allowing states to elect to deny additional benefits (including TANF) to legal noncitizens, and generally denying almost all benefits to illegal immigrants; and (iii) changes in the Food Stamp program, including reducing maximum benefits and imposing work requirements.



            The Law requires states to implement the new TANF program not later than July 1, 1997 and provides California approximately $3.7 billion in block grant funds for FY 1996-97. States are allowed to implement TANF as soon as possible and will receive a prorated block grant effective the date of application. The California State Plan is to be submitted in time to allow grant reductions to be implemented effective January 1, 1997 (allowing $92 million of the $163 million referred to in paragraph 2 above to be saved) and to allow the State to capture approximately $267 million in additional federal block grant funds over the currently budgeted level. None of the other federal changes needed to achieve the balance of the $660 million cost savings were enacted. Thus in lieu of the $660 million savings initially assumed to be saved, it is now projected that savings will total approximately $360 million.



            A preliminary analysis of the Law by the Legislative Analyst's Office indicated that an overall assessment of how these changes will affect the State's General Fund will not be known for some time, and will depend on how the State implements the Law. There are many choices including how quickly the State implements the Law; the degree to which the State elects to make up for cuts in federal aid; provide more aid to counties, or cut some of its own existing programs for noncitizens; and the State's ability to avoid certain penalties written into the Law.



            1997-98 FISCAL YEAR PROPOSED BUDGET.



            On January 9, 1997, the Governor released his proposed budget for the 1997-98 Fiscal Year (the "Governor's Budget"). The Governor's Budget projects General Fund revenues and transfers in 1997-98 of $50.7 billion, a 4.6% increase from revised 1996-97 figures. The Governor proposes expenditures of $50.3 billion, a 3.9% increase from 1996-97. The Governor's Budget projects a balance in the SFEU of $553 million on June 30, 1998. The Governor's Budget also anticipates about $3 billion of external borrowing for cash flow purposes during the year, with no requirement for cross-fiscal year borrowing.



            Among the major initiatives and features of the Governor's Budget are the following:



            1. A proposed 10% cut in the Bank and Corporation Tax rate, to be phased in over two years.



            2. Proposition 98 funding for K-14 schools will be increased again, as a result of stronger revenues. Per-pupil funding for K-12 schools will reach $5,010, compared to $4,220 as recently as the 1993-94 Fiscal Year. Part of the new funding is proposed to be dedicated to the completion of the current program to reduce class size to 20 pupils in lower elementary grades, and to expand the program by one grade, so that it will cover K-3rd grade.



            3. Funding for higher education will be increased consistent with a four-year "compact" established in 1995-96. There is not projected to be any increase in student fees at any of the three levels of the State higher education system.



            4. The 1997-98 proposed Governor's Budget assumes approximately $500 million in savings contingent upon federal action. The Budget assumes that federal law will be enacted to remove the maintenance-of-effect requirement for Supplemental Security Income (SSI) payments, thereby enabling the state to reduce grant levels pursuant to previously enacted state law ($279 million). The Budget also assumes the federal government will fund $216 million in costs of health care for illegal immigrants.



            THE ORANGE COUNTY BANKRUPTCY. On December 6, 1994, Orange County, California and its Investment Pool (the "Pool") filed for bankruptcy under Chapter 9 of the United States Bankruptcy Code. The subsequent restructuring led to the sale of substantially all of the Pool's portfolio and resulted in losses estimated to be approximately $1.7 billion (or approximately 22% of amounts deposited by the Pool investors). Approximately 187 California public entities -- substantially all of which are public agencies within the county -- had various bonds, notes or other forms of indebtedness outstanding. In some instances the proceeds of such indebtedness were invested in the Pool.

            In April, 1996, the County emerged from bankruptcy after closing on a $900 million recovery bond transaction. At that time, the County and its financial advisors stated that the County had emerged from the bankruptcy without any structural fiscal problems and assured that the County would not slip back into bankruptcy. However, for many of the cities, schools and special districts that lost money in the County portfolio, repayment remains contingent on the outcome of litigation which is pending against investment firms and other finance professionals. Thus, it is impossible to determine the ultimate impact of the bankruptcy and its aftermath on these various agencies and their claims.


CONSTITUTIONAL, LEGISLATIVE AND OTHER FACTORS.


            Certain California constitutional amendments, legislative measures, executive orders, administrative regulations and voter initiatives could produce the adverse effects described below, among others.



            REVENUE DISTRIBUTION. Certain Debt Obligations in the Portfolio may be obligations of issuers which rely in whole or in part on California State revenues for payment of these obligations. Property tax revenues and a portion of the State's general fund surplus are distributed to counties, cities and their various taxing entities and the State assumes certain obligations theretofore paid out of local funds. Whether and to what extent a portion of the State's general fund will be distributed in the future to counties, cities and their various entities is unclear.



            HEALTH CARE LEGISLATION. Certain Debt Obligations in the Portfolio may be obligations which are payable solely from the revenues of health care institutions. Certain provisions under California law may adversely affect these revenues and, consequently, payment on those Debt Obligations.


            The Federally sponsored Medicaid program for health care services to eligible welfare beneficiaries in California is known as the Medi-Cal program. Historically, the Medi-Cal program has provided for a cost-based system of reimbursement for inpatient care furnished to Medi-Cal beneficiaries by any hospital wanting to participate in the Medi-Cal program, provided such hospital met applicable requirements for participation. California law now provides that the State of California shall selectively contract with hospitals to provide acute inpatient services to Medi-Cal patients. Medi-Cal contracts currently apply only to acute inpatient services. Generally, such selective contracting is made on a flat per diem payment basis for all services to Medi-Cal beneficiaries, and generally such payment has not increased in relation to inflation, costs or other factors. Other reductions or limitations may be imposed on payment for services rendered to Medi-Cal beneficiaries in the future.

            Under this approach, in most geographical areas of California, only those hospitals which enter into a Medi-Cal contract with the State of California will be paid for non-emergency acute inpatient services rendered to Medi-Cal beneficiaries. The State may also terminate these contracts without notice under certain circumstances and is obligated to make contractual payments only to the extent the California legislature appropriates adequate funding therefor.

            California enacted legislation in 1982 that authorizes private health plans and insurers to contract directly with hospitals for services to beneficiaries on negotiated terms. Some insurers have introduced plans known as "preferred provider organizations" ("PPOs"), which offer financial incentives for subscribers who use only the hospitals which contract with the plan. Under an exclusive provider plan, which includes most health maintenance organizations ("HMOs"), private payors limit coverage to those services provided by selected hospitals. Discounts offered to HMOs and PPOs may result in payment to the contracting hospital of less than actual cost and the volume of patients directed to a hospital under an HMO or PPO contract may vary significantly from projections. Often, HMO or PPO contracts are enforceable for a stated term, regardless of provider losses or of bankruptcy of the respective HMO or PPO. It is expected that failure to execute and maintain such PPO and HMO contracts would reduce a hospital's patient base or gross revenues. Conversely, participation may maintain or increase the patient base, but may result in reduced payment and lower net income to the contracting hospitals.


            These Debt Obligations may also be insured by the State of California pursuant to an insurance program implemented by the Office of Statewide Health Planning and Development for health facility construction loans. If a default occurs on insured Debt Obligations, the State Treasurer will issue debentures payable out of a reserve fund established under the insurance program or will pay principal and interest on an unaccelerated basis from unappropriated State funds. At the request of the Office of Statewide Health Planning and Development, Arthur D. Little, Inc. prepared a study in December 1983, to evaluate the adequacy of the reserve fund established under the insurance program and based on certain formulations and assumptions found the reserve fund substantially underfunded. In September of 1986, Arthur D. Little, Inc. prepared an update of the study and concluded that an additional 10% reserve be established for "multi-level" facilities. For the balance of the reserve fund, the update recommended maintaining the current reserve calculation method. In March of 1990, Arthur D. Little, Inc. prepared a further review of the study and recommended that separate reserves continue to be established for "multi-level" facilities at a reserve level consistent with those that would be required by an insurance company.


            MORTGAGES AND DEEDS. Certain Debt Obligations in the Portfolio may be obligations which are secured in whole or in part by a mortgage or deed of trust on real property. California has five principal statutory provisions which limit the remedies of a creditor secured by a mortgage or deed of trust. Two statutes limit the creditor's right to obtain a deficiency judgment, one limitation being based on the method of foreclosure and the other on the type of debt secured. Under the former, a deficiency judgment is barred when the foreclosure is accomplished by means of a nonjudicial trustee's sale. Under the latter, a deficiency judgment is barred when the foreclosed mortgage or deed of trust secures certain purchase money obligations. Another California statute, commonly known as the "one form of action" rule, requires creditors secured by real property to exhaust their real property security by foreclosure before bringing a personal action against the debtor. The fourth statutory provision limits any deficiency judgment obtained by a creditor secured by real property following a judicial sale of such property to the excess of the outstanding debt over the fair value of the property at the time of the sale, thus preventing the creditor from obtaining a large deficiency judgment against the debtor as the result of low bids at a judicial sale. The fifth statutory provision gives the debtor the right to redeem the real property from any judicial foreclosure sale as to which a deficiency judgment may be ordered against the debtor.


            Upon the default of a mortgage or deed of trust with respect to California real property, the creditor's nonjudicial foreclosure rights under the power of sale contained in the mortgage or deed of trust are subject to the constraints imposed by California law upon transfers of title to real property by private power of sale. During the three-month period beginning with the filing of a formal notice of default, the debtor is entitled to reinstate the mortgage by making any overdue payments. Under standard loan servicing procedures, the filing of the formal notice of default does not occur unless at least three full monthly payments have become due and remain unpaid. The power of sale is exercised by posting and publishing a notice of sale for at least 20 days after expiration of the three-month reinstatement period. The debtor may reinstate the mortgage, in the manner described above, up to five business days prior to the scheduled sale date. Therefore, the effective minimum period for foreclosing on a mortgage could be in excess of seven months after the initial default. Such time delays in collections could disrupt the flow of revenues available to an issuer for the payment of debt service on the outstanding obligations if such defaults occur with respect to a substantial number of mortgages or deeds of trust securing an issuer's obligations.

            In addition, a court could find that there is sufficient involvement of the issuer in the nonjudicial sale of property securing a mortgage for such private sale to constitute "state action," and could hold that the private-right-of-sale proceedings violate the due process requirements of the Federal or State Constitutions, consequently preventing an issuer from using the nonjudicial foreclosure remedy described above.


            Certain Debt Obligations in the Portfolio may be obligations which finance the acquisition of single family home mortgages for low and moderate income mortgagors. These obligations may be payable solely from revenues derived from the home mortgages, and are subject to California's statutory limitations described above applicable to obligations secured by real property. Under California antideficiency legislation, there is no personal recourse against a mortgagor of a single family residence purchased with the loan secured by the mortgage, regardless of whether the creditor chooses judicial or nonjudicial foreclosure.



            Under California law, mortgage loans secured by single-family owner-occupied dwellings may be prepaid at any time. Prepayment charges on such mortgage loans may be imposed only with respect to voluntary prepayments made during the first five years during the term of the mortgage loan, and then only if the borrower prepays an amount in excess of 20% of the original principal amount of the mortgage loan in a 12-month period; a prepayment charge cannot in any event exceed six months' advance interest on the amount prepaid during the 12-month period in excess of 20% of the original principal amount of the loan. This limitation could affect the flow of revenues available to an issuer for debt service on the outstanding debt obligations which financed such home mortgages.



            PROPOSITION 13. Certain of the Debt Obligations may be obligations of issuers who rely in whole or in part on ad valorem real property taxes as a source of revenue. On June 6, 1978, California voters approved an amendment to the California Constitution known as Proposition 13, which added Article XIIIA to the California Constitution. The effect of Article XIIIA was to limit ad valorem taxes on real property and to restrict the ability of taxing entities to increase real property tax revenues.



            Section 1 of Article XIIIA, as amended, limits the maximum ad valorem tax on real property to 1% of full cash value to be collected by the counties and apportioned according to law. The 1% limitation does not apply to ad valorem taxes or special assessments to pay the interest and redemption charges on any bonded indebtedness for the acquisition or improvement of real property approved by two-thirds of the votes cast by the voters voting on the proposition. Section 2 of Article XIIIA defines

"full cash value" to mean "the County Assessor's valuation of real property as shown on the 1975/76 tax bill under 'full cash value' or, thereafter, the appraised value of real property when purchased, newly constructed, or a change in ownership has occurred after the 1975 assessment." The full cash value may be adjusted annually to reflect inflation at a rate not to exceed 2% per year, or reduction in the consumer price index or comparable local data, or reduced in the event of declining property value caused by damage, destruction or other factors.



            Legislation enacted by the California Legislature to implement
Article XIIIA provides that notwithstanding any other law, local agencies may not levy any ad valorem property tax except to pay debt service on indebtedness approved by the voters prior to July 1, 1978, and that each county will levy the maximum tax permitted by Article XIIIA.



            PROPOSITION 9. On November 6, 1979, an initiative known as "Proposition 9" or the "Gann Initiative" was approved by the California voters, which added Article XIIIB to the California Constitution. Under Article XIIIB, State and local governmental entities have an annual "appropriations limit" and are not allowed to spend certain moneys called "appropriations subject to limitation" in an amount higher than the "appropriations limit." Article XIIIB does not affect the appropriation of moneys which are excluded from the definition of "appropriations subject to limitation," including debt service on indebtedness existing or authorized as of January 1, 1979, or bonded indebtedness subsequently approved by the voters. In general terms, the "appropriations limit" is required to be based on certain 1978/79 expenditures, and is to be adjusted annually to reflect changes in consumer prices, population, and certain services provided by these entities. Article XIIIB also provides that if these entities' revenues in any year exceed the amounts permitted to be spent, the excess is to be returned by revising tax rates or fee schedules over the subsequent two years.



            PROPOSITION 98. On November 8, 1988, voters of the State approved Proposition 98, a combined initiative constitutional amendment and statute called the "Classroom Instructional Improvement and Accountability Act." Proposition 98 changed State funding of public education below the university level and the operation of the State Appropriations Limit, primarily by guaranteeing K-14 schools a minimum share of General Fund revenues. Under Proposition 98 (modified by Proposition 111 as discussed below), K-14 schools are guaranteed the greater of (a) in general, a fixed percent of General Fund revenues ("Test 1"), (b) the amount appropriated to K-14 schools in the prior year, adjusted for changes in the cost of living (measured as in Article XIII B by reference to State per capita personal income) and enrollment ("Test 2"), or
(c) a third test, which would replace Test 2 in any year when the percentage growth in per capita General Fund revenues from the prior year plus one half of one percent is less than the percentage growth in State per capita personal income ("Test 3"). Under Test 3, schools would receive the amount appropriated in the prior year adjusted for changes in enrollment and per capita General Fund revenues, plus an additional small adjustment factor. If Test 3 is used in any year, the difference between Test 3 and Test 2 would become a "credit" to schools which would be the basis of payments in future years when per capita General Fund revenue growth exceeds per capita personal income growth.



            Proposition 98 permits the Legislature -- by two-thirds vote of both houses, with the Governor's concurrence -- to suspend the K-14 schools' minimum funding formula for a one-year period. Proposition 98 also contains provisions transferring certain State tax revenues in excess of the Article XIII B limit to K-14 schools.



            During the recession years of the early 1990s, General Fund revenues for several years were less than originally projected, so that the original Proposition 98 appropriations turned out to be higher than the minimum percentage provided in the law. The Legislature responded to these developments by designating the "extra" Proposition 98 payments in one year as a "loan" from future years' Proposition 98 entitlements, and also intended that the "extra" payments would not be included in the Proposition 98 "base" for calculating future years' entitlements. In 1992, a lawsuit was filed, California Teachers' Association v. Gould, which challenged the validity of these off-budget loans. During the course of this litigation, a trial court determined that almost $2 billion in "loans" which had been provided to school districts during the recession violated the constitutional protection of support for public education. A settlement was reached on April 12, 1996 which ensures that future school funding will not be in jeopardy over repayment of these so-called loans.



            PROPOSITION 111. On June 30, 1989, the California Legislature enacted Senate Constitutional Amendment 1, a proposed modification of the California Constitution to alter the spending limit and the education funding provisions of Proposition 98. Senate Constitutional Amendment 1 -- on the June 5, 1990 ballot as Proposition 111 -- was approved by the voters and took effect on July 1, 1990. Among a number of important provisions, Proposition 111 recalculated spending limits for the State and for local governments, allowed greater annual increases in the limits, allowed the averaging of two years' tax revenues before requiring action regarding excess tax revenues, reduced the amount of the funding guarantee in recession years for school districts and community college districts (but with a floor of 40.9 percent of State general fund tax revenues), removed the provision of Proposition 98 which included excess moneys transferred to school districts and community college districts in the base calculation for the next year, limited the amount of State tax revenue over the limit which would be transferred to school districts and community college districts, and exempted increased gasoline taxes and truck weight fees from the State appropriations limit. Additionally, Proposition 111 exempted from the State appropriations limit funding for capital outlays.



            PROPOSITION 62. On November 4, 1986, California voters approved an initiative statute known as Proposition 62. This initiative provided the following:



            1. Requires that any tax for general governmental purposes imposed by local governments be approved by resolution or ordinance adopted by a two-thirds vote of the governmental entity's legislative body and by a majority vote of the electorate of the governmental entity;



            2. Requires that any special tax (defined as taxes levied for other than general governmental purposes) imposed by a local governmental entity be approved by a two-thirds vote of the voters within that jurisdiction;



            3. Restricts the use of revenues from a special tax to the purposes or for the service for which the special tax was imposed;



            4. Prohibits the imposition of ad valorem taxes on real property by local governmental entities except as permitted by Article XIIIA;



            5. Prohibits the imposition of transaction taxes and sales taxes on the sale of real property by local governments;



            6. Requires that any tax imposed by a local government on or after August 1, 1985 be ratified by a majority vote of the electorate within two years of the adoption of the initiative;



            7. Requires that, in the event a local government fails to comply with the provisions of this measure, a reduction in the amount of property tax revenue allocated to such local government occurs in an amount equal to the revenues received by such entity attributable to the tax levied in violation of the initiative; and



            8. Permits these provisions to be amended exclusively by the voters of the State of California.



            In September 1988, the California Court of Appeal in City of Westminster v. County of Orange, 204 Cal.App. 3d 623, 215

Cal.Rptr. 511 (Cal.Ct.App. 1988), held that Proposition 62 is unconstitutional to the extent that it requires a general tax by a general law city, enacted on or after August 1, 1985 and prior to the effective date of Proposition 62, to be subject to approval by a majority of voters. The Court held that the California Constitution prohibits the imposition of a requirement that local tax measures be submitted to the electorate by either referendum or initiative. It is impossible to predict the impact of this decision on charter cities, on special taxes or on new taxes imposed after the effective date of Proposition 62. The California Court of Appeal in City of Woodlake v. Logan, (1991) 230 Cal.App.3d 1058, subsequently held that Proposition 62's popular vote requirements for future local taxes also provided for an unconstitutional referenda. The California Supreme Court declined to review both the City of Westminster and the City of Woodlake decisions.



            In Santa Clara Local Transportation Authority v. Guardino, (Sept. 28, 1995) 11 Cal.4th 220, reh'g denied, modified (Dec. 14, 1995) 12 Cal.4th
344e, the California Supreme Court upheld the constitutionality of Proposition 62's popular vote requirements for future taxes, and specifically disapproved of the City of Woodlake decision as erroneous. The Court did not determine the correctness of the City of Westminster decision, because that case appeared distinguishable, was not relied on by the parties in Guardino, and involved taxes not likely to still be at issue. It is impossible to predict the impact of the Supreme Court's decision on charter cities or on taxes imposed in reliance on the City of Woodlake case.



            Senate Bill 1590 (O'Connell), introduced February 16, 1996, would make the Guardino decision inapplicable to any tax first imposed or increased by an ordinance or resolution adopted before December 14, 1995. The California State Senate passed the Bill on May 16, 1996 and it is currently pending in the California State Assembly. It is not clear whether the Bill, if enacted, would be constitutional as a non-voted amendment to Proposition 62 or as a non-voted change to Proposition 62's operative date.



            PROPOSITION 218. On November 5, 1996,the voters of the State approved Proposition 218, a constitutional initiative, entitled the "Right to Vote on Taxes Act" ("Proposition 218"). Proposition 218 adds Articles XIII C and XIII D to the California Constitution and contains a number of interrelated provisions affecting the ability of local governments to levy and collect both existing and future taxes, assessments, fees and charges. Proposition 218 became effective on November 6, 1996. The Sponsors are unable to predict whether and to what extent Proposition 218 may be held to be constitutional or how its terms will be interpreted and applied by the courts. However, if upheld, Proposition 218 could substantially restrict certain local governments' ability to raise future revenues and could subject certain existing sources of revenue to reduction or repeal, and increase local government costs to hold elections, calculate fees and assessments, notify the public and defend local government fees and assessments in court.



            Article XIII C of Proposition 218 requires majority voter approval for the imposition, extension or increase of general taxes and two-thirds voter approval for the imposition, extension or increase of special taxes, including special taxes deposited into a local government's general fund. Proposition 218 also provides that any general tax imposed, extended or increased without voter approval by any local government on or after January 1, 1995 and prior to November 6, 1996 shall continue to be imposed only if approved by a majority vote in an election held within two years of November 6, 1996.



            Article XIII C of Proposition 218 also expressly extends the initiative power to give voters the power to reduce or repeal local taxes, assessments, fees and charges, regardless of the date such taxes, assessments, fees or charges were imposed. This extension of the initiative power to some extent constitutionalizes the March 6, 1995 State Supreme Court decision in Rossi v. Brown, which upheld an initiative that repealed a local tax and held that the State constitution does not preclude the repeal, including the prospective repeal, of a tax ordinance by an initiative, as contrasted with the State constitutional prohibition on referendum powers regarding statutes and ordinances which impose a tax. Generally, the initiative process enables California voters to enact legislation upon obtaining requisite voter approval at a general election. Proposition 218 extends the authority stated in Rossi v. Brown by expanding the initiative power to include reducing or repealing assessments, fees and charges, which had previously been considered administrative rather than legislative matters and therefore beyond the initiative power.



            The initiative power granted under Article XIII C of Proposition 218, by its terms, applies to all local taxes, assessments, fees and charges and is not limited to local taxes, assessments, fees and charges that are property related.



            Article XIII D of Proposition 218 adds several new requirements making it generally more difficult for local agencies to levy and maintain "assessments" for municipal services and programs. "Assessment" is defined to mean any levy or charge upon real property for a special benefit conferred upon the real property.



            Article XIII D of Proposition 218 also adds several provisions affecting "fees" and "charges" which are defined as "any levy other than an ad valorem tax, a special tax, or an assessment, imposed by a local government upon a parcel or upon a person as an incident of property ownership, including a user fee or charge for a property related service." All new and, after June 30, 1997, existing property related fees and charges must conform to requirements prohibiting, among other things, fees and charges which (i) generate revenues exceeding the funds required to provide the property related service, (ii) are used for any purpose other than those for which the fees and charges are imposed, (iii) are for a service not actually used by, or immediately available to, the owner of the property in question, or (iv) are used for general governmental services, including police, fire or library services, where the service is available to the public at large in substantially the same manner as it is to property owners. Further, before any property related fee or charge may be imposed or increased, written notice must be given to the record owner of each parcel of land affected by such fee or charges. The local government must then hold a hearing upon the proposed imposition or increase of such property based fee, and if written protests against the proposal are presented by a majority of the owners of the identified parcels, the local government may not impose or increase the fee or charge. Moreover, except for fees or charges for sewer, water and refuse collection services, no property related fee or charge may be imposed or increased without majority approval by the property owners subject to the fee or charge or, at the option of the local agency, two-thirds voter approval by the electorate residing in the affected area.



            PROPOSITION 87. On November 8, 1988, California voters approved Proposition 87. Proposition 87 amended Article XVI, Section 16, of the California Constitution by authorizing the California Legislature to prohibit redevelopment agencies from receiving any of the property tax revenue raised by increased property tax rates levied to repay bonded indebtedness of local governments which is approved by voters on or after January 1, 1989.


Other Considerations.


            From time to time, proposals have been introduced before Congress for the purpose of restricting or eliminating the Federal income tax exemption for interest on Municipal Obligations. For example, under the Tax Reform Act of 1986, enacted in October 1986, interest on certain private activity bonds must be included in an investor's alternative minimum taxable income, and corporate investors must include all tax-exempt interest in the calculation of adjusted current earnings for purposes of determining the corporation's alternative minimum tax liability. (See the Fund's Prospectus, "Taxes.") The Company cannot predict what legislation or regulations, if any, may be proposed in Congress or promulgated by the Department of Treasury as regards the Federal income tax exemption of interest on such obligations or the impact of such legislative and regulatory activity on such exemption. Additionally, with respect to Municipal Obligations issued by the State of California and political subdivisions thereof, the Company cannot predict what legislation, if any, may be proposed in the California legislature as regards the California state personal income tax status of interest on such obligations, or which proposals, if any, might be enacted. Such proposals, while pending or if enacted, might materially adversely affect the availability of California Municipal Obligations, in particular, and Municipal Obligations generally, for investment by the Fund and the liquidity and value of the Fund's portfolio. In such an event, the Company would re-evaluate the investment objectives and policies of the Fund and consider changes in its structure or possible dissolution.



            Moreover, if the Company's Board of Directors, after consultation with the Fund's investment adviser, should for any reason determine that it is impracticable to invest at least 50% of California Money's assets in California Municipal Obligations at the close of each quarter of the Company's taxable year (and thereby to qualify the Fund to pay dividends that are exempt from California state personal income tax), the Board would consider changing the Fund's investment objectives and policies (and recommending to shareholders a change in the Fund's names), or possibly dissolving the Fund.



            The payment of principal and interest on most securities purchased by the Fund will depend upon the ability of the issuers to meet their obligations. The value of the Fund's portfolio securities can be expected to vary inversely with changes in prevailing interest rates.



                ADDITIONAL PURCHASE AND REDEMPTION INFORMATION

In General.


            Information on how to purchase and redeem shares of California Money, and how such shares are priced, is included in its Prospectus. The issuance of shares is recorded on the books of the Fund, and share certificates are not issued unless expressly requested in writing. Certificates are not issued for fractional shares.



            The regulations of the Comptroller of the Currency provide that funds held in a fiduciary capacity by a national bank approved by the Comptroller to exercise fiduciary powers must be invested in accordance with the instrument establishing the fiduciary relationship and local law. The Company believes that the purchase of California Money shares by such national banks acting on behalf of their fiduciary accounts is not contrary to applicable regulations if consistent with the particular account and proper under the law governing the administration of the account. With respect to Dollar and Plus shares, conflict of interest restrictions may apply to an institution's receipt of compensation paid by the Fund in connection with the investment of fiduciary funds in Dollar and Plus shares. Institutions, including banks regulated by the Comptroller of the Currency and investment advisers and other money managers subject to the jurisdiction of the SEC, the Department of Labor or state securities commissions, are urged to consult their legal advisers before investing fiduciary funds in Dollar and Plus shares.



            Prior to effecting a redemption of shares represented by certificates, PFPC must have received such certificates at its principal office. All such certificates must be endorsed by the redeeming shareholder or accompanied by a signed stock power, in each instance with the signature guaranteed by a bank or other eligible guarantor institution unless other arrangements satisfactory to the Fund have previously been made. The Fund may require any additional information reasonably necessary to evidence that a redemption has been duly authorized.



            Under the 1940 Act, the Fund may suspend the right of redemption or postpone the date of payment upon redemption for any period during which the New York Stock Exchange is closed, other than customary weekend and holiday closings, or during which trading on said Exchange is restricted, or during which (as determined by the SEC by rule or regulation) an emergency exists as a result of which disposal or valuation of portfolio securities is not reasonably practicable, or for such other periods as the SEC may permit. (The Fund may also suspend or postpone the recordation of the transfer of its shares upon the occurrence of any of the foregoing conditions.)



            In addition, if, in the opinion of the Board of Directors of the Company, ownership of shares has or may become concentrated to an extent which would cause the Fund to be deemed a personal holding company, the Company may compel the redemption of, reject any order for or refuse to give effect on the books of the Fund to the transfer of the Fund's shares in an effort to prevent that consequence. The Fund may also redeem shares involuntarily if such redemption appears appropriate in light of the Fund's responsibilities under the 1940 Act or otherwise. If the Company's Board of Directors determines that conditions exist which make payment of redemption proceeds wholly in cash unwise or undesirable, the Fund may make payment wholly or partly in securities or other property. In certain instances, the Fund may redeem shares pro rata from each shareholder of record without payment of monetary consideration. See "Portfolio Valuation -- California Money" below.

            Any institution purchasing shares on behalf of separate accounts will be required to hold the shares in a single nominee name (a "Master Account"). Institutions investing in more than one of the Fund's classes of shares must maintain a separate Master Account for each portfolio and class of shares. Institutions may arrange with PFPC for certain sub-accounting services (such as purchase, redemption and dividend recordkeeping) paid for by the Company, if PFPC is provided with the information necessary for sub-accounting. Sub-accounts may be established by name or number.


Net Asset Value.


            As stated in the Prospectus for California Money, the net asset value per share for California Money is calculated by adding the value of all of the Fund's portfolio securities and other assets belonging to the Fund, subtracting the liabilities charged to the Fund including dividends that have been declared but not paid, and dividing the result by the number of the Fund shares outstanding (irrespective of class). The value of the assets of California Money is calculated using the amortized cost method pursuant to procedures adopted by the Board of Directors under Rule 2a-7. "Assets belonging to" the Fund consist of the consideration received upon the issuance of the Fund's shares together with all income, earnings, profits and proceeds derived from the investment thereof, including any proceeds from the sale of such investments, any funds or payments derived from any re-investment of such proceeds. Assets belonging to the Fund are charged with the direct liabilities of the Fund.


Portfolio Valuation.


            California Money's portfolio securities are valued on the basis of amortized cost. In connection with its use of amortized cost valuation, California Money limits the dollar-weighted average maturity of its portfolio to not more than 90 days and does not purchase any instrument with a remaining maturity of more than 13 months (with certain exceptions). The Company's Board of Directors has also established procedures that are intended to stabilize the net asset value per share of each of California Money's classes of shares for purposes of sales and redemptions at $1.00. Such procedures include the determination, at such intervals as the Board deems appropriate, of the extent, if any, to which California Money's net asset value per share calculated by using available market quotations deviates from $1.00 per share. In the event such deviation exceeds 1/2 of 1%, the Board will promptly consider what action, if any, should be initiated. If the Board believes that the amount of any deviation from California Money's $1.00 amortized cost price per share may result in material dilution or other unfair results to investors or existing shareholders, it will take such steps as it considers appropriate to eliminate or reduce to the extent reasonably practicable any such dilution or unfair results. These steps may include selling portfolio instruments prior to maturity; shortening California Money's average portfolio maturity; withholding or reducing dividends; redeeming shares in kind; reducing the number of California Money's outstanding shares without monetary consideration; or utilizing a net asset value per share determined by using available market quotations.




                            MANAGEMENT OF THE COMPANY

Board of Directors.

            The Company's directors and executive officers, their addresses, principal occupations during the past 5 years and other affiliations are as follows:


                                              Principal Occupations
                                              during last 5 years
Name and Address             Position         and Other Affiliations(4)
----------------             --------         -----------------------
G. Willing Pepper(1,2)       Chairman of      Retired; Chairman of the Board,
128 Springton Lake Rd.       the Board        The Institute of Cancer Re-
Media, PA  19063             and President    search until 1979; Director,
Age 89                                        Philadelphia National Bank until
                                              1978; President, Scott Paper
                                              Company, 1971 to 1973; Chairman
                                              of the Board, Specialty
                                              Composites Corp. until May,
                                              1984.

Rodney D. Johnson(2)         Director         President, Fairmount Capital
Fairmount Capital                             Advisors, Inc. (financial
 Advisors, Inc.                               advising), since 1987.
1435 Walnut Street
Drexel Building
Philadelphia, PA  19102
Age 55

William R. Howell(3)         Director         Retired; Vice Chairman,
73-350 Calliandra Street                      Union Bank, Los Angeles,
Palm Desert, CA  92260                        until September, 1982; Director,
Age 75                                        Current Income Shares, Inc.

Rudolph A. Peterson(2,3)     Director         Honorary Director, President
BankAmerica Corporation                       and Chief Executive Officer
555 California Street                         (Retired), BankAmerica
Suite 500                                     Corporation and Bank of America,
San Francisco, CA  94104                      NT & SA.
Age 92

Anthony M. Santomero(3)      Director         Richard K. Mellon
310 Keithwood Road                            Professor of Finance, since

                                              Principal Occupations
                                              during last 5 years
Name and Address             Position         and Other Affiliations(4)
----------------             --------         -----------------------
Wynnewood, PA  19096                          April 1984 and Dean's Advisory
Age 51                                        Council Member since July 1984,
                                              The Wharton School, University
                                              of Pennsylvania; Director,
                                              Wharton Financial Institutions
                                              Center, since July 1995;
                                              Associate Editor, Journal of
                                              Banking and Finance, since June
                                              1978; Associate Editor, Journal
                                              of Economics and Business, since
                                              October 1979; Associate Editor,
                                              Journal of Money, Credit and
                                              Banking, since January 1989;
                                              Research Associate, New York
                                              University Center for Japan-US
                                              Business and Economic Studies,
                                              since July 1989; Editorial
                                              Advisory Board, Open Economics
                                              Review, since November 1990;
                                              Director, The Zweig Fund and The
                                              Zweig Total Return Fund.

Edward J. Roach              Vice             Certified Public Accountant;
Bellevue Park Corporate      President        Vice Chairman of the Board, Fox
  Center                     and Treas-       Chase Cancer Center; Trustee
400 Bellevue Parkway         urer             Emeritus, Pennsylvania School
Suite 100                                     for the Deaf; Trustee Emeritus
Wilmington, DE  19809                         Immaculata College; Officer of
Age 72                                        various Investment companies
                                              advised by PNC Institutional
                                              Management Corporation; elected
                                              to be Director of The Bradford
                                              Funds, Inc.

Morgan R. Jones              Secretary        Partner of the law firm of
PNB Building                                  Drinker Biddle & Reath.
1345 Chestnut Street
Philadelphia, PA 19107-3496
Age 57



(1) This director may be deemed to be an "interested person" of the Company as defined in the 1940 Act.

(2)   Executive Committee Member.

(3)   Audit Committee Member.

(4) Additional affiliations with investment companies advised by PIMC or PNC Bank are set forth below.

            During intervals between meetings of the Board, the Executive Committee may exercise the authority of the Board of Directors in the management of the business of the Company to the extent permitted by law.


            Messrs. Pepper and Johnson serve as trustees of Municipal Fund for Temporary Investment ("MuniFund") and Trust for Federal Securities ("FedFund") and as directors of Temporary Investment Fund, Inc. ("TempFund"). Mr. Santomero serves as a trustee of Compass Capital Funds ("Compass"). In addition, Mr. Pepper serves as a director of Independence Square Income Securities, Inc. ("ISIS") and Managing General Partner of Chestnut Street Exchange Fund ("Chestnut"); and Messrs. Johnson and Santomero are directors of Municipal Fund for New York Investors, Inc. ("New York Money"). Each of the investment companies named above receives various advisory or other services from PIMC or PNC Bank.



            Mr. Pepper is Chairman of the Board and President and Mr. Roach is Vice President and Treasurer of TempFund, MuniFund and FedFund. In addition,
Mr. Roach is Treasurer of Chestnut, President and Treasurer of The RBB Fund, Inc. ("RBB") and New York Money and Vice President and Treasurer of ISIS; Mr. Jones is Secretary of Chestnut, MuniFund, New York Money and RBB. Mr. Johnson is a director of International Dollar Reserve Fund. Of the above-mentioned funds, PDI provides distribution services and PFPC and PDI provide administration services to TempFund, FedFund, MuniFund and New York Money. In addition, PFPC provides administration services to RBB.



            Each director who is not affiliated with PNC Bank, PIMC, PFPC or PDI receives $5,000 annually from the Company for his services as a director plus $250 for each Board meeting attended, $250 for each Committee meeting attended and is reimbursed for reasonable out-of-pocket expenses incurred in attending meetings. The Chairman of the Board is entitled to receive an additional $5,000 per annum for services in such capacity.



            For the fiscal year ended January 31, 1997, the Company paid or accrued for the account of its directors and officers a total of $44,137 (exclusive of expense reimbursements) for services in all capacities. In addition, the Company contributed $1,305 for its last fiscal year to its retirement plan for employees (who included Mr. Roach). No employee of PDI, PIMC, PFPC or PNC Bank receives any compensation from the Company for acting as an officer or director of the Company. The directors and officers of the Company own less than 1% of the Company's shares.


            By virtue of the responsibilities assumed by PDI, PIMC, PNC Bank and PFPC under their respective agreements with the

Company, the Company itself requires only one part-time employee in addition to its officers. Drinker Biddle & Reath, of which Mr. Jones is a partner, receives legal fees as counsel to the Company.

            The table below sets forth information about the fees received by the Company's directors in the most recently completed fiscal year.


                                                                Total
                                                            Compensation
                                                            from Company
                               Aggregate                     and Fund
Name of Person                Compensation                  Complex(1) Paid
   Position                   from Company                   to Directors
   --------                   ------------                   ------------
William R. Howell              6,250                              6,250
Director

Rodney D. Johnson              6,250            (6)(2)           56,500
Director

G. Willing Pepper             11,250            (6)(2)           82,250
Director, Chairman
and President

Rudolph A. Peterson            6,250                              6,250
Director

Anthony M. Santomero           6,250            (3)              12,500
Director

                              36,250                            163,750


(1) A "fund complex" means two or more investment companies that hold themselves out to investors as related companies for purposes of investment and investor services, or have a common investment adviser or have an investment adviser that is an affiliated person of the investment adviser of any of the other investment companies.

(2) Total number of such other investment companies director serves on within the fund complex.

Adviser and Administrators.


            The advisory and administrative services provided and the expenses assumed by PIMC and the administrators, as well as the fees payable to each of them, are described in the Prospectus. For California Money Fund's fiscal years ended January 31, 1997, 1996 and 1995, PIMC received fees for advisory services (net of waivers) in the amounts of $268,716, $254,168 and $250,983. For the same periods, PFPC and PDI received fees for administration services (net of waivers) of $268,716, $254,168 and $250,983 in the aggregate. For California Money Fund's fiscal years ended January 31, 1997, 1996 and 1995, PIMC waived advisory fees of $621,301, $594,290 and $582,744 and PFPC and PDI waived administration fees of $621,301, $594,290 and $582,744 in the aggregate.


Banking Laws.


            Certain banking laws and regulations with respect to investment companies are discussed in the Fund's Prospectus. PIMC, PFPC and PNC Bank believe that PIMC may perform the advisory services for the Fund contemplated by the Company's Advisory Agreement, the Fund's Prospectus and this Statement of Additional Information, that PFPC may perform the transfer agency services for the Fund contemplated by the Company's Transfer Agency Agreement, the Fund's Prospectus and this Statement of Additional Information, and that PNC Bank may perform the custodial services for the Fund contemplated by the Company's Custodian Agreement, the Fund's Prospectus and this Statement of Additional Information, and the sub-advisory services for the Fund contemplated by the Company's Sub-Advisory Agreement, the Fund's Prospectus and this Statement of Additional Information, without violation of the Glass-Steagall Act or applicable banking laws or regulations. It should be noted, however, that changes in legal requirements relating to the permissible activities of banks and their affiliates, as well as further interpretations of present and future requirements, could prevent PIMC, PNC Bank and PFPC from continuing to perform such services for the Fund. If PIMC, PFPC or PNC Bank were prohibited from continuing to perform such services, it is expected that the Board of Directors would recommend that the Company enter into new agreements with other qualified firms. Any new advisory agreement would be subject to shareholder approval.


            In addition, state securities laws on this issue may differ from the interpretations of federal law expressed herein and banks and financial institutions may be required to register as dealers pursuant to state law.

Custodian and Transfer Agent.


            As custodian of the Fund's assets, PNC Bank (i) maintains a separate account or accounts in the name of the Fund, (ii) holds and disburses portfolio securities on account of the Fund, (iii) makes receipts and disbursements of money on behalf of the Fund, (iv) collects and receives all income and other payments and distributions on account of the Fund's portfolio securities, (v) responds to correspondence from security brokers and others relating to its duties and (vi) makes periodic reports to the Company's Board of Directors concerning the Fund's operations. PNC Bank is authorized to select one or more banks or trust companies to serve as sub-custodian on behalf of the Fund, provided that PNC Bank remains responsible for the performance of all its duties under its Custodian Agreement with the Fund and holds the Fund harmless from the acts and omissions of any sub-custodian chosen by PNC Bank. The Fund pays PNC Bank a fee for its custodial services equal to $.25 per annum for each $1,000 of that Fund's average gross assets.



            As the Fund's transfer and dividend disbursing agent, PFPC (i) issues and redeems shares of the Fund, (ii) addresses and mails all communications by the Fund to its shareholders, including reports to shareholders, dividend and distribution notices and proxy material for its meetings of shareholders, (iii) responds to correspondence by shareholders and others relating to its duties, (iv) maintains shareholder accounts and sub-accounts, (v) provides installation and other services in connection with the Fund's computer access program maintained to facilitate shareholder access to the Fund, and (vi) makes periodic reports to the Board of Directors concerning the Fund's operations. PFPC may, on 30 days' notice to the Company, assign its duties thereunder to any other affiliate of PNC Bank Corp. For its transfer agency, dividend disbursing and sub-accounting services, the Fund pays PFPC $12.00 per account and sub-account per annum plus $1.00 for each purchase or redemption transaction by an account (other than a purchase transaction made in connection with the automatic reinvestment of dividends).



            PFPC sends each shareholder of record a monthly statement showing the total number of shares owned as of the last business day of the month (as well as the dividends paid during the current month and year), and provides each shareholder of record with a daily transaction report for each day on which a transaction occurs in the shareholder's Master Account of the Fund. Further, an institution establishing sub-accounts with PFPC is provided with a daily transaction report for each day on which a transaction occurs in a sub-account and, as of the last calendar day of each month, a report which sets forth the share balance for the sub-account at the beginning and end of the month and income paid or reinvested during the month.

Service Organizations.


            As stated in the Fund's Prospectus, the Fund enters into agreements with institutional investors ("Service Organizations") requiring them to provide support services to their customers who beneficially own Dollar or Plus shares. In consideration of such services, California Money pays Service Organizations
 .25% (on an annualized basis) of the average daily net asset value of the California Money Dollar or California Money Plus shares held by the Service Organizations for the benefit of their customers. Such services include: (i) aggregating and processing purchase and redemption requests from customers and placing net purchase and redemption orders with the transfer agent; (ii) providing customers with a service that invests the assets of their accounts in Dollar or Plus shares; (iii) processing dividend payments from the Fund on behalf of customers; (iv) providing information periodically to customers showing their positions in Dollar and Plus shares; (v) arranging for bank wires;
(vi) responding to customer inquiries relating to the services performed by the Service Organizations; (vii) providing sub-accounting with respect to Dollar and Plus shares beneficially owned by customers or the information necessary for sub-accounting; (viii) forwarding shareholder communications from the Company (such as proxies, shareholder reports, annual and semi-annual financial statements and dividend, distribution and tax notices) to customers, if required by law; and (ix) other similar services if requested by the Company. In addition, broker/dealers purchasing Plus shares may be requested to provide from time to time assistance (such as the forwarding of sales literature and advertising to customers) in connection with the distribution of Plus shares. For the fiscal years ended January 31, 1997, 1996, 1995 and 1994, California Money paid a total of $187,911, $59,647, $43,771 and $31,773, respectively, to Service Organizations with respect to California Money Dollar shares, of which $2,115, $2,244, $1,646 and $1,195, respectively, was paid to an affiliate. California Money made no payments to Service Organizations with respect to California Money Plus shares during the fiscal years ended January 31, 1997, 1996 and 1995 because no such shares had been sold.



            The Fund's agreements with Service Organizations are governed by Plans (called "Non-12b-1 Shareholder Services Plan" and "12b-1 Services Plan" for the Dollar shares and Plus shares, respectively), which have been adopted by the Board of Directors pursuant to applicable rules and regulations of the SEC and an exemptive order granted by the SEC in connection with the creation of the Dollar and Plus shares. Pursuant to each Plan, the Board of Directors reviews, at least quarterly, a written report of the amounts expended under the Fund's agreements with Service Organizations and the purposes for which the expenditures were made. In addition, the Fund's arrangements with Service Organizations must be approved annually by a majority of the

Fund's directors, including a majority of the directors who are not "interested persons" of the Fund as defined in the 1940 Act and have no direct or indirect financial interest in such arrangements (the "Disinterested Directors").


            The Board of Directors has approved the Fund's arrangements with Service Organizations based on information provided to the Board that there is a reasonable likelihood that the arrangements will benefit the Fund and its shareholders by affording the Fund greater flexibility in connection with the servicing of the accounts of the beneficial owners of its shares in an efficient manner. Any material amendment to the Fund's arrangements with Service Organizations must be made in a manner approved by a majority of the Board of Directors (including a majority of the Disinterested Directors), and any amendment to increase materially the costs under the 12b-1 Services Plan adopted by the Board with respect to Plus shares must be approved by the holders of a majority of the outstanding Plus shares. (It should be noted that while the annual service fee with respect to Plus shares is currently set at .25%, the plan adopted by the Board of Directors permits the Board to increase this fee to
 .40% without shareholder approval.) So long as the Fund's arrangements with Service Organizations are in effect, the selection and nomination of the members of the Board of Directors who are not "interested persons" (as defined in the 1940 Act) of the Company will be committed to the discretion of such noninterested directors.


Expenses.


            The Fund's expenses include taxes, interest, fees and salaries of its directors and officers, SEC fees, state securities qualification fees, costs of preparing and printing prospectuses for regulatory purposes and for distribution to shareholders, advisory and administration fees, charges of the custodian, transfer agent and dividend disbursing agent, Service Organization fees, costs of the Fund's computer access program, certain insurance premiums, outside auditing and legal expenses, cost of independent pricing service, costs of shareholder reports and shareholder meetings and any extraordinary expenses. The Fund also pays for brokerage fees and commissions (if any) in connection with the purchase of portfolio securities.



                    ADDITIONAL INFORMATION CONCERNING TAXES


            The following summarizes certain additional Federal, state and local tax considerations generally affecting the Fund and its shareholders that are not described in the Fund's Prospectus. No attempt is made to present a detailed explanation of the tax treatment of the Fund or its shareholders, and the discussion here and in the Fund's

Prospectus is not intended as a substitute for careful tax planning. Investors should consult their tax advisers with specific reference to their own tax situations.


General.


            The Fund has qualified, and intends to continue to qualify, as a regulated investment company. As described above and in the Fund's Prospectus, the Fund is designed to provide California institutional investors and their customers with current tax-exempt interest income. The Fund is not intended to constitute a balanced investment program and is not designed for investors seeking capital appreciation or maximum tax-exempt income irrespective of fluctuations in principal. Shares of the Fund would not be suitable for tax-exempt institutions and may not be suitable for retirement plans qualified under Section 401 of the Internal Revenue Code, H.R. 10 plans and individual retirement accounts since such plans and accounts are generally tax-exempt and, therefore, would not only not gain any additional benefit from the Fund's dividends being tax-exempt, but such dividends would be ultimately taxable to the beneficiaries when distributed to them. In addition, the Fund may not be an appropriate investment for entities which are "substantial users" of facilities financed by private activity bonds or "related persons" thereof. "Substantial user" is defined under U.S. Treasury Regulations to include a non-exempt person
(i) who regularly uses a part of such facilities in his trade or business and
(ii) whose gross revenues derived with respect to the facilities financed by the issuance of bonds are more than 5% of the total revenues derived by all users of such facilities, who occupies more than 5% of the usable area of such facilities, or for whom such facilities or a part thereof were specifically constructed, reconstructed or acquired. "Related persons" include certain related natural persons, affiliated corporations, a partnership and its partners and an S Corporation and its shareholders.



            The percentage of total dividends paid by the Fund with respect to any taxable year which qualify as Federal exempt-interest dividends will be the same for all shareholders receiving dividends for such year. In order for the Fund to pay exempt-interest dividends for any taxable year, at the close of each fiscal quarter at least 50% of the aggregate value of the Fund's portfolio must consist of exempt-interest obligations. In addition, the Fund must distribute with respect to each taxable year an amount that is at least equal to the sum of 90% of the exempt-interest income net of certain deductions and 90% of the investment company taxable income for the taxable year. Not later than 60 days after the close of its taxable year, the Fund will notify each shareholder of the portion of the dividends paid by the Fund to the shareholder with respect to such taxable year which constitutes an exempt-interest dividend. The aggregate amount of dividends so designated cannot, however, exceed the excess of the amount of interest exempt from tax under Section 103 of the Code received by the Fund during the taxable year over any amounts disallowed as deductions under Sections 265 and 171(a)(2) of the Code.



            Interest on indebtedness incurred by a shareholder to purchase or carry the Fund's shares generally is not deductible for Federal income tax purposes.



            While the Fund does not expect to earn any investment company taxable income, any taxable income earned by the Fund will be distributed to shareholders. In general, the Fund's investment company taxable income will be its taxable income, subject to certain adjustments and excluding the excess of any net long-term capital gain for the taxable year over the net short-term capital loss, if any, for such year. Such distributions would be taxable to shareholders as ordinary income (whether made in cash or additional shares).



            Similarly, while the Fund does not expect to realize long-term capital gains, any net realized long-term capital gains will be distributed at least annually. The Fund will generally have no tax liability with respect to such gains, and the distributions (whether paid in cash or additional shares) will be taxable to shareholders as long-term capital gain, regardless of how long a shareholder has held shares of the Fund. Such distributions will be designated as capital gain dividends in a written notice mailed by the Fund to shareholders not later than 60 days after the close of the Fund's taxable year.



            Taxable distributions generally are included in a shareholder's gross income for the taxable year in which they are received. Dividends declared in October, November or December of any year and made payable to the Fund's shareholders of record on a specified date in such months will be deemed to have been received by the shareholders and paid by the Fund on December 31 of such year, if such dividends are actually paid during January of the following year.



            A 4% non-deductible excise tax is imposed on regulated investment companies that fail to distribute currently an amount equal to specified percentages of their ordinary taxable income and capital gain net income (excess of capital gains over capital losses). The Fund intends to make sufficient distributions or deemed distributions of its ordinary taxable income and any capital gain net income with respect to each calendar year to avoid liability for this excise tax.



            Although the Fund expects to qualify as a "regulated investment company" and to be relieved of all or substantially all liability for Federal income taxes, it may be subject to the tax laws of certain states or localities, depending upon the extent of its activities in states and localities in which its offices are maintained, in which its agents or independent contractors are located or in which it is deemed to be conducting business.


            If for any taxable year the Fund does not qualify for the special Federal income tax treatment afforded regulated investment companies, all of its taxable income would be subject to Federal income tax at regular corporate rates (without any deduction for distributions to its shareholders). In such event, dividend distributions (including amounts derived from interest on Municipal Obligations) would be taxable to shareholders to the extent of the Fund's current or accumulated earnings and profits and would be eligible for the dividends received deduction allowed to corporations under the Code.



            To the extent that the Fund's dividends distributed to shareholders are derived from interest income exempt from Federal income tax and are properly designated as "exempt-interest dividends" by the Fund, they will be excludable from a shareholder's gross income for Federal income tax purposes. Under the Code, shareholders that receive exempt-interest dividends may be required to treat as taxable income a portion of certain otherwise nontaxable social security and railroad retirement benefit payments.


California.


            Assuming the Fund qualifies as a "regulated investment company," it will be relieved of California franchise and income taxes to the extent it distributes its exempt-interest income, investment company taxable income and any excess of net long-term capital gain over net short-term capital loss. It is anticipated that the Fund will be relieved of all or substantially all of California franchise and income taxes by making such distributions.


            If, at the close of each quarter of its taxable year, at least 50% of the value of the total assets of a regulated investment company, or series thereof, consists of obligations which when held by an individual, the interest therefrom is exempt from California personal income taxation ("California Tax-Exempt Obligations") then the regulated investment company, or series of that company, will be qualified to pay dividends exempt from California state personal income tax to its non-corporate shareholders (hereinafter referred to as "California exempt-interest dividends"). Series of a regulated investment company is defined as a segregated portfolio of assets, the beneficial interest in which is owned by the holders of an exclusive class or series of stock of the company. California Tax-Exempt Obligations are limited to California Municipal Obligations and certain U.S. Government obligations and U.S. Possession obligations, the interest on which is exempt from state income taxation as provided by federal law. The Fund intends to qualify under the above 50% by value requirement so that it can pay California exempt-interest dividends. If the Fund fails to so qualify, no part of its dividends will be exempt from California state personal income tax.



            Not later than 60 days after the close of its taxable year, the Fund will notify each shareholder of the portion of the dividends paid by the Fund to the shareholder with respect to such taxable year which is exempt from California state personal income tax. The total amount of California exempt-interest dividends paid by the Fund to its shareholders with respect to any taxable year cannot exceed the excess of the amount of interest received by the Fund during such year on California Tax-Exempt Obligations over any amounts that, if the Fund were treated as an individual, would be considered expenses related to tax exempt income and would thus not be deductible under Federal income or California state personal income tax law. The percentage of total dividends paid by the Fund with respect to any taxable year which qualifies as California exempt-interest dividends will be the same for all shareholders receiving dividends from the Fund with respect to such year.



            In cases where shareholders are "substantial users" or "related persons" with respect to California Municipal Obligations held by the Fund, such shareholders should consult their tax advisers to determine whether California exempt-interest dividends paid by the Fund with respect to such obligations retain their California state personal income tax exclusion. In this connection rules similar to those regarding the possible unavailability of Federal exempt-interest dividend treatment to "substantial users" are applicable for California state tax purposes. See "Additional Information Concerning Taxes - General" above.



            To the extent any dividends paid to shareholders are derived from long-term and short-term capital gains, such dividends will not constitute California exempt-interest dividends. Rules similar to those regarding the treatment of such dividends for Federal income tax purposes are also applicable for California state personal income tax purposes. See "Additional Information Concerning Taxes - General." Moreover, interest on indebtedness incurred by a shareholder to purchase or carry shares of the Fund is not deductible for California state personal income tax purposes if the Fund distributes California exempt-interest dividends to the shareholder during his or her taxable year.

            The foregoing is only a summary of some of the important California state personal income tax considerations generally affecting the Fund and its shareholders. No attempt is made to present a detailed explanation of the California state personal income tax treatment of the Fund or its shareholders, and this discussion is not intended as a substitute for careful planning. Further, it should be noted that the portion of the Fund's dividends constituting California exempt-interest dividends is excludable from income for California state personal income tax purposes only. Any dividends paid to shareholders of the Fund subject to California state franchise tax or California state corporate income tax will be taxed as ordinary dividends to such shareholders, notwithstanding that all or a portion of such dividends is exempt from California state personal income tax. Accordingly, potential investors in the Fund, including, in particular, corporate investors which may be subject to either California franchise tax or California corporate income tax, should consult their tax advisers with respect to the application of such taxes to the receipt of the Fund's dividends and as to their own California state tax situation, in general.



                                   DIVIDENDS

General.


            Net income for dividend purposes for the Fund consists of (i) interest accrued and original issue discount earned on the Fund's assets for the applicable dividend period, less (ii) amortization of market premium on such assets and accrued expenses. Net income for the Fund's three classes of shares is determined in the same manner except that Dollar and Plus shares bear the fees payable to Service Organizations for the services to the beneficial owners of such shares. (See the Fund's Prospectus under "Dividends.") Realized and unrealized gains and losses on portfolio securities are reflected in net asset value.



            Should the Fund incur or anticipate any unusual or unexpected significant expense or loss which would affect disproportionately the income of the Fund for a particular period, the Board of Directors would at that time consider whether to adhere to the present dividend policy with respect to the Fund or to revise it in order to mitigate to the extent possible the disproportionate effect of such expense or loss on the income of the Fund. Such expense or loss may result in the shareholder's receiving no dividends for the period during which it held shares of the Fund and in it receiving upon redemption a price per share lower than that which it paid.


Yield Information.

            The "yields," "effective yields" and "tax-equivalent yields" for each of California Money's three classes of shares as described in the Prospectus are calculated according to formulas prescribed by the SEC. The standardized seven-day yield for each of California Money's three classes of shares is computed separately for each class by determining the net change in the value of a hypothetical pre-existing account in California Money having a balance of one share of the class involved at the beginning of the period, dividing the net change by the value of the account at the beginning of the period to obtain the base period return, and multiplying the base period return by 365/7. The net change in the value of an account in California Money includes the value of additional shares purchased with dividends from the original share and dividends declared on the original share and any such additional shares, net of all fees charged to all shareholder accounts in proportion to the length of the base period and California Money's average account size, but does not include gains and losses or unrealized appreciation and depreciation. The "effective yield" of any class of shares is calculated by compounding the unannualized base period return for the class involved (calculated as above) by adding one to the base period return for the class, raising that sum to a power equal to 365/7, and subtracting one from the result. The "tax-equivalent" yield of any class of shares is computed by: (a) dividing the portion of the yield for the class involved (calculated as above) that is exempt from both Federal and California State income taxes by one minus a stated combined Federal and California State income tax rate; (b) dividing the portion of the yield for the class involved (calculated as above) that is exempt from Federal income tax only by one minus a stated Federal income tax rate; and (c) adding the figures resulting from (a) and (b) above to that portion, if any, of the yield for the class involved that is not exempt from Federal income tax.



            For the seven-day period ended January 31, 1997, the yields on Money and Dollar shares were 3.24% and 2.99%, respectively, the compounded effective yields on Money and Dollar shares were 3.29% and 3.04%, respectively, and the tax-equivalent yields on Money and Dollar shares were 5.28% and 4.87% respectively. These tax-equivalent yields assume a Federal income tax rate of 31.0% and a California income tax rate of 11.05%. Because actual income rates may vary considerably from those assumptions, each investor should consider their own tax rate in evaluating yields.



            YIELDS WILL FLUCTUATE, AND ANY QUOTATION OF YIELD SHOULD NOT BE CONSIDERED AS REPRESENTATIVE OF THE FUTURE PERFORMANCE OF THE FUND. Since yields fluctuate, yield data for any of the classes of the Fund cannot necessarily be used to compare an investment in a Fund's shares with bank deposits, savings accounts, and similar investment alternatives which often provide an agreed or guaranteed fixed yield for a stated period of time. Shareholders should remember that performance and yield are generally functions of kind and quality of the investments held in a portfolio, portfolio maturity, operating expenses, and market conditions. Any fees charged by banks with respect to customer accounts in investing in shares of a Fund will not be included in yield calculations; such fees, if charged, would reduce the actual yield from that quoted.



            The Fund may also from time to time include in advertisements, sales literature, communications to shareholders and other materials ("Materials"), discussions or illustrations of the effects of compounding. "Compounding" refers to the fact that, if dividends or other distributions on an investment are reinvested by being paid in additional Portfolio shares, any future income or capital appreciation of a Fund would increase the value, not only of the original investment, but also of the additional shares received through reinvestment. As a result, the value of the Fund investment would increase more quickly than if dividends or other distributions had been paid in cash.



            In addition, the Fund may also include in Materials discussions and/or illustrations of the potential investment goals of a prospective investor (including materials that describe general principles of investing, questionnaires designed to help create a personal financial profile, worksheets used to project savings needs based on certain assumptions and action plans offering investment alternatives), investment management strategies, techniques, policies or investment suitability of a Fund, economic conditions, the relationship between sectors of the economy and the economy as a whole, various securities markets, the effects of inflation and historical performance of various asset classes, including but not limited to, stocks, bonds and Treasury securities, and hypothetical investment returns based on certain assumptions. From time to time, Materials may summarize the substance of information contained in shareholder reports (including the investment composition of a Fund), as well as the views of the advisers as to current market, economic, trade and interest rate trends, legislative, regulatory and monetary developments, investment strategies and related matters believed to be of relevance to a Fund. In addition, selected indices may be used to illustrate historical performance of select asset classes. The Funds may also include in Materials charts, graphs or drawings which compare the investment objective, return potential, relative stability and/or growth possibilities of the Fund and/or other mutual funds, or illustrate the potential risks and rewards of investment in various investment vehicles, including but not limited to, stocks, bonds, Treasury securities and shares of a Fund and/or other mutual funds. Materials may include a discussion of certain attributes or benefits to be derived by an investment in a Fund and/or other mutual funds (such as value investing, market timing, dollar cost averaging, asset allocation, constant ratio transfer, automatic accounting rebalancing and the advantages and disadvantages of investing in tax-deferred and taxable investments), shareholder profiles and hypothetical investor scenarios, timely information on financial management, designations assigned a Fund by various rating or ranking organizations, Fund identifiers (such as CUSIP numbers or NASDAQ symbols), tax and retirement planning and investment alternatives to certificates of deposit and other financial instruments. Such Materials may include symbols, headlines or other material which highlight or summarize the information discussed in more detail therein.



            Materials may include lists of representative clients of the Fund's investment adviser, may include discussions of other products or services, may contain information regarding average weighted maturity or other maturity characteristics, and may contain information regarding the background, expertise, etc. of the investment adviser or of the Fund's portfolio manager.



            From time to time in advertisements, sales literature and communications to shareholders, the Fund may compare its total return to rankings prepared by independent services or other financial or industry publications that monitor the performance of mutual funds. For example, such data is found in IBC Money Fund Average Report and reports prepared by Lipper Analytical Services, Inc. Total return is the change in value of an investment in a Fund over a particular period, assuming that all distributions have been reinvested. SUCH RANKINGS REPRESENT THE FUND'S PAST PERFORMANCE AND SHOULD NOT BE CONSIDERED AS REPRESENTATIVE OF FUTURE RESULTS.



            The following information has been provided by the Funds' distributor:



            In managing each Fund's portfolio, the investment adviser utilizes a "pure and simple" approach, which may include disciplined research, stringent credit standards and careful management of maturities.



                                    COUNSEL


            Drinker Biddle & Reath LLP, 1345 Chestnut Street, Suite 1100, Philadelphia, Pennsylvania 19107, of which Mr. Jones, Secretary of the Company, is a partner, will pass upon certain legal matters for the Company as its counsel. O'Melveny & Myers, LLP, 400 South Hope Street, Los Angeles, California 90071, act as special California counsel for the Company and have reviewed the portions of this Statement of Additional Information and the

Fund's Prospectus concerning California taxes and the description of the special considerations relating to California Municipal Obligations.



                             INDEPENDENT ACCOUNTANTS


            The financial statements of the Company incorporated by reference in this Statement of Additional Information and the information included in the Financial Highlights tables which appear in the Fund's Prospectus have been audited by Coopers & Lybrand L.L.P., independent accountants, whose report thereon is incorporated by reference herein, and have been included in the Fund's Prospectus in reliance upon the report of said firm of independent accountants given upon their authority as experts in accounting and auditing. Coopers & Lybrand L.L.P. has offices at 2400 Eleven Penn Center, Philadelphia, Pennsylvania 19103.


                                  MISCELLANEOUS

            The Company was organized as a Maryland corporation on September 20, 1982 under the name of California Municipal Fund for Temporary Investment, Inc. On February 10, 1983, the Company changed its name to Municipal Fund for California Investors, Inc.


            As used in this Statement of Additional Information and the Fund's Prospectus, a "majority of the outstanding shares" of the Company or the Fund means, with respect to the approval of an investment advisory agreement, a distribution plan or a change in an investment objective or fundamental investment policy, the lesser of (1) 67% of the Company's or the Fund's shares, irrespective of class, represented at a meeting at which the holders of more than 50% of the outstanding shares of the Company or the Fund are present in person or by proxy, or (2) more than 50% of the Company's or a Fund's outstanding shares, irrespective of class.



            As stated in the Prospectus for California Money, holders of the Fund's Money, Dollar and Plus shares will vote in the aggregate and not by class on all matters, except where otherwise required by law, except that only Dollar shares will be entitled to vote on matters submitted to a vote of shareholders pertaining to such Fund's arrangements with Service Organizations with respect to Dollar shares and only Plus shares will be entitled to vote on matters submitted to a vote of shareholders pertaining to such Fund's arrangements with Service Organizations with respect to Plus shares. (See the Fund's Prospectus "Management of the Fund - Service Organizations.")

            As of May 6, 1997, the name, address and percentage of ownership of each institutional investor that owned of record 5% or more of the outstanding shares of California Money were as follows: City National Bank, 400 North Roxbury Drive, 7th Floor, Beverly Hills, California 90210, 10.80%; Union Bank, Trust Fund Accounting, P.O. Box 85602, San Diego, California 92112, 5.56%; GSS as Agent, The Chase Manhattan Bank, N.A., 4 New York Plaza, 9th Floor , New York, New York 10004, 12.97%; BF Fund Partnership I, Bankers Trust Company, P.O. Box 1742 Church Street Station, New York, New York 10008, 5.57%; and Morgan Guaranty Trust Company of New York, 522 Fifth Avenue, New York, New York 10036, 19.13%. Bank of America National Trust Savings Association is a subsidiary of BankAmerica Corporation and is a corporation organized and existing under the laws of the United States as a national banking association. The Company does not know whether the entities named above are the beneficial owners of the shares held by them.


            The Company does not presently intend to hold annual meetings of shareholders except as required by the 1940 Act or other applicable law. The law under certain circumstances provides shareholders with the right to call for a meeting of shareholders to consider the removal of one or more directors. To the extent required by law, the Company will assist in shareholder communication in such matters.


            Notwithstanding any provision of Maryland law requiring a greater vote of the Company's shares in connection with any corporate action, unless otherwise provided by law or by the Company's Charter, the Company may take or authorize such action upon the favorable vote of the holders of more than 50% of the Company's outstanding shares voting without regard to class. (See, however, the Fund's Prospectus under "Description of Shares" regarding certain special voting rights of Dollar and Plus shares on matters pertaining to the Fund's arrangements with Service Organizations.)



                              FINANCIAL STATEMENTS


            The Company's Annual Report to Shareholders for the fiscal year ended January 31, 1997 has been filed with the Securities and Exchange Commission. The financial statements in such Annual Report (the "Financial Statements") are incorporated into this Statement of Additional Information by reference. The Financial Statements included in the Annual Report for the fiscal year ended January 31, 1997 have been audited by the Company's independent accountants, Coopers & Lybrand L.L.P., whose report thereon also appears in such Annual Report and is incorporated herein by reference. The Financial Statements in such Annual Report have been incorporated herein in reliance upon such report given upon the authority of such firm as experts in accounting and auditing.

                                   APPENDIX A


COMMERCIAL PAPER RATINGS

            A Standard & Poor's commercial paper rating is a current assessment of the likelihood of timely payment of debt considered short-term in the relevant market. The following summarizes the rating categories used by Standard and Poor's for commercial paper:


            "A-1" - The highest category indicates that the degree of safety regarding timely payment is strong. Those issues determined to possess extremely strong safety characteristics are denoted with a plus sign (+) designation.



            "A-2" - Capacity for timely payment on issues with this designation is satisfactory. However, the relative degree of safety is not as high as for issues designated "A-1."



            "A-3" - Issues carrying this designation have adequate capacity for timely payment. They are, however, more vulnerable to the adverse effects of changes in circumstances than obligations carrying the higher designations.



            "B" - Issues are regarded as having only a speculative capacity for timely payment.



            "C" - This rating is assigned to short-term debt obligations with a doubtful capacity for payment.



            "D" - Issues are in payment default.



            Moody's commercial paper ratings are opinions of the ability of issuers to repay punctually promissory obligations not having an original maturity in excess of 9 months. The following summarizes the rating categories used by Moody's for commercial paper:


            "Prime-1" - Issuers or related supporting institutions have a superior capacity for repayment of short-term promissory obligations. Prime-1 repayment capacity will normally be evidenced by the following characteristics: leading market positions in well established industries; high rates of return on funds employed; conservative capitalization structures with moderate reliance on debt and ample asset protection; broad margins in earning coverage of fixed financial charges and high internal cash generation; and well established access to a range of financial markets and assured sources of alternate liquidity.

            "Prime-2" - Issuers or related supporting institutions have a strong capacity for repayment of short-term promissory obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, will be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternative liquidity is maintained.



            "Prime-3" - Issuers or related supporting institutions have an acceptable capacity for repayment of short-term promissory obligations. The effects of industry characteristics and market composition may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt protection measurements and the requirement for relatively high financial leverage. Adequate alternate liquidity is maintained.



            "Not Prime" - Issuers do not fall within any of the Prime rating categories.



            The three rating categories of Duff & Phelps for investment grade commercial paper and short-term debt are "D-1," "D-2" and "D-3." Duff & Phelps employs three designations, "D- 1+," "D-1" and "D-1-," within the highest rating category. The following summarizes the rating categories used by Duff & Phelps for commercial paper:

            "D-1+" - Debt possesses highest certainty of timely payment. Short-term liquidity, including internal operating factors and/or access to alternative sources of funds, is outstanding, and safety is just below risk-free U.S. Treasury short-term obligations.

            "D-1" - Debt possesses very high certainty of timely payment. Liquidity factors are excellent and supported by good fundamental protection factors. Risk factors are minor.

            "D-1-" - Debt possesses high certainty of timely payment. Liquidity factors are strong and supported by good fundamental protection factors. Risk factors are very small.

            "D-2" - Debt possesses good certainty of timely payment. Liquidity factors and company fundamentals are sound. Although ongoing funding needs may enlarge total financing requirements, access to capital markets is good. Risk factors are small.

            "D-3" - Debt possesses satisfactory liquidity and other protection factors qualify issue as investment grade. Risk factors are larger and subject to more variation. Nevertheless, timely payment is expected.

            "D-4" - Debt possesses speculative investment characteristics. Liquidity is not sufficient to ensure against disruption in debt service. Operating factors and market access may be subject to a high degree of variation.

            "D-5" - Issuer has failed to meet scheduled principal and/or interest payments.


            Fitch short-term ratings apply to debt obligations that are payable on demand or have original maturities of generally up to three years. The following summarizes the rating categories used by Fitch for short-term obligations:

            "F-1+" - Securities possess exceptionally strong credit quality. Issues assigned this rating are regarded as having the strongest degree of assurance for timely payment.

            "F-1" - Securities possess very strong credit quality. Issues assigned this rating reflect an assurance of timely payment only slightly less in degree than issues rated "F-1+."


            "F-2" - Securities possess good credit quality. Issues assigned this rating have a satisfactory degree of assurance for timely payment, but the margin of safety is not as great as the "F-1+" and "F-1" ratings.


            "F-3" - Securities possess fair credit quality. Issues assigned this rating have characteristics suggesting that the degree of assurance for timely payment is adequate; however, near-term adverse changes could cause these securities to be rated below investment grade.

            "F-S" - Securities possess weak credit quality. Issues assigned this rating have characteristics suggesting a minimal degree of assurance for timely payment and are vulnerable to near-term adverse changes in financial and economic conditions.

            "D" - Securities are in actual or imminent payment default.

            Fitch may also use the symbol "LOC" with its short-term ratings to indicate that the rating is based upon a letter of credit issued by a commercial bank.

            Thomson BankWatch short-term ratings assess the likelihood of an untimely or incomplete payment of principal or interest of unsubordinated instruments having a maturity of one year or less which are issued by United States commercial banks, thrifts and non-bank banks; non-United States banks; and broker-dealers. The following summarizes the ratings used by Thomson BankWatch:


            "TBW-1" - This designation represents Thomson BankWatch's highest rating category and indicates a very high degree of likelihood that principal and interest will be paid on a timely basis.

            "TBW-2" - This designation indicates that while the degree of safety regarding timely payment of principal and interest is strong, the relative degree of safety is not as high as for issues rated "TBW-1."

            "TBW-3" - This designation represents the lowest investment grade category and indicates that while the debt is more susceptible to adverse developments (both internal and external) than obligations with higher ratings, capacity to service principal and interest in a timely fashion is considered adequate.

            "TBW-4" - This designation indicates that the debt is regarded as non-investment grade and therefore speculative.


            IBCA assesses the investment quality of unsecured debt with an original maturity of less than one year which is issued by bank holding companies and their principal bank subsidiaries. The following summarizes the rating categories used by IBCA for short-term debt ratings:


            "A1+" - Obligations which posses a particularly strong credit feature are supported by the highest capacity for timely repayment.


            "A1" - Obligations are supported by the highest capacity for timely repayment.

            "A2" - Obligations are supported by a good capacity for timely repayment.

            "A3" - Obligations are supported by a satisfactory capacity for timely repayment.

            "B" - Obligations for which there is an uncertainty as to the capacity to ensure timely repayment.

            "C" - Obligations for which there is a high risk of default or which are currently in default.

CORPORATE AND MUNICIPAL LONG-TERM DEBT RATINGS

            The following summarizes the ratings used by Standard & Poor's for corporate and municipal debt:

            "AAA" - This designation represents the highest rating assigned by Standard & Poor's to a debt obligation and indicates an extremely strong capacity to pay interest and repay principal.

            "AA" - Debt is considered to have a very strong capacity to pay interest and repay principal and differs from AAA issues only in small degree.

            "A" - Debt is considered to have a strong capacity to pay interest and repay principal although such issues are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher-rated categories.

            "BBB" - Debt is regarded as having an adequate capacity to pay interest and repay principal. Whereas such issues normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher-rated categories.

            "BB," "B," "CCC," "CC" and "C" - Debt is regarded, on balance, as predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. "BB" indicates the lowest degree of speculation and "C" the highest degree of speculation. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

            "BB" - Debt has less near-term vulnerability to default than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial or economic conditions which could lead to inadequate capacity to meet timely interest and principal payments. The "BB" rating category is also used for debt subordinated to senior debt that is assigned an actual or implied "BBB-" rating.

            "B" - Debt has a greater vulnerability to default but currently has the capacity to meet interest payments and principal repayments. Adverse business, financial or economic conditions will likely impair capacity or willingness to pay interest and repay principal. The "B" rating category is also used for debt subordinated to senior debt that is assigned an actual or implied "BB" or "BB-" rating.

            "CCC" - Debt has a currently identifiable vulnerability to default, and is dependent upon favorable business, financial and economic conditions to meet timely payment of interest and repayment of principal. In the event of adverse business, financial or economic conditions, it is not likely to have the capacity to pay interest and repay principal. The "CCC" rating category is also used for debt subordinated to senior debt that is assigned an actual or implied "B" or "B-" rating.

            "CC" - This rating is typically applied to debt subordinated to senior debt that is assigned an actual or implied "CCC" rating.

            "C" - This rating is typically applied to debt subordinated to senior debt which is assigned an actual or implied "CCC-" debt rating. The "C" rating may be used to cover a situation where a bankruptcy petition has been filed, but debt service payments are continued.

            "CI" - This rating is reserved for income bonds on which no interest is being paid.

            "D" - Debt is in payment default. This rating is used when interest payments or principal payments are not made on the date due, even if the applicable grace period has not expired, unless S & P believes that such payments will be made during such grace period. "D" rating is also used upon the filing of a bankruptcy petition if debt service payments are jeopardized.

            PLUS (+) OR MINUS (-) - The ratings from "AA" through "CCC" may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.


            "r" - This rating is attached to highlight derivative, hybrid, and certain other obligations that S & P believes may experience high volatility or high variability in expected returns due to non-credit risks. Examples of such obligations are: securities whose principal or interest return is indexed to equities, commodities, or currencies; certain swaps and options; and interest only and principal only mortgage securities. The absence of an "r" symbol should not be taken as an indication that an obligation will exhibit no volatility or variability in total return.


      The following summarizes the ratings used by Moody's for corporate and municipal long-term debt:

            "Aaa" - Bonds are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edged." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

            "Aa" - Bonds are judged to be of high quality by all standards. Together with the "Aaa" group they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in "Aaa" securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in "Aaa" securities.

            "A" - Bonds possess many favorable investment attributes and are to be considered as upper medium-grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment sometime in the future.

            "Baa" - Bonds considered medium-grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

            "Ba," "B," "Caa," "Ca," and "C" - Bonds that possess one of these ratings provide questionable protection of interest and principal ("Ba" indicates some speculative elements; "B" indicates a general lack of characteristics of desirable investment; "Caa" represents a poor standing; "Ca" represents obligations which are speculative in a high degree; and "C" represents the lowest rated class of bonds). "Caa," "Ca" and "C" bonds may be in default.

            Con. (---) - Bonds for which the security depends upon the completion of some act or the fulfillment of some condition are rated conditionally. These are bonds secured by (a) earnings of projects under construction, (b) earnings of projects unseasoned in operation experience, (c) rentals which begin when facilities are completed, or (d) payments to which some other limiting condition attaches. Parenthetical rating denotes probable credit stature upon completion of construction or elimination of basis of condition.


            (P)... - When applied to forward delivery bonds, indicates that the rating is provisional pending delivery of the bonds. The rating may be revised prior to delivery if changes occur in the legal documents or the underlying credit quality of the bonds.

            Note: Those bonds in the Aa, A, Baa, Ba and B groups which Moody's believes possess the strongest investment attributes are designated by the symbols, Aa1, A1, Baa1, Ba1 and B1.


            The following summarizes the long-term debt ratings used by Duff & Phelps for corporate and municipal long-term debt:

            "AAA" - Debt is considered to be of the highest credit quality. The risk factors are negligible, being only slightly more than for risk-free U.S. Treasury debt.

            "AA" - Debt is considered of high credit quality. Protection factors are strong. Risk is modest but may vary slightly from time to time because of economic conditions.

            "A" - Debt possesses protection factors which are average but adequate. However, risk factors are more variable and greater in periods of economic stress.

            "BBB" - Debt possesses below average protection factors but such protection factors are still considered sufficient for prudent investment. Considerable variability in risk is present during economic cycles.

            "BB," "B," "CCC," "DD," and "DP" - Debt that possesses one of these ratings is considered to be below investment grade. Although below investment grade, debt rated "BB" is deemed likely to meet obligations when due. Debt rated "B" possesses the risk that obligations will not be met when due. Debt rated "CCC" is well below investment grade and has considerable uncertainty as to timely payment of principal, interest or preferred dividends. Debt rated "DD" is a defaulted debt obligation, and the rating "DP" represents preferred stock with dividend arrearages.

            To provide more detailed indications of credit quality, the "AA," "A," "BBB," "BB" and "B" ratings may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within these major categories.


            The following summarizes the highest four ratings used by Fitch for corporate and municipal bonds:

            "AAA" - Bonds considered to be investment grade and of the highest credit quality. The obligor has an exceptionally strong ability to pay interest and repay principal, which is unlikely to be affected by reasonably foreseeable events.

            "AA" - Bonds considered to be investment grade and of very high credit quality. The obligor's ability to pay interest and repay principal is very strong, although not quite as strong as bonds rated "AAA." Because bonds rated in the "AAA" and "AA" categories are not significantly vulnerable to foreseeable future developments, short-term debt of these issuers is generally rated "F-1+."

            "A" - Bonds considered to be investment grade and of high credit quality. The obligor's ability to pay interest and repay principal is considered to be strong, but may be more vulnerable to adverse changes in economic conditions and circumstances than bonds with higher ratings.

            "BBB" - Bonds considered to be investment grade and of satisfactory credit quality. The obligor's ability to pay interest and repay principal is considered to be adequate. Adverse changes in economic conditions and circumstances, however, are more likely to have an adverse impact on these bonds, and therefore, impair timely payment. The likelihood that the ratings of these bonds will fall below investment grade is higher than for bonds with higher ratings.


            To provide more detailed indications of credit quality, the Fitch ratings from and including "AA" to "BBB" may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within these major rating categories.



            IBCA assesses the investment quality of unsecured debt with an original maturity of more than one year which is issued by bank holding companies and their principal bank subsidiaries. The following summarizes the rating categories used by IBCA for long-term debt ratings:


            "AAA" - Obligations for which there is the lowest expectation of investment risk. Capacity for timely repayment of principal and interest is substantial, such that adverse changes in business, economic or financial conditions are unlikely to increase investment risk substantially.



            "AA" - Obligations for which there is a very low expectation of investment risk. Capacity for timely repayment of principal and interest is substantial, such that adverse changes in business, economic or financial conditions may increase investment risk, albeit not very significantly.


            "A" - Obligations for which there is a low expectation of investment risk. Capacity for timely repayment of principal and interest is strong, although adverse changes in business, economic or financial conditions may lead to increased investment risk.

            "BBB" - Obligations for which there is currently a low expectation of investment risk. Capacity for timely repayment of principal and interest is adequate, although adverse changes in business, economic or financial conditions are more likely to lead to increased investment risk than for obligations in other categories.


            "BB," "B," "CCC," "CC," and "C" - Obligations are assigned one of these ratings where it is considered that speculative characteristics are present. "BB" represents the lowest degree of speculation and indicates a possibility of investment risk developing. "C" represents the highest degree of speculation and indicates that the obligations are currently in default.


            IBCA may append a rating of plus (+) or minus (-) to a rating below "AAA" to denote relative status within major rating categories.



            Thomson BankWatch assesses the likelihood of an untimely repayment of principal or interest over the term to maturity of long term debt and preferred stock which are issued by United States commercial banks, thrifts and non-bank banks; non-United States banks; and broker-dealers. The following summarizes the rating categories used by Thomson BankWatch for long-term debt ratings:


            "AAA" - This designation represents the highest category assigned by Thomson BankWatch to long-term debt and indicates that the ability to repay principal and interest on a timely basis is extremely high.



            "AA" - This designation indicates a very strong ability to repay principal and interest on a timely basis with limited incremental risk compared to issues rated in the highest category.


            "A" - This designation indicates that the ability to repay principal and interest is strong. Issues rated "A" could be more vulnerable to adverse developments (both internal and external) than obligations with higher ratings.

            "BBB" - This designation represents Thomson BankWatch's lowest investment grade category and indicates an acceptable capacity to repay principal and interest. Issues rated "BBB" are, however, more vulnerable to adverse developments (both internal and external) than obligations with higher ratings.

            "BB," "B," "CCC," and "CC," - These designations are assigned by Thomson BankWatch to non-investment grade long-term debt. Such issues are regarded as having speculative characteristics regarding the likelihood of timely payment of principal and interest. "BB" indicates the lowest degree of speculation and "CC" the highest degree of speculation.

            "D" - This designation indicates that the long-term debt is in default.

            PLUS (+) OR MINUS (-) - The ratings from "AAA" through "CC" may include a plus or minus sign designation which indicates where within the respective category the issue is placed.


MUNICIPAL NOTE RATINGS

            A Standard and Poor's rating reflects the liquidity concerns and market access risks unique to notes due in three years or less. The following summarizes the ratings used by Standard & Poor's Ratings Group for municipal notes:

            "SP-1" - The issuers of these municipal notes exhibit very strong or strong capacity to pay principal and interest. Those issues determined to possess overwhelming safety characteristics are given a plus (+) designation.

            "SP-2" - The issuers of these municipal notes exhibit satisfactory capacity to pay principal and interest.

            "SP-3" - The issuers of these municipal notes exhibit speculative capacity to pay principal and interest.


            Moody's ratings for state and municipal notes and other short-term loans are designated Moody's Investment Grade ("MIG") and variable rate demand obligations are designated Variable Moody's Investment Grade ("VMIG"). Such ratings recognize the differences between short-term credit risk and long-term risk. The following summarizes the ratings by Moody's Investors Service, Inc. for short-term notes:

            "MIG-1"/"VMIG-1" - Loans bearing this designation are of the best quality, enjoying strong protection by established cash flows, superior liquidity support or demonstrated broad-based access to the market for refinancing.

            "MIG-2"/"VMIG-2" - Loans bearing this designation are of high quality, with margins of protection ample although not so large as in the preceding group.

            "MIG-3"/"VMIG-3" - Loans bearing this designation are of favorable quality, with all security elements accounted for but lacking the undeniable strength of the preceding grades.

Liquidity and cash flow protection may be narrow and market access for refinancing is likely to be less well established.

            "MIG-4"/"VMIG-4" - Loans bearing this designation are of adequate quality, carrying specific risk but having protection commonly regarded as required of an investment security and not distinctly or predominantly speculative.

            "SG" - Loans bearing this designation are of speculative quality and lack margins of protection.


            Fitch and Duff & Phelps use the short-term ratings described under Commercial Paper Ratings for municipal notes.

                                     PART C
                                OTHER INFORMATION


Item 24.    Financial Statements and Exhibits

                  Financial Statements:

                  (1)   Included in Part A of the Registration
                        Statement:


                        Financial Highlights for California Money Fund (Money
                           Shares) for the fiscal years ended January 31, 1997, 1996, 1995, 1994, 1993, 1992, 1991, 1990, 1989 and
                           1988; for California Money Fund (Dollar Shares) for the fiscal years ended January 31, 1997, 1996, 1995, 1994, 1993, 1992 and for the period from January 9, 1991 (commencement of operations) through January 31, 1991; for California Money Fund (Plus Shares) for the fiscal years ended January 31, 1997, 1996, 1995, 1994, 1993, 1992, 1991, 1990, 1989 and 1988.


                  (2)   Included in Part B of the Registration
                        Statement:


                        The financial statements contained in Registrant's
                           January 31, 1997 Annual Report to Shareholders, a copy of which has been filed with the Commission, are incorporated herein by reference, with respect to the California Money Fund, to the Registrant's File No. 2-79510 filed on March 24, 1997.


            (b)   Exhibits:

            (1)   (a)      Articles of Incorporation dated September 20, 1982
                           are incorporated herein by reference to Exhibit 1(a) of Post-Effective Amendment No. 7 to Registrant's
                           Registration Statement, filed on March 31, 1988.

                  (b) Articles Supplementary to Registrant's Articles of Incorporation dated November 24, 1982 are incorporated herein by reference to Exhibit 1(b) of Post-Effective Amendment No. 7 to Registrant's

                           Registration Statement, filed on March 31, 1988.

                  (c) Articles of Amendment to Registrant's Articles of Incorporation dated February 10, 1983 are incorporated herein by reference to Exhibit 1(c) of Post-Effective Amendment No. 7 to Registrant's Registration Statement filed on March 31, 1988.

                  (d) Articles Supplementary to Registrant's Articles of Incorporation dated August 31, 1985 are incorporated herein by reference to Exhibit 1(d) of Post-Effective Amendment No. 5 to Registrant's Registration Statement, filed on May 30, 1986.

                  (e) Articles Supplementary to Registrant's Articles of Incorporation dated July 26, 1988 are incorporated herein by reference to Exhibit (1)(e) of Post-Effective Amendment No. 10 to Registrant's Registration Statement, filed on March 31, 1989.

                  (f) Articles of Amendment to Registrant's Articles of Incorporation dated October 20, 1988 are incorporated herein by reference to Exhibit (1)(f) of Post-Effective Amendment No. 10 to Registrant's Registration Statement, filed on March 31, 1989.

            (2)   (a)      By-laws as initially approved and adopted
                           by Registrant's Board of Directors on
                           September 21, 1982 are incorporated herein by reference to Exhibit 2(a) to Post-
                           Effective Amendment No. 7 to Registrant's
                           Registration Statement, filed on March 31, 1988.

                  (b) Amendments to By-laws as approved and adopted by Registrant's Board of Directors on February 1, 1983 are incorporated herein by reference to Exhibit 2(b) to Post-Effective Amendment No. 7 to Registrant's Registration Statement, filed on March 31, 1988.

                  (c)      Amendment to By-laws as approved and
                           adopted by Registrant's Board of Directors on May 8, 1984 is incorporated herein by reference to Exhibit (2)(c) of Post-
                           Effective Amendment No. 3 to Registrant's
                           Registration Statement, filed on May 30, 1985.

                  (d) Amendment to By-laws as approved and adopted by Registrant's Board of Directors on March 25, 1986 is incorporated herein by reference to Exhibit 2(d) of Post-Effective Amendment No. 5 to Registrant's Registration Statement, filed on May 30, 1986.

                  (e) Amendments to By-laws as approved and adopted by Registrant's Board of Directors on December 16, 1987 are incorporated herein by reference to Exhibit 2(e) to Post-Effective Amendment No. 7 to Registrant's Registration Statement, filed on March 31, 1988.

                  (f) Amendments to By-laws as approved and adopted by Registrant's Board of Directors on June 21, 1988 are incorporated herein by reference to Exhibit (2)(f) of Post-Effective Amendment No. 10 to Registrant's Registration Statement, filed on March 31, 1989.

            (3)         None.

            (4)   (a)      Specimen copy of share certificate for
                           Class A Common Stock is incorporated herein by reference to Exhibit (4) of Post-
                           Effective Amendment No. 1 to Registrant's
                           Registration Statement, filed on
                           September 1, 1983.

                  (b)      Specimen copy of share certificate for
                           Class A Common Stock-Special Series 1 is incorporated herein by reference to Exhibit 4(b) of Post-Effective Amendment No. 5 to Registrant's Registration Statement, filed on May 30, 1986.

                  (c) Specimen copy of share certificate for Class A Common Stock-Special Series 2 is incorporated herein by reference to Exhibit 4(c) of Post-Effective Amendment No. 5 to

                           Registrant's Registration Statement, filed on May 30, 1986.

            (5)   (a)      Amended and Restated Investment Advisory
                           Agreement dated July 28, 1988 between
                           Registrant and Provident Institutional
                           Management Corporation is incorporated
                           herein by reference to Exhibit (5)(a) of Post-Effective Amendment No. 10 to
                           Registrant's Registration Statement, filed on March 31, 1989.

                  (b) Amended and Restated Sub-Advisory Agreement dated July 28, 1988 between Provident Institutional Management Corporation and Provident National Bank is incorporated herein by reference to Exhibit (5)(b) of Post-Effective Amendment No. 10 to Registrant's Registration Statement, filed on March 31, 1989.

            (6) Distribution Agreement dated January 31, 1994 between Registrant and Provident Distributors, Inc. is incorporated herein by reference to Exhibit (6) of Post-Effective Amendment No. 15 to Registrant's Registration Statement filed on May 27, 1994.

            (7) Fund Office Retirement Profit-Sharing Plan and Trust Agreement as approved September 27, 1990 is incorporated herein by reference to Exhibit (7) of Post-Effective Amendment No. 49 to the Registration Statement of Temporary Investment Fund, Inc. (TempFund portfolio) (No. 2-47015) filed on December 12, 1990.

            (8) Amended and Restated Custodian Agreement dated July 28, 1988 between Registrant and Provident National Bank is incorporated herein by reference to Exhibit (8) of Post-Effective Amendment No. 10 to Registrant's Registration Statement, filed on March 31, 1989.

            (9)   (a)      Administration Agreement dated January 18,
                           1993 between Registrant and Provident
                           Distributors, Inc. (formerly MFD Group,
                           Inc.) and Provident Financial Processing

                           Corporation is incorporated herein by
                           reference to Exhibit (9)(a) of Post-
                           Effective Amendment No. 14 to Registrant's
                           Registration Statement filed on May 28,
                           1993.


                   (b)     Amended and Restated Transfer Agency
                           Agreement dated July 28, 1988 between
                           Registrant and Provident Financial
                           Processing Corporation is incorporated
                           herein by reference to Exhibit (9)(b) of Post-Effective Amendment No. 10 to Registrant's Registration Statement, filed on March 31, 1989.


            (10)        Opinion of Counsel and Consent of Drinker,
                        Biddle & Reath, LLP.


            (11)   (a)     Consent of Coopers & Lybrand L.L.P.

                   (b)     Consent of O'Melveny & Myers.

            (12)        None.

            (13)        None.

            (14)        None.

            (15)   (a)     12b-1 Services Plan is incorporated herein
                           by reference to Exhibit (15) of Post-
                           Effective Amendment No. 4 to Registrant's
                           Registration Statement, filed on July 30, 1985.

                   (b) Amended and Restated 12b-1 Services Plan is incorporated herein by reference to Exhibit 15(b) of Post-Effective Amendment No. 8 to the Registrant's Registration Statement, filed on June 1, 1988.

                   (c) Amended and Restated Non-12b-1 Plan is incorporated herein by reference to Exhibit (15)(c) of Post-Effective Amendment No. 10 to Registrant's Registration Statement, filed on March 31, 1989.

            (16)        Schedule for Computation of Performance
                        Quotations is incorporated herein by reference to Exhibit (16) of Post-Effective Amendment No. 14 to Registrant's Registration Statement, filed on May 28, 1993.

            (27)  (a)   Financial Data Schedule as of January 31, 1997 for
                        the California Money Fund (Money Class).



                  (b)   Financial Data Schedule as of January 31,
                        1997 for the California Money Fund (Dollar
                        Class).


Item 25.    Persons Controlled by or under Common Control with
            Registrant

            Registrant is controlled by its Board of Directors.

Item 26.    Number of Holders of Securities


            The following information is as of May 6, 1997.



            Title of Class                   Number of Record Holders
            --------------                   ------------------------
            Class A Common Stock                         55
            Class A Common Stock                          -
              Special Series 1                            5
            Class A Common Stock                          -
              Special Series 2                            0


Item 27.    Indemnification

            Article VII, Section 3 of the Registrant's Articles of Incorporation, incorporated herein by reference as Exhibit (1)(a), and Article VI, Section 2 of Registrant's By-Laws, incorporated herein by reference as Exhibit (2)(a), require the indemnification of Registrant's directors and officers to the full extent permissible under the General Laws of the State of Maryland and the Investment Company Act of 1940. Indemnification of Registrant's principal underwriter, custodian and transfer agent against certain losses is provided for, respectively, in Section 6.b. of the Distribution Agreement, incorporated herein by reference as Exhibit (6), Section 22 of the Custodian Agreement, incorporated herein by reference as Exhibit (8), and Section 15 of the Transfer Agency Agreement, incorporated herein by reference as Exhibit
(9)(b). The Fund has obtained from a major insurance carrier a directors and officers' liability policy covering certain types of errors and omissions.

            Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of Registrant pursuant to the foregoing provisions, or otherwise, Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by Registrant of expenses incurred or paid by a director, officer or controlling person of Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

Item 28.    Business and Other Connections of Investment Adviser


            PIMC performs investment advisory and other services for Registrant and certain other investment companies and other accounts. PNC Bank and its predecessors have been in the business of managing the investments of fiduciary and other accounts in the Philadelphia area since 1847. In addition to its trust business, PNC Bank provides commercial banking services.



            The information required by this Item 28 with respect to each director and officer of PIMC is incorporated by reference to Schedules A and D of Form ADV filed by PIMC with the SEC pursuant to the Investment Advisors Act of 1940 (File No. 801- 13304). To the knowledge of Registrant, none of the directors or officers of PNC Bank, except those set forth below, is, or has been, at any time during Registrant's past two fiscal years, engaged in any other business, profession, vocation or employment of a substantial nature, except that certain directors and officers of PNC Bank also hold various positions with, and engage in business for, PNC Bank Corp, which indirectly owns all the outstanding stock of PNC Bank, or other subsidiaries of PNC Bank Corp. Set forth below are the names and principal businesses of the directors and certain of the senior executive officers of PNC Bank who are engaged in any other business, profession, vocation or employment of a substantial nature.

                         PNC BANK, NATIONAL ASSOCIATION
                                    DIRECTORS


   Position with                                           Other Business                 Type of
      PNC Bank                  Name                        Connections                  Business
      --------                  ----                        -----------                  --------
      Director        B.R. Brown                 President and C.E.O. of             Coal
                                                 Consol, Inc.
                                                 Consol Plaza
                                                 Pittsburgh, PA  15241

      Director        Constance E. Clayton       Associate Dean, School of           Medical
                                                 Public Health and Professor of
                                                 Pediatrics Medical College of
                                                 PA, Hahnemann University
                                                 430 E. Sedgwick Street
                                                 Philadelphia, PA  19119

      Director        Eberhard Faber, IV         Chairman and C.E.O.                 Manufacturing
                                                 E.F.L., Inc.
                                                 450 Hedge Road
                                                 P.O. Box 49
                                                 Bear Creek, PA  18602

      Director        Dr. Stuart Heydt           President and C.E.O.                Medical
                                                 Geisinger Foundation
                                                 100 N. Academy Avenue
                                                 Danville, PA  17822

      Director        Edward P. Junker, III      Vice Chairman                       Banking
                                                 PNC Bank, N.A.
                                                 Ninth and State Streets
                                                 Erie, PA  16553

      Director        Thomas A. McConomy         President, C.E.O. and               Manufacturing
                                                 Chairman, Calgon Carbon
                                                 Corporation
                                                 P.O. Box 717
                                                 Pittsburgh, PA  15230-0717

      Director        Thomas H. O'Brien          Chairman                            Banking
                                                 PNC Bank, National Association
                                                 One PNC Plaza, 30th Floor
                                                 Pittsburgh, PA  15265

      Director        Dr. J. Dennis O'Connor     Provost, The Smithsonian            Education
                                                 Institution
                                                 1000 Jefferson Drive, S.W.
                                                 Room 230, MRC 009
                                                 Washington, D.C. 20560

      Director        Rocco A. Ortenzio          Chairman and C.E.O.                 Medical
                                                 Continental Medical
                                                 Systems, Inc.
                                                 P.O. Box 715
                                                 Mechanicsburg, PA  17055

      Director        Jane G. Pepper             President                           Horticulture
                                                 Pennsylvania Horticultural
                                                 Society
                                                 325 Walnut Street
                                                 Philadelphia, PA  19106

   Position with                                           Other Business                 Type of
      PNC Bank                  Name                        Connections                  Business
      --------                  ----                        -----------                  --------

      Director        Robert C. Robb, Jr.        Partner, Lewis, Eckert,             Financial and
                                                 Robb & Company                      Management
                                                 425 One Plymouth Meeting            Consultants
                                                 Plymouth Meeting, PA  19462

      Director        James E. Rohr              President and C.E.O.                Bank Holding
                                                 PNC Bank, N.A.                      Company
                                                 One PNC Plaza, 30th Floor
                                                 Pittsburgh, PA  15265

      Director        Daniel M. Rooney           President, Pittsburgh Steelers      Football
                                                 Football Club of the National
                                                 Football League
                                                 300 Stadium Circle
                                                 Pittsburgh, PA  15212

      Director        Seth E. Schofield          Chairman and C.E.O.                 Airline
                                                 USAir, Inc.
                                                 2345 Crystal Drive
                                                 Arlington, VA  22227

                         PNC BANK, NATIONAL ASSOCIATION
                                    OFFICERS


         John E. Alden                       Senior Vice President

         James C. Altman                     Senior Vice President

         Lila M. Bachelier                   Senior Vice President

         R. Perrin Baker                     Chief Market Counsel, Northwest PA

         James R. Bartholomew                Senior Vice President

         Peter R. Begg                       Senior Vice President

         Donald G. Berdine                   Senior Vice President

         Ben Berzin, Jr.                     Senior Vice President

         James H. Best                       Senior Vice President

         Eva T. Blum                         Senior Vice President

         Susan B. Bohn                       Senior Vice President

         Michael S. Borocz                   Senior Vice President

         George Brikis                       Executive Vice President

         Michael Brundage                    Senior Vice President

         Anthony J. Cacciatore               Senior Vice President

         Richard C. Caldwell                 Executive Vice President

         Craig T. Campbell                   Senior Vice President

         J. Richard Carnall                  Executive Vice President

         Edward V. Caruso                    Executive Vice President

         Peter K. Classen                    President & C.E.O., PNC Bank, Northeast PA

         Andra D. Cochran                    Senior Vice President

         Sharon Coghlan                      Coordinating Market Chief Counsel, Philadelphia

         James P. Conley                     Senior Vice President/Credit Policy

         C. David Cook                       Senior Vice President

         Alfred F. Cordasco                  Supervising Counsel, Pittsburgh, PA

         Robert Crouse                       Senior Vice President

                         PNC BANK, NATIONAL ASSOCIATION
                                    OFFICERS


         Peter M. Crowley                    Senior Vice President

         Keith P. Crytzer                    Senior Vice President

         John J. Daggett                     Senior Vice President

         Peter J. Donchak                    Senior Vice President

         Anuj Dhanda                         Senior Vice President

         Victor M. DiBattista                Chief Regional Counsel

         Frank H. Dilenschneider             Senior Vice President

         Thomas C. Dilworth                  Senior Vice President

         Alfred J. DiMatteis                 Senior Vice President

         James Dionise                       Senior Vice President and C.F.O.

         Patrick S. Doran                    Senior Vice President, Head of Consumer Lending

         Robert D. Edwards                   Senior Vice President

         David J. Egan                       Senior Vice President

         J. Lynn Evans                       Senior Vice President & Controller

         William E. Fallon                   Senior Vice President

         James M. Ferguson, III              Senior Vice President

         Charles J. Ferrero                  Senior Vice President

         Frederick C. Frank, III             Executive Vice President

         William J. Friel                    Executive Vice President

         John F. Fulgoney                    Coordinating Market Chief Counsel, Northeast PA

         Brian K. Garlock                    Senior Vice President

         George D. Gonczar                   Senior Vice President

         Richard C. Grace                    Senior Vice President

         James S. Graham                     Senior Vice President

         Michael J. Hannon                   Senior Vice President

         Stephen G. Hardy                    Senior Vice President

         Michael J. Harrington               Senior Vice President

         Marva H. Harris                     Senior Vice President

         Maurice H. Hartigan, II             Executive Vice President

                         PNC BANK, NATIONAL ASSOCIATION
                                    OFFICERS


         G. Thomas Hewes                     Senior Vice President

         Sylvan M. Holzer                    Executive Vice President

         Bruce C. Iacobucci                  Senior Vice President

         John M. Infield                     Senior Vice President

         Philip C. Jackson                   Senior Vice President

         William J. Johns                    Controller

         William R. Johnson                  Audit Director

         Edward P. Junker, III               Vice Chairman

         Robert D. Kane                      Senior Vice President

         Michael D. Kelsey                   Chief Compliance Counsel

         Jack Kelly                          Senior Vice President

         Geoffrey R. Kimmel                  Senior Vice President

         Randall C. King                     Senior Vice President

         Christopher M. Knoll                Senior Vice President

         Richard C. Krauss                   Senior Vice President

         Frank R. Krepp                      Senior Vice President & Chief Credit Policy Officer

         Kenneth P. Leckey                   Senior Vice President & Cashier

         Marilyn R. Levins                   Senior Vice President

         Carl J. Lisman                      Executive Vice President

         George Lula                         Senior Vice President

         Jane E. Madio                       Senior Vice President

         Nicholas M. Marsini, Jr.            Senior Vice President

         John A. Martin                      Senior Vice President

         David O. Matthews                   Senior Vice President

         Walter B. McClellan                 Senior Vice President

                         PNC BANK, NATIONAL ASSOCIATION
                                    OFFICERS


         James F. McGowan                    Senior Vice President

         Charlotte B. McLaughlin             Senior Vice President

         James C. Mendelson                  Senior Vice President

         James W. Meighen                    Senior Vice President

         Scott C. Meves                      Senior Vice President

         Ralph S. Michael                    Executive Vice President

         J. William Mills                    Senior Vice President

         Barbara A. Misner                   Senior Vice President

         Marlene D. Mosco                    Senior Vice President

         Scott Moss                          Senior Vice President

         Peter F. Moylan                     Senior Vice President

         Michael B. Nelson                   Executive Vice President

         Thomas J. Nist                      Senior Vice President

         Thomas H. O'Brien                   Chairman

         James F. O'Day                      Senior Vice President

         Cynthia G. Osofsky                  Senior Vice President

         Thomas E. Paisley, III              Senior Vice President

         Barbara Z. Parker                   Executive Vice President

         George R. Partridge                 Senior Vice President

         Daniel J. Panlick                   Senior Vice President

         David M. Payne                      Senior Vice President

         Charles C. Pearson, Jr.             President and CEO, PNC Bank, Central PA

         Helen P. Pudlin                     Senior Vice President

         Edward V. Randall, Jr.              President and CEO, PNC Bank, Pittsburgh

         Arthur F. Rodman, III               Senior Vice President

         Richard C. Rhoades                  Senior Vice President

         Bryan W. Ridley                     Senior Vice President

         James E. Rohr                       President and Chief Executive Officer

         Gary Royer                          Senior Vice President

                         PNC BANK, NATIONAL ASSOCIATION
                                    OFFICERS


         Robert T. Saltarelli                Senior Vice President

         Robert V. Sammartino                Senior Vice President

         William Sayre, Jr.                  Senior Vice President

         Alfred J. Schiavetti                Senior Vice President

         David W. Schoffstall                Executive Vice President

         Seymour Schwartzberg                Senior Vice President

         Timothy G. Shack                    Senior Vice President

         Douglas E. Shaffer                  Senior Vice President

         Alfred A. Silva                     Senior Vice President

         George R. Simon                     Senior Vice President

         Richard L. Smoot                    President and CEO of PNC Bank, Philadelphia

         Timothy N. Smyth                    Senior Vice President

         Kenneth S. Spatz                    Senior Vice President

         Darcel H. Steber                    Senior Vice President

         Robert L. Tassone                   Senior Vice President

         Jane B. Tompkins                    Senior Vice President

         Robert B. Trempe                    Senior Vice President

         Kevin M. Tucker                     Senior Vice President

         Alan P. Vail                        Senior Vice President

         Frank T. VanGrofski                 Executive Vice President

         Ronald H. Vicari                    Senior Vice President

         William A. Wagner                   Senior Vice President

         Patrick M. Wallace                  Senior Vice President

         Annette M. Ward-Kredel              Senior Vice President

         Robert S. Wrath                     Senior Vice President

         Arlene M. Yocum                     Senior Vice President

         Carole Yon                          Senior Vice President

         George L. Ziminski, Jr.             Senior Vice President

Item 29.    Principal Underwriter


            (a) Provident Distributors, Inc. currently acts as distributor for, in addition to the Company, Trust for Federal Securities, Municipal Fund for Temporary Investment, Temporary Investment Fund, Inc. and Municipal Fund for New York Investors, Inc.


            (b) The information required by this Item 29 with respect to each director, officer or partner of Provident Distributors, Inc. is incorporated by reference to Schedule A of Form BD filed by Provident Distributors, Inc. with the Securities and Exchange Commission pursuant to the Securities Exchange Act of 1934 (SEC File No. 8-46564).

Item 30.     Location of Accounts and Records


                  (1) PNC Bank, National Association, 1600 Market Street, 28th Floor, Philadelphia, Pennsylvania 19103 (records relating to its functions as sub-investment adviser).



                  (2) PNC Bank, National Association, 200 Stevens Drive, Lester, Pennsylvania 19113 (records relating to its functions as custodian).



                  (3) Provident Distributors, Inc., Four Falls Corporate Center, 6th Floor, West Conshohocken, Pennsylvania 19428 (records relating to its functions as distributor).


                  (4) PNC Institutional Management Corporation, 400 Bellevue Parkway, 4th Floor, Wilmington,
                        Delaware 19809 (records relating to its functions as investment adviser).


                  (5) PFPC Inc., 400 Bellevue Parkway, Wilmington, Delaware 19809 and Provident Distributors, Inc., Four Falls Corporate Center, West Conshohocken, Pennsylvania 19428 (records relating to their functions as administrators).


                  (6) PFPC Inc., 400 Bellevue Parkway, Wilmington, Delaware 19809 (records relating to its functions as transfer agent and dividend disbursing agent).


                  (7) Drinker Biddle & Reath LLP, 1100 Philadelphia National Bank Building, 1345 Chestnut Street, Philadelphia, Pennsylvania 19107

                        (Registrant's Articles of Incorporation, By-
                        Laws and Minute Books).

Item 31.    Management Services

            None.

Item 32.    Undertakings


            Registrant hereby undertakes to provide its Annual Report upon request without change to any recipient of a Prospectus for the California Money Fund.

                                   SIGNATURES


            Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets all the requirements for effectiveness of this Post-Effective Amendment No. 18 to its Registration Statement pursuant to Rule 485(b) under the Securities Act of 1933 and has duly caused this Post-Effective Amendment No. 18 to its Registration Statement to be signed on its behalf by the undersigned, thereto duly authorized, in the City of Wilmington, and State of Delaware, on May 29, 1997.


                                    MUNICIPAL FUND FOR
                                     CALIFORNIA INVESTORS, INC.

                                    * G. Willing Pepper
                                    --------------------------------------
                                    Chairman of the Board and
                                           President
                                       (Signature and Title)

            Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment No. 17 to Registrant's Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.


      Signature                   Title                        Date
      ---------                   -----                        ----
* G. Willing Pepper               Chairman of              May 29, 1997
-------------------------         the Board
G. Willing Pepper                 and President


* William R. Howell               Director                 May 29, 1997
-------------------------
William R. Howell

* Rudolph A. Peterson             Director                 May 29, 1997
-------------------------
Rudolph A. Peterson

* Anthony M. Santomero            Director                 May 29, 1997
-------------------------
Anthony M. Santomero

* Rodney D. Johnson               Director                 May 29, 1997
-------------------------
Rodney D. Johnson

/s/ Edward J. Roach               Vice President           May 29, 1997
-------------------------         and Treasurer
Edward J. Roach                   (Principal
                                  Financial and
                                  Accounting Officer)




*By:/s/ Edward J. Roach
    ----------------------------------
      Edward J. Roach
      Attorney-in-Fact

Powers of Attorney are incorporated by reference to Post-Effective Amendments No. 13, 14 and 15 to the Registrant's Registration Statement filed on May 28, 1992, May 28, 1993 and May 27, 1994, respectively.